As Filed with the Securities and Exchange Commission on April 28, 2006

Registration File No. 333-117348

811-7337

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 2	☒
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 24	☒

(Check appropriate box or boxes)

Protective Variable Life Separate Account

(Exact name of registrant)

Protective Life Insurance Company

(Name of depositor)

2801 Highway 280 South
Birmingham, Alabama 35223

(Address of depositor’s principal executive offices)

(800) 265-1545

Depositor’s Telephone Number, including Area Code

DAVID M. LOPER, Esq.
2801 Highway 280 South
Birmingham, Alabama 35223

(Name and address of agent for service)

Copy to:
STEPHEN E. ROTH, Esq.
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.

Washington, DC 20004-2415

It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485
☒	On May 1, 2006 pursuant to paragraph (b) of Rule 485
☐	80 days after filing pursuant to paragraph (a) of Rule 485
☐	On May 1, 2006 pursuant to paragraph (a) of Rule 485

Title of Securities Being Registered: Interests in Individual

Flexible Premium Variable and Fixed Life Insurance Policies

PROSPECTUS
May 1, 2006

Protective Premiere Executive
Individual Flexible Premium Variable and Fixed Life Insurance Policies

Issued by

Protective Variable Life Separate Account

and

Protective Life Insurance Company
2801 Highway 280 South
Birmingham, Alabama 35223

Telephone: (800) 265-1545

This Prospectus describes the Premiere Executive individual flexible premium variable and fixed life insurance policies (each, a “Policy”) issued by Protective Life Insurance Company (the “Company” or “Protective Life”). The Policy may be issued to individuals or groups. The Policy is designed to provide insurance protection on the life of the Insured  named in the Policy.

This Prospectus sets forth basic information about the Policy and the Variable Account that a prospective investor should know before investing. You should consider the Policy in conjunction with other insurance you own. It may not be advantageous to replace existing insurance with the Policy, or to finance the purchase of the Policy through a loan or through withdrawals from another policy. Additional fees and charges may apply. Please read this Prospectus and the Statement of Additional Information carefully before you invest.

You have the flexibility to vary the amount and timing of premium payments and your coverage will stay in force as long as sufficient Surrender Value is maintained. The Policy Value and, in certain circumstances, the Death Benefit will fluctuate with the investment performance of the investment options you select. Within certain limits, you may return the Policy.

You have a number of investment choices in this Policy. You may allocate your Policy’s value to the Fixed Account, which credits a specified rate of interest (where we bear the investment risk), or among 45 variable investment options (where you have the investment risk) with Funds from:

•       Goldman Sachs Variable Insurance Trust

•       Van Kampen Life Investment Trust

•       The Universal Institutional Funds, Inc.

•       MFS® Variable Insurance Trust

•       Oppenheimer Variable Account Funds

•       Fidelity® Variable Insurance Products Funds

•       Lord Abbett Series Fund, Inc.

•       Franklin Templeton Variable Insurance Products Trust

A prospectus for each of the Funds available through the Variable Account contains comprehensive information about each Fund. Please read these documents before investing and save them for future reference.

Please note that the Policies and/or the Funds:

•       are not guaranteed to provide any benefits;

•       are not insured by the FDIC or any other government agency;

•       are not bank deposits or other obligations of a bank and are not bank guaranteed; and

•       are subject to risks, including loss of the amount invested, tax risks and Policy Lapse.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policy or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Policies (except for Policies issued in certain states) include an arbitration provision that mandates resolution of all disputes arising under the Policy through binding arbitration. This provision is intended to restrict an Owner’s ability to litigate such disputes.

Table of Contents

Policy Benefits/Risks Summary	3
Policy Benefits	3
Policy Risks	5
Fund Risks	7
Fee Table	8
The Policy	12
Premiums	14
Calculation of Policy Value	15
Death Benefit Proceeds	17
Transfers of Policy Value	20
Surrenders and Withdrawals	24
Policy Loans	25
Suspension or Delays in Payments	27
Policy Lapse and Reinstatement	27
The Company and the Fixed Account	28
The Variable Account and the Funds	30
Goldman Sachs Variable Insurance Trust	30
Van Kampen Life Investment Trust	31
The Universal Institutional Funds, Inc.	31
MFS® Variable Insurance Trust	31
Oppenheimer Variable Account Funds	31
Fidelity® Variable Insurance Products Funds	32
Lord Abbett Series Fund, Inc.	32
Franklin Templeton Variable Insurance Products Trust	32
Charges and Deductions	37
Tax Considerations	41
Supplemental Riders and Endorsements	45
Exchange Privilege	46
Effects of the Exchange Offer	48
Use of the Policy	48
State Variations	49
Sale of the Policies	49
Legal Proceedings	51
Arbitration	51
Financial Statements	51
Glossary	52
Statement of Additional Information Table of Contents	54
Appendix A	A-1

POLICY BENEFITS/RISKS SUMMARY

This summary describes the Policy’s important benefits and risks. The sections in the Prospectus following this summary discuss the Policy’s benefits and other provisions in more detail. The Glossary at the end of this Prospectus defines certain words and phrases used in this Prospectus.

The Policy is an individual flexible premium variable and fixed life insurance policy for individuals and certain groups.

Purposes of the Policy

The Policy is designed to be a long-term investment providing insurance benefits. You should consider the Policy in conjunction with other insurance policies you own, as well as your need for insurance and the Policy’s long-term potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of policy illustrations.

Policy Benefits

Flexibility

The Policy is designed to be flexible to meet your specific life insurance needs. You have the flexibility to choose the investment options and premiums you pay.

•       Investment Options.   You may invest in your choice of up to 45 different investment options, as well as a Fixed Account, within your Policy.

•       Premium Payments.   You have the flexibility to choose how you pay premiums. You choose a planned premium when you purchase the Policy. You may change your planned premium, or pay additional premium any time, subject to certain limitations. The minimum initial premium is $25,000.

Death Benefit

If the Insured dies while the Policy is in force, we pay a Death Benefit to your beneficiary. The Death Benefit Proceeds generally pass to the beneficiary free of federal and state income tax at the death of the Insured. The calculation of the Death Benefit depends on the Death Benefit Option you selected and the federal tax compliance test applicable to the Policy (either Guideline Premium Limitation test or the Cash Value Accumulation test).

Under the Guideline Premium Limitation test, you select one of two Death Benefit Options:

•       Death Benefit Option A (Level) is equal to the greater of:

•        The current Face Amount; or

•        A specified percentage of the Policy Value as indicated on a table set forth in the Policy.

•       Death Benefit Option B (Increasing) is equal to the greater of:

•        The current Face Amount plus the Policy Value; or

•        A specified percentage of the Policy Value as indicated on a table set forth in the Policy.

Under the Cash Value Accumulation test, you select one of two Death Benefit Options:

•       Death Benefit Option A (Level) is equal to the greater of:

•        The current Face Amount; or

•        The minimum death benefit described below.

•       Death Benefit Option B (Increasing) is equal to the greater of:

•        The current Face Amount plus Policy Value; or

•        The minimum death benefit described below.

The minimum death benefit is the amount of level death benefit that the Policy Value would purchase if paid as a net single premium at such time.

The Death Benefit is reduced by any money you owe us, such as outstanding loans or liens (i.e., payments made under an accelerated death benefit rider or endorsement), interest on loans or liens, or unpaid charges. You may change your Death Benefit Option subject to certain rules. You may increase or decrease the Face Amount on your Policy under certain circumstances.

Cancellation Privilege

For a limited time after you receive your Policy, you have the right to cancel your Policy and receive a refund.

Lapse Protection Provision

If, for each month your Policy has been in force you have made a timely payment of the Minimum Monthly Premium (net of loans and withdrawals) stated on your Policy’s specification page, then, regardless of your Surrender Value, your Policy will not Lapse. This provision is effective during the first 15 Policy Years (if the Insured’s Issue Age is 18-39), during the first 10 Policy Years (if the Insured’s Issue Age is 40-64), or during the first 5 Policy Years (if the Insured’s Issue Age is 65-80). In some circumstances, the minimum amount required to maintain the Policy’s lapse protection may be more than the minimum initial premium required for the Policy. For more information please consult your registered representative.

Exchange Privilege

You may exchange an existing life insurance policy for this Policy, subject to certain restrictions.

Policy Value Credit

Subject to the conditions described further on in the Prospectus, on the tenth Policy Anniversary and on each Policy Anniversary thereafter, the Company credits additional Policy Value to your Policy. On Policy Anniversaries after the ninth Policy Anniversary as of which unloaned Policy Value is at least $50,000 but less than $500,000 the credit is equal to .50% of the unloaned Policy Value. On Policy Anniversaries as of which the unloaned Policy Value is equal to or greater than $500,000 the credit is equal to 1% of the unloaned Policy Value.

Transfers

Subject to certain restrictions you may transfer Policy Value among the Sub-Accounts and the Fixed Account. The Company has the right to restrict such transfers until after the later of 30 days after the Policy Effective Date or six days after the expiration of the Cancellation Period. The Company also may restrict or refuse to honor frequent transfers, including “market timing” transfers.

•       Dollar Cost Averaging.   You may elect to automatically transfer specified dollar amounts on a monthly or quarterly basis (at least $100 monthly or $300 quarterly) subject to the following restriction: no transfers may be made to the Fixed Account. You must have a Policy Value of at least $5,000 in the source Sub-Account or the Fixed Account at the time of election. You must elect this option for periods of at least 6 months, but not more than 48 months.

•       Portfolio Rebalancing.   You have the option to instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts (“Portfolio Rebalancing”). A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. The percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing, unless you elect otherwise.

Withdrawals

You may take money out of your Policy after the first Policy Year. The minimum withdrawal amount is $500.

Loans

After the first Policy Anniversary, you may borrow using your Policy Value as collateral. Generally the minimum amount you may borrow is $500 and the maximum is 90% of your Cash Value. This maximum is reduced by any Policy Debt or liens (including accrued interest) outstanding on the date of your loan request is received at the Home Office. State variations may apply. As collateral for the loan, we transfer an amount equal to the loan out of the Sub-Accounts and the Fixed Account and into the Loan Account on a pro-rata basis, unless you specify another allocation. Annual interest rates currently charged for loans are 5.0% for Policy Years 2 through 10, and 3.0% for Policy Years 11 and thereafter. You may repay all or part of your borrowings at any time while the Insured is alive and the Policy is in force. Borrowing may have tax consequences.

Settlement Options

You may choose a variety of ways to receive the proceeds of the Policy.

Terminal Illness Accelerated Death Benefit Endorsement

Under certain conditions, this endorsement provides an accelerated death benefit payment to the Owner if the Insured has a qualifying terminal illness. This endorsement is not available in all states.

Increased Surrender Value Rider

Under certain conditions, if the Owner fully surrenders the Policy for its Surrender Value during the first ten Policy Years, the Company will add an additional amount to such Surrender Value. (See “Surrenders and Withdrawals — Surrender Privileges, Increased Surrender Value Rider”)

Optional Coverage

For additional charges, you may add riders to your Policy.

Policy Risks

Investment Risk

If you invest your Policy Value in one or more Sub-Accounts, then you will be subject to the risk that investment performance may be unfavorable causing the Policy Value to decrease and the Monthly Deduction to increase (which, in turn, further decreases future Policy Value). This is because poor investment performance diminishes Policy Value thereby increasing the Net Amount at Risk under the Policy and, correspondingly, increasing the cost of insurance which is part of the Monthly Deduction. You could lose everything you invest. If you allocate Policy Value to the Fixed Account, then we credit your Policy Value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate shown on your Policy’s specification page.

Risk of Lapse

Unless the lapse protection is in effect, if your Surrender Value (without taking into account any lien on the Policy) on a Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date, the Policy will be in default and a grace period will begin. We will send you notice of the premium required to prevent Lapse. You have a 61-day Grace Period to make a payment of Net Premium at least sufficient to cover the current and past-due Monthly Deductions or the Policy will Lapse. You may reinstate a Lapsed Policy, subject to certain conditions. Payment of the Minimum Monthly Premium required under the lapse protection provision of the Policy will not guarantee that the Policy will remain in force after the termination of the lapse protection period.

Withdrawal and Surrender Risks

The Surrender Charge applies to the Policy during the first 8 Policy Years. The Surrender Value of the Policy is generally the Policy Value less the Surrender Charge and Policy Debt and any liens (including accrued interest). It is possible that your Policy will have no Surrender Value during the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the account value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will Lapse (terminate without value), because Surrender Charges decrease the Surrender Value.

Withdrawals are not permitted during the first Policy Year. After the first Policy Year, withdrawals are permitted, subject to certain limitations, for a fee. Withdrawals may reduce the Face Amount of the Policy.

A surrender may have tax consequences.

Tax Risks

We anticipate that the Policy should generally be treated as a life insurance contract under federal income tax law. There is less guidance, however, with respect to Policies issued on a substandard issue basis. Therefore, it is not clear whether such Policies will in all cases satisfy the applicable requirements. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you generally should not be considered to be in receipt of any portion of your Policy’s Cash Value until there is an actual distribution from the Policy. Moreover, Death Benefits payable under the Policy should be excludable from the gross income of the beneficiary. Although the beneficiary generally should not have to pay federal income tax on the Death Benefit, other taxes, such as estate taxes, may apply.

Your Policy may become a modified endowment contract as a result of: (1) the payment of excess premiums or unnecessary premiums, (2) a material change in the Policy, or (3) a reduction in your Death Benefit. If your Policy becomes a modified endowment contract, transactions such as withdrawals and loans will be treated first as a distribution of the earnings in the Policy and will be taxable as ordinary income in the year received. In addition, if the Policy Owner is under age 59 1/2 at the time of a surrender, withdrawal or loan, the amount that is included in income is generally subject to a 10% penalty tax.

If the Policy is not a modified endowment contract, distributions generally are treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans are generally not treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

See “Tax Considerations.” You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Loan Risks

A policy loan, whether or not repaid, has a permanent effect on the Policy Value, and potentially the Death Benefit, because the investment results of the Sub-Accounts and current interest rates credited on the Fixed Account Value do not apply to Policy Value in the Loan Account. Since interest credited on the Loan Account is transferred to the Sub-Accounts, even if the interest rate charged on the Policy Debt is equal to the rate credited on Policy Value in the Loan Account, unpaid interest will be added to the outstanding loan and will increase the loan balance. The larger the loan and the longer the loan is outstanding, the greater will be the effect on Policy Value held as collateral in the Loan Account.

Your Policy may Lapse if your outstanding loan amounts reduce the Surrender Value to zero. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax. Policy loans also may increase the potential for Lapse if the investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable.

If the Insured dies while a loan is outstanding, the loan balance, which includes any unpaid interest, will be deducted from the Death Benefit.

Specialized Uses of the Policy

Because your Policy provides for an accumulation of Policy Values as well as Death Benefit, you may wish to use it for various individual and business planning purposes. Purchasing the Policy in part for such purposes may involve certain risks. For example, if the investment performance of the Sub-Accounts is poorer than expected or if sufficient premiums are not paid, the Policy may Lapse or may not accumulate sufficient Policy Value to fund the purpose for which you purchased the Policy. Withdrawals and Policy Loans may significantly affect current and future Policy Value, Surrender Value or Death Benefit proceeds. The Policy is designed to provide benefits on a long-term basis. Before purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which it is being considered. In addition, using a Policy for a specialized purpose may have tax consequences.

Fund Risks

A comprehensive discussion of the risks of each Fund may be found in each Fund’s prospectus. Please refer to the Funds’ prospectuses for more information.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Premiere Executive Policy. If the amount of a charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative Insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the Policy, allow the Policy to Lapse, decrease the Initial Face Amount, transfer Policy Value among the Sub-Accounts and to and from the Fixed Account, and make withdrawals.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Premium Expense Charge:	Upon receipt of each premium payment	8.0% of each premium payment	8.0% of each premium payment
Contingent Deferred Sales Charge:(1)
Minimum and Maximum Charge	At the time of any surrender, Lapse, or decrease in the Initial Face Amount during the first 8 Policy Years	$0.80 - $47.71 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable	$0.80 - $47.71 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable
Charge for a 65 year old male in the nontobacco underwriting class during the first Policy year	At the time of any surrender, Lapse, or decrease in the Initial Face Amount during the first 8 Policy Years	$25.40 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable	$13.24 per $1,000 of Initial Face Amount or decrease in Initial Face Amount, as applicable
Transfer Fee:(2)	Upon each transfer in excess of 12 in a Policy Year	$25 per transfer	$25 per transfer
Withdrawal Charge:	At the time of each withdrawal of Policy Value	The lesser of 2.0% of the amount withdrawn or $25	The lesser of 2.0% of the amount withdrawn or $25

(1)          The contingent deferred sales charge varies based on individual characteristics such as the Insured’s Issue Age, sex and underwriting class, and decreases each Policy Year until it reaches zero after the 8th Policy Year. The contingent deferred sales charge shown in the table may not be typical of the charges you will pay. Your Policy’s specification page will indicate the charges applicable to your Policy, and more detailed information concerning your contingent deferred sales charge is available on request from our Home Office.

(2)   Protective Life currently does not assess the transfer fee.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Premiere Executive Policy, not including the Funds’ fees and expenses.

Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Cost of Insurance:(3)
Minimum and Maximum Charge	On the Policy Effective Date and each Monthly Anniversary Day	$0.08 - $108.93 per $1,000 of net amount at risk	$0.03 - $63.10 per $1,000 of net amount at risk
Charge for a 65 year old male in the nontobacco underwriting class during the first Policy Year	On the Policy Effective Date and each Monthly Anniversary Day	$1.76 per $1,000 of net amount at risk	$0.48 per $1,000 of net amount at risk
Mortality and Expense Risk Charge:	On the Policy Effective Date and each Monthly Anniversary Day	0.075% multiplied by the Variable Account Value for all Policy Years, which is equivalent to an annual rate of 0.90% of such amount

0.075% multiplied by the Variable Account Value for Policy Years 1-10, which is equivalent to an annual rate of 0.90% of such amount; 0.021% multiplied by the Variable Account Value in Policy Years 11 and thereafter, which is equivalent to an annual rate of 0.25% of such amount

Standard Administrative Charge:	On the Policy Effective Date and each Monthly Anniversary Day	$8.00	$8.00
Administrative Charge for Initial Face Amount:	On the Policy Effective Date and each Monthly Anniversary Day for the first 20 Policy Years	$0.05 per $1,000 of Initial Face Amount	$0.05 per $1,000 of Initial Face Amount

(3)          Cost of insurance charges vary based on individual characteristics such as the Insured’s Issue Age, sex and rate (i.e., underwriting) class, the number of years that the Policy has been in force, and the net amount at risk on either the Policy Effective Date or the applicable Monthly Anniversary Date. The charge generally increases with the Issue Age. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy’s specification page will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from our Home Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Issue Age, sex and rate classification of the Insured, and the Face Amount, planned premiums, and riders requested. This charge has been rounded to the nearest hundredth percent. Please see “Charge and Deductions” for additional information.

Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Administrative Charge For Face Amount Increases:
Minimum and Maximum Charge	On the Effective Date of the increase and the subsequent 11 Monthly Anniversary Days	$0.12 - $1.43 per $1,000 of any increase in Face Amount	$0.12 - $1.43 per $1,000 of any increase in Face Amount
Charge for a 65 year old male in the nontobacco underwriting class	On the Effective Date of the increase and the subsequent 11 Monthly Anniversary Days	$0.76 per $1,000 of any increase in Face Amount	$0.76 per $1,000 of any increase in Face Amount
Net Cost of Loans(4)	On each Policy Anniversary, as applicable(5)	2.00% in Policy Years 2 through 10; 0.25% in Policy Years 11 and thereafter	2.00% in Policy Years 2 through 10; 0% in Policy Years 11 and thereafter
Supplemental (Optional) Rider Charges:(6)
Children’s Term Life Insurance Rider	On the Effective Date and on each Monthly Anniversary Day	$0.45 per $1,000 of rider coverage amount	$0.45 per $1,000 of rider coverage amount
Accidental Death Benefit Rider
Minimum and Maximum Charge	On the Effective Date and on each Monthly Anniversary Day	$0.08 - $0.16 per $1,000 of rider coverage amount	$0.08 - $0.16 per $1,000 of rider coverage amount
Charge for a 35 year old male during the first Policy Year	On the Effective Date and on each Monthly Anniversary Day	$0.08 per $1,000 of rider coverage amount	$0.08 per $1,000 of rider coverage amount

(4)          The Net Cost of Loans is the difference between the amount of interest we charge you for a loan and the amount of interest we credit based upon the amount in your Loan Account.

(5)          As long as a loan is outstanding, loan interest must be paid in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, termination, or the Insured’s death.

(6)          Charges for most of the riders vary based on individual characteristics such as the Insured’s Issue Age, sex and underwriting class, the number of years that the Policy has been in force, and the net amount at risk. Charges based on actual age generally increase as the Insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Policy’s specifications page will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Home Office.

Periodic Charges Other Than Series Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted — Maximum Guaranteed Charge	Amount Deducted — Current Charge
Disability Benefit Rider
Minimum and Maximum Charge	On the Effective Date and on each Monthly Anniversary Day	$1.50 - $24.23 per $100 of rider coverage amount	$1.50 - $24.23 per $100 of rider coverage amount
Charge for a 35 year old male	On the Effective Date and on each Monthly Anniversary Day	$2.70 per $100 of rider coverage amount	$2.70 per $100 of rider coverage amount
Guaranteed Insurability Rider
Minimum and Maximum Charge	On the Effective Date and on each Monthly Anniversary Day	$0.02 - $0.16 per $1,000 of rider coverage amount	$0.02 - $0.16 per $1,000 of rider coverage amount
Charge for a 45 year old male in the nontobacco underwriting class	On the Effective Date and on each Monthly Anniversary Day	$0.03 per $1,000 of rider coverage amount	$0.03 per $1,000 of rider coverage amount
Protected Insurability Benefit Rider
Minimum and Maximum Charge	On the Effective Date and on each Monthly Anniversary Day	$0.03 - $0.13 per $1,000 of rider coverage amount	$0.03 - $0.13 per $1,000 of rider coverage amount
Charge for a 25 year old male during the first Policy Year	On the Effective Date and on each Monthly Anniversary Day	$0.08 per $1,000 of rider coverage amount	$0.08 per $1,000 of rider coverage amount
Flexible Coverage Rider(7)
Minimum and Maximum Charge	On the Effective Date and on each Monthly Anniversary Day	$0.08 - $108.93 per $1,000 of rider coverage amount	$0.02 - $45.95 per $1,000 of rider coverage amount
Charge for a 35 year old male in the nontobacco underwriting class during the first Policy Year	On the Effective Date and on each Monthly Anniversary Day	$0.14 per $1,000 of rider coverage amount	$0.03 per $1,000 of rider coverage amount
Term Rider for Covered Insured(7)
Minimum and Maximum Charge	On the Effective Date and on each Monthly Anniversary Day	$0.06 - $38.28 per $1,000 of rider coverage amount	$0.02 - $29.18 per $1,000 of rider coverage amount
Charge for a 45 year old female in the nontobacco underwriting class during the first Policy Year	On the Effective Date and on each Monthly Anniversary Day	$0.25 per $1,000 of rider coverage amount	$0.23 per $1,000 of rider coverage amount

(7)          This charge has been rounded to the nearest hundredth. Please contact your registered representative for additional information.

FUND EXPENSES

The next item shows the minimum and maximum total operating expenses deducted from the total net assets of the Funds (before waiver or reimbursement) during the fiscal year ended December 31, 2005. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

RANGE OF EXPENSES FOR THE FUNDS
	Minimum		Maximum
Total Annual Fund Operating Expenses	0.20%	-	1.55%
(total of all expenses that are deducted from Fund assets, including management fees, 12b-1 fees, and other expenses)

*   The range of Total Annual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds’ advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each Fund for more information about that Fund’s expenses.

Please see Appendix B for information on Fund expenses for Funds no longer available for additional investment. For information concerning compensation paid to sales representatives in connection with the sale of the Policies, see “Sale of the Policies.”

THE POLICY

Purchasing a Policy

To purchase a Policy, you must submit a completed application and at least the minimum initial premium payment through a licensed representative of Protective Life who is also a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. Protective Life requires satisfactory evidence of the insurability, which may include a medical examination of the Insured. Generally, Protective Life will issue a Policy covering an Insured from age 18 up to age 80 if evidence of insurability satisfies Protective Life’s underwriting rules. Minimum age requirements may apply. The minimum Initial Face Amount is $100,000. Acceptance of an application depends on Protective Life’s underwriting rules, and Protective Life may reject an application for any reason. With your consent, a Policy may be issued on a basis other than that applied for (i.e., on a higher premium class basis due to increased risk factors). A Policy is issued after Protective Life approves the application. Premium is not a requirement to issue a Policy but your insurance will not take effect until you pay your minimum initial premium. Premium may be collected at the time of Policy delivery.

In certain states the Policy may be available only as a group contract. If you purchase a group contract, we will issue you a certificate that represents your ownership and summarizes the provisions of the group contract. References to “Policy” in this Prospectus include certificates, unless the context requires otherwise.

Insurance coverage under a Policy begins on the Policy Effective Date. Temporary life insurance coverage also may be provided under the terms of a temporary insurance agreement. Under such agreements, the total amount of insurance which may become effective prior to the Policy Effective Date may not exceed $1,000,000 (including the amount of any life insurance and accidental death benefits then in force or applied for with the Company) may be dependent on satisfactory underwriting and other conditions and may not be in effect for more than 60 days. In addition, such agreement may not be issued on proposed Insureds under 15 days of age.

In order to obtain a more favorable Issue Age, Protective Life may permit the Owner to “backdate” a Policy by electing a Policy Effective Date up to six months prior to the date of the original application, subject to state requirements. Charges for the Monthly Deduction for the backdated period are deducted as of the Policy Effective Date and the calculation of the Policy’s lapse protection will include the Minimum Monthly Premiums for the backdated period.

The Owner of the Policy may exercise all rights provided under the Policy subject to the rights of an irrevocable beneficiary or the terms of an Assignment of the Policy. The Insured is the Owner, unless a different person is named as Owner in the application. By Written Notice received by Protective Life at the Home Office while the Insured is living, the Owner may name a contingent Owner or a new Owner. If there are joint Owners, all Owners must authorize the exercise of any right under the Policy. Unless the Owner provides otherwise, in the event of one joint Owner’s death, ownership passes to any surviving joint Owner(s). Unless a contingent Owner has been named, ownership of the Policy passes to the estate of the last surviving Owner upon his or her death. A change in Owner may have tax consequences.

Fees, charges and benefits available under the Policy may vary depending on the state in which the Policy is issued.

Cancellation Privilege

You may cancel your Policy for a refund during the Cancellation Period by returning it to Protective Life’s Home Office or to the sales representative who sold it along with a written cancellation request. The Cancellation Period is determined by the law of the state in which the application is signed and is shown in your Policy. In most states it expires at the latest of

(1)         10 days after you receive your Policy, or

(2)         45 days after you sign your application.

Return of the Policy by mail is effective upon receipt by Protective Life. We will treat the Policy as if it had never been issued. Within seven calendar days after receiving the returned Policy, Protective Life will refund the sum of

(1)         the difference between premiums paid and amounts allocated to the Fixed Account or the Variable Account,

(2)         Fixed Account Value determined as of the Valuation Day the returned Policy is received, and

(3)         Variable Account Value determined as of the Valuation Day the returned Policy is received.

This amount may be more or less than the aggregate premiums paid. In states where required, Protective Life will refund premiums paid. Please consult your sales representative for more information about the cancellation privilege that would apply to you.

Changes in the Policy or Benefits

At any time Protective Life may make such changes in the Policy as are necessary to assure compliance with any applicable laws or with regulations or rulings issued by a government agency. This includes, but is not limited to, changes necessary to comply at all times with the definition of life insurance prescribed by the Internal Revenue Code. Any such changes will apply uniformly to all affected Policies and Owners will receive notification of such changes.

PREMIUMS

Minimum Initial Premium.   The minimum initial premium is $25,000. In some circumstances, the minimum amount required to maintain the Policy’s lapse protection may be more than the minimum initial premium required for the Policy. A Monthly Minimum Premium is calculated for each Policy based on a number of factors, including the age, sex and rate class of the proposed Insured, the Initial Face Amount requested by the applicant and any supplemental riders requested by the applicant. Consult your sales representative for information about the initial premium and the Monthly Minimum Premium required for the coverage you desire.

Planned Periodic Premiums.   In the application the Owner selects a plan for paying level premiums at specified intervals (e.g., quarterly, semi-annually or annually). At the Owner’s election, we will also arrange for payment of planned periodic premiums on a monthly basis (on any day except the 29th, 30th, or 31st of a month) under a pre-authorized payment arrangement. You are not required to pay premiums in accordance with these plans. You can pay more or less than planned or skip a planned periodic premium entirely. (See, however, “Policy Lapse and Reinstatement”). Subject to the limits described below, you can change the amount and frequency of planned periodic premiums at any time by written notice to Protective Life at the Home Office. Additional premiums may be required to maintain the Policy, depending on a number of factors including investment experience and loans and/or withdrawals on the Policy.

Unless you have arranged to pay planned periodic premiums by pre-authorized payment arrangement or have otherwise requested, you will be sent reminder notices for planned periodic premiums.

Unscheduled Premiums.   Subject to the limitations described below, additional unscheduled premiums may be paid in any amount and at any time. By written notice to Protective Life at the Home Office, the Owner may specify that all unscheduled premiums are to be applied as repayments of Policy Debt, if any.

Premium Limitations.   Premiums may be paid by any method acceptable to Protective Life. If by check, the check must be from an Owner (or the Owner’s designee other than a sales representative), payable to Protective Life, and be dated prior to its receipt at the Home Office.

Additional limitations apply to premiums. The minimum initial premium payment is $25,000. Additional premium payments must be at least $150 ($50 if paid monthly by a pre-authorized payment arrangement) and must be remitted to the Home Office. Protective Life also reserves the right to limit the amount of any premium payment. In addition, at any point in time aggregate premiums paid under a Policy may not exceed limitations for life insurance policies as set forth in the Internal Revenue Code. (See “Tax Considerations” and the discussion of guideline premium limitation and cash value accumulation test under “Death Benefit Proceeds”) Protective Life will immediately refund any portion of any premium payment, with interest thereon, that is determined to be in excess of the limits established by law to qualify a Policy as a contract for life insurance. In order to prevent possible unintentional adverse tax consequences to the Owner, Protective Life will generally refund any amounts received that would cause a Policy to become a modified endowment contract (MEC) unless otherwise instructed. With respect to Owners of non-MEC contracts paying on a scheduled premium basis, for any premium received prior to the scheduled premium payment date, we will apply only the amount that will not cause the Policy to become a modified endowment contract unless the Owner tells us otherwise. The balance of that premium payment will be applied as of the scheduled premium payment date. (See “Tax Considerations”.) In addition, Protective Life reserves the right to refund a premium payment, including any earnings thereon, which

(1)         in the first Policy Year, causes the Death Benefit to exceed the Initial Face Amount shown on the Policy Specifications Page, or

(2)         increases the difference between the Death Benefit and the Policy Value, and

(3)         exceeds $20 per $1,000 of Face Amount.

Premium Payments Upon Increase in Face Amount.   Depending on the Policy Value at the time of an increase in the Face Amount and the amount of the increase requested, an additional premium payment may be necessary or a change in the amount of planned periodic premiums may be advisable. You will be notified if a premium payment is necessary or a change appropriate.

Net Premium Allocations

You must indicate in the application how Net Premiums are to be allocated to the Sub-Accounts and/or to the Fixed Account. These allocation instructions apply to both initial and subsequent Net Premiums. You may change the allocation instructions in effect at any time by Written Notice to Protective Life at the Home Office. Whole percentages must be used. The sum of the allocations to the Sub-Accounts and the Fixed Account must be equal to 100% of any Net Premiums. Protective Life reserves the right to establish (i)  a limitation on the number of Sub-Accounts to which Net Premiums may be allocated and/or (ii) a minimum allocation requirement for the Sub-Accounts and the Fixed Account. Currently, the minimum amount that can be allocated to any Sub-Account or the Fixed Account is 5% of any Net Premiums.

For Policies issued in states where, upon cancellation during the Cancellation Period, Protective Life returns at least your premiums, Protective Life reserves the right to allocate your initial Net Premium (and any subsequent Net Premiums paid during the Cancellation Period) to the Oppenheimer Money Fund Sub-Account or the Fixed Account until the expiration of the number of days in the Cancellation Period plus 6 days starting from the date that the Policy is mailed from the Home Office. Thereafter, the Policy Value in the Oppenheimer Money Fund Sub-Account or the Fixed Account and all Net Premiums will be allocated according to your allocation instructions then in effect.

Except as indicated above in order to avoid the Policy becoming a MEC contract, if Protective Life receives a premium payment not requiring additional underwriting at the Home Office before 3:00 P.M. Central Time, Protective Life will process the payment as of the Valuation Day it is received. Protective Life processes premium payments received at the Home Office at or after 3:00 P.M. Central Time as of the next Valuation Day. However, premium will not be accepted in connection with an increase in Face Amount until underwriting has been completed. When approved, Net Premium received will be allocated in accordance to your allocation instructions then in effect.

Unless designated by the Owner as a loan repayment, premiums received from Owners (other than planned periodic premiums) are treated as unscheduled premiums.

CALCULATION OF POLICY VALUE

Variable Account Value

The Variable Account Value reflects the investment experience of the Sub-Accounts to which it is allocated, any premiums allocated to the Sub-Accounts, transfers in or out of the Sub-Accounts, any withdrawals of Variable Account Value, any Surrender Charges deducted, and Monthly Deductions. There is no guaranteed minimum Variable Account Value. A Policy’s Variable Account Value therefore depends upon a number of factors. The Variable Account Value for a Policy at any time is the sum of the Sub-Account Values for the Policy on the Valuation Day most recently completed.

Determination of Units.   For each Sub-Account, the Net Premium(s) or unloaned Policy Value transferred are converted into units. The number of units credited is determined by dividing the dollar amount directed to each Sub-Account by the value of the unit for that Sub-Account for the Valuation Day on which the Net Premium(s) or transferred amount is invested in the Sub-Account. Therefore, Net Premiums allocated to or amounts transferred to a Sub-Account under a Policy increase the number of units of that Sub-Account credited to the Policy.

Determination of Unit Value.   The unit value at the end of every Valuation Day is the unit value at the end of the previous Valuation Day times the net investment factor, as described below. The Sub-Account Value for a Policy is determined on any day by multiplying the number of units attributable to the Policy in that Sub-Account by the unit value for that Sub-Account on that day.

Net Investment Factor.   The net investment factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of a unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2), where:

(1)         is the result of:

a.                  the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

b.                 the per share amount of any dividend or capital gain distributions made by the Fund to the Sub-Account, if the “ex-dividend” date occurs during the current Valuation Period; plus or minus

c.                  a per share charge or credit for any taxes reserved for, which is determined by Protective Life to have resulted from the operations of the Sub-Account.

(2)         is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the last prior Valuation Period.

Fixed Account Value

The Fixed Account Value under a Policy at any time is equal to: (1) the Net Premium(s) allocated to the Fixed Account, plus (2) amounts transferred to the Fixed Account, plus (3) interest credited to the Fixed Account, less (4)  transfers from the Fixed Account (including any transfer fees deducted), less (5) withdrawals from the Fixed Account (including any withdrawal charges deducted), less (6) Surrender Charges deducted in the event of a decrease in Face Amount, less (7) loans, less (8) Monthly Deductions. See “The Fixed Account,” for a discussion of how interest is credited to the Fixed Account.

Policy Value Credit

Subject to the conditions described below, on the tenth Policy Anniversary and on each Policy Anniversary thereafter, the Company credits additional Policy Value to your Policy. The amount of the credit depends on the unloaned Policy Value at the end of the appropriate Policy Year. On Policy Anniversaries after the ninth Policy Anniversary as of which unloaned Policy Value is at least $50,000 but less than $500,000 the credit is equal to ..50% of the unloaned Policy Value. On Policy Anniversaries as of which the unloaned Policy Value is equal to or greater than $500,000 the credit is equal to 1% of the unloaned Policy Value. No credit is made on Policy Anniversaries if the unloaned Policy Value at the end of the Policy Year is less than $50,000 or on Policy Anniversaries one through nine.

When made, the Company allocates credits to Policy Value among the various Sub-Accounts and the Fixed Account in accordance with the Owner’s allocation instructions for Net Premiums. Credits to Policy Value are not subject to the premium expense charge or the Surrender Charge and are not treated as Net Premium for tax purposes.

The Policy Value Credit may not be available in all states. Please consult your registered representative for more information.

DEATH BENEFIT PROCEEDS

As long as the Policy remains in force, Protective Life will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of the Insured’s death. Protective Life may require return of the Policy. The Death Benefit Proceeds are paid to the primary beneficiary or a contingent beneficiary. The Owner may name one or more primary or contingent beneficiaries and change such beneficiaries, as provided for in the Policy. If no beneficiary survives the Insured, the Death Benefit Proceeds are paid to the Owner or the Owner’s estate. Death Benefit Proceeds are paid in a lump sum or under a settlement option.

Calculation of Death Benefit Proceeds

The Death Benefit Proceeds are equal to the Death Benefit calculated as of the date of the Insured’s death, plus benefits under any supplemental riders or endorsements, minus (1) any Policy Debt on that date, (2) any liens for payments made under an accelerated death benefit rider or endorsement including accrued interest, and (3) any past due Monthly Deductions if the Insured died during the grace period. Under certain circumstances, the amount of the Death Benefit may be further adjusted. See “Limits on Rights to Contest the Policy” and “Misstatement of Age and Sex.”

The calculation of the Death Benefit depends on the Death Benefit option selected, as described below, and the federal tax compliance test applicable to the Policy. Under Section 7702 of the Internal Revenue Code, a policy will generally be treated as life insurance for federal tax purposes if at all times it meets either: (1) the guideline premium limitation/cash value corridor test (“Guideline Premium Test”) or (2) the cash value accumulation test.

The Policy has been designed to comply with the Guideline Premium Test. Your Policy will be issued using the Guideline Premium Test unless you choose otherwise. If available at the time you apply for your Policy, you may purchase your Policy with a Cash Value Accumulation Test Endorsement. With this endorsement, the Policy will satisfy the cash value accumulation test.

If the Cash Value Accumulation Test Endorsement is available, you must choose either the Guideline Premium Test or the cash value accumulation test before the Policy is issued. Once the Policy is issued, you may not change to a different test. The Death Benefit will vary depending on which test is used.

The Guideline Premium Test has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the Death Benefit be at least a certain percentage (varying each year by age of the insured) of the cash value. The cash value accumulation test does not have a premium limit, but does have a corridor that requires the Death Benefit be at least a certain percentage (varying based on the age, sex and risk class of the insured) of the cash value.

The corridor under the cash value accumulation test is different than the corridor under the Guideline Premium Test. Specifically, the cash value accumulation test requires more Death Benefit in relation to cash value than is required by the Guideline Premium Test corridor. Therefore, as your cash value increases your Death Benefit will increase more rapidly under cash value accumulation test than it would under Guideline Premium Test. A higher Death Benefit may cause a higher Net Amount at Risk which will increase the cost of insurance on the Policy and reduce the cash value of the Policy.

Generally, the choice of federal tax compliance test will depend on your expected premium payment pattern and future plans for the Policy. You should consult your registered representative for more information before making your determination.

If part or all of the Death Benefit is paid in one sum, Protective Life will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the Insured’s death to the date of payment.

Policy Value and in some instances the Death Benefit are impacted by investment experience, separate account charges and fund expenses. The Death Benefit is also affected by the Death Benefit Option chosen, withdrawals, and decreases in Face Amount and the Death Benefit Proceeds are affected by Policy Debt and liens on the Policy (including accrued interest) and any past due Monthly Deductions (if the Insured died during the grace period).

Death Benefit Options

Death Benefit Options Under Policies Complying with the Guideline Premium Test.   If the Policy is not issued with a Cash Value Accumulation Test Endorsement, it will satisfy the Guideline Premium Test and the Death Benefit will be determined as follows:

•       Under Death Benefit Option A, the Death Benefit is the greater of: (1)  the Face Amount under the Policy on the date of the Insured’s death, or (2) a specified percentage of the Policy Value on the date of the Insured’s death as indicated on a table set forth in the Policy.

•       Under the Death Benefit Option B, the Death Benefit is the greater of: (1) the Face Amount under the Policy plus the Policy Value on the date of the Insured’s death, or (2) a specified percentage of the Policy Value on the date of the Insured’s death as indicated on a table set forth in the Policy.

The specified percentage under both options is 250% when the Insured has reached an “Attained Age” of 40 or less by date of death, and decreases each year thereafter to 100% when the Insured has reached an “Attained Age” of 95 or greater at death. A table showing these percentages for Attained Ages 0 to 95 and examples of Death Benefit calculations for both Death Benefit Options are found in Appendix A.

Under Death Benefit Option A, the Death Benefit remains level at the Face Amount unless the Policy Value multiplied by the specified percentage of Policy Value exceeds that Face Amount, in which event the Death Benefit varies as the Policy Value varies. Owners who are satisfied with the amount of their insurance coverage under the Policy and who prefer to have favorable investment performance and additional premiums reflected in higher Policy Value, rather than increased Death Benefits, generally should select Option A. Under Death Benefit Option B, the Death Benefit always varies as the Policy Value varies (although it is never less than the Face Amount). Owners who prefer to have favorable investment performance and additional premiums reflected in increased Death Benefits generally should select Option B.

Death Benefit Options Under Policies with the Cash Value Accumulation Test Endorsement.   If the Policy is issued with a Cash Value Accumulation Test Endorsement, the Death Benefit is determined as follows:

•       Under Death Benefit Option A, the Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured’s death, or (2) the minimum death benefit described below.

•       Under Death Benefit Option B, the Death Benefit is the greater of: (1) the Face Amount under the Policy plus the Policy Value on the date of the Insured’s death, or (2) the minimum death benefit described below.

The minimum death benefit at any time is the amount of level death benefit that the Policy Value would purchase if paid as a net single premium at such time. Such net single premium is determined according to the Cash Value Accumulation Test prescribed under section 7702 of the Internal Revenue Code, as amended or its successor, if such amendment or successor is applicable to the Policy.

For purposes of determining this net single premium, the mortality charges taken into account generally are the maximum mortality charges guaranteed under the Policy. Such charges do not, however, exceed (except as provided in the Internal Revenue Service regulations) the maximum charges permitted to be taken into account under the Cash Value Accumulation Test of section 7702. In determining the net single premium, the interest rate taken into account is the greater of an annual effective interest rate of

4 percent or the annual effective credited interest rate or rates guaranteed on issuance of the Policy. In addition, the Policy is deemed to mature on the date the Insured attains age 100, and the Policy Value deemed to exist on such date shall not exceed the least amount payable as a death benefit at any time under the Policy.

Changing Death Benefit Options

The Owner must indicate a Death Benefit Option in the application for the Policy. On or after the first Policy Anniversary, the Owner may change the Death Benefit Option on the Policy subject to the following rules. The Face Amount, after any change, must be at least $100,000. The effective date of the change will be the date shown or the Supplemental Policy Specifications Page we issue. Protective Life may require satisfactory evidence of insurability. All changes must be approved by Protective Life at the Home Office before they will be effective. Protective Life reserves the right to decline to change the Death Benefit Option if the change would cause the Policy to fail to qualify as a life insurance contract under the Internal Revenue Code.

When a change from Option A to Option B is made, the Face Amount after the change is effected will be equal to the Face Amount before the change less the Policy Value on the effective date of the change. When a change from Option B to Option A is made, the Face Amount after the change will be equal to the Face Amount before the change is effected plus the Policy Value on the effective date of the change.

Changing the Face Amount

On or after the first Policy Anniversary, the Owner may request a change in the Face Amount. The request must be received in writing at the Home Office.

Increasing the Face Amount.   Any increase in the Face Amount must be at least $10,000 and an application must be submitted. Protective Life reserves the right to require satisfactory evidence of insurability. In addition, the Insured’s Attained Age must be less than the current maximum Issue Age for the Policies, as determined by Protective Life from time to time. A change in planned periodic premiums may be advisable. (See “Premiums Upon Increase in Face Amount”.) The increase in Face Amount will become effective as of the date shown on the supplemental Policy Specifications Page (which will be sent to you), and the Policy Value will be adjusted to the extent necessary to reflect a Monthly Deduction as of the effective date based on the increase in Face Amount. When the Policy’s lapse protection is in effect, the Policy’s Minimum Monthly Premium amount will also generally be increased.

An administrative fee will be charged for the first twelve months following an increase in the Face Amount.

As with the Policy itself, a Face Amount increase is subject to a cancellation privilege. Therefore, the Owner may exercise the privilege by canceling any increase in Face Amount within the prescribed cancellation period. In such an event, unless the Owner requests otherwise, an amount will be refunded (i.e., credited back to the Policy Value) as described above except that if no additional premiums were required in connection with the Face Amount increase, then the amount refunded is limited to that portion of the first Monthly Deduction following the increase that is attributable to cost of insurance charges for the increase and the monthly administration fee for the increase.

Decreasing the Face Amount.   If a decrease in the Face Amount would result in total premiums paid exceeding the premium limitation prescribed under current tax law to qualify your Policy as a life insurance contract, Protective Life will immediately return to you the amount of such excess above the premium limitation. Although Protective Life will attempt to notify an Owner if a decrease in the Face Amount will cause a Policy to be considered a modified endowment contract, we will not automatically return premium. (See Tax Considerations — Policies which are MECs.)

Protective Life reserves the right to decline a request to decrease the Face Amount if compliance with the Guideline Premium Test or cash value accumulation test, if applicable, under current tax law resulting from such a decrease would result in immediate termination of the Policy, or if to effect the requested decrease, payments to the Owner would have to be made from Policy Value for compliance with the guideline premium limitation, and the amount of such payments would exceed the Surrender Value under the Policy.

The Face Amount of a Policy after any decrease must be at least $100,000. Protective Life reserves the right to prohibit any decrease in Face Amount (1) for three years following an increase in Face Amount and (2) for one year following the last decrease in Face Amount. If the Initial Face Amount of the Policy has been increased prior to the requested decrease, then the decrease will first be applied against any previous increases in Face Amount in the reverse order in which they occurred. The decrease will then be applied to the Initial Face Amount. A decrease in Face Amount will become effective as of the Monthly Anniversary Day shown on the supplemental Policy Specifications Pages we issue to you.

Decreasing the Face Amount of the Policy may have the effect of decreasing monthly cost of insurance charges. Decreasing the Face Amount also may have tax consequences.

Additional Coverage from the Flexible Coverage Rider (FCR).   An owner may also obtain additional insurance coverage on the Insured of a Policy by purchasing a FCR at the time the Policy is issued (or later, subject to availability and additional underwriting). Limitations on the amount of such coverage may apply. A FCR increases the Death Benefit under the Policy by the face amount of the rider. The face amount of the FCR does not vary with the investment experience of the Variable Account (see “Supplemental Riders”). In addition, a FCR may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to Lapse). The cost of insurance charge for the FCR will be deducted from the Policy Value as part of the Monthly Deduction (see “Monthly Deduction — Cost of Insurance Charge under a FCR”). No additional surrender or premium expense charge is assessed in connection with a FCR.

The Policy’s lapse protection does not apply to the FCR. Therefore, insurance coverage under the FCR will terminate as of the date when the Policy would have Lapsed if the Policy’s lapse protection had not been in effect.

Owners may increase or decrease the face amount of a FCR separately from the Face Amount of a Policy. Likewise, the Face Amount of a Policy may be increased or decreased without affecting the face amount of a FCR. Continuing coverage on an increment of Face Amount may have a cost of insurance charge that is higher than the same increment of face amount under the FCR. Owners should consult their sales representative before deciding whether to decrease the Face Amount or FCR face amount.

Owners should consult their sales representative when deciding whether to purchase a FCR.

Settlement Options

The Policy offers a variety of ways of receiving proceeds payable under the Policy, such as on surrender or death, other than in a lump sum. These alternative settlement options are summarized in the SAI. Any sales representative authorized to sell this Policy can further explain these settlement options upon request. All of these settlement options (except one) are forms of fixed-benefit annuities, which do not vary with the investment performance of a separate account. Under each of the fixed-benefit settlement options, no surrender or withdrawal may be made once payments have begun.

TRANSFERS OF POLICY VALUE

Upon receipt of Written Notice to Protective Life at the Home Office you may transfer the Fixed Account Value or any Policy Value in a Sub-Account to other Sub-Accounts or the Fixed Account, subject to certain restrictions described below. Transfers (including telephone transfers — described below)

received at the Home Office before 3:00 P.M. Central Time are processed as of the Valuation Day the request is received at the Home Office. Requests received at or after 3:00 P.M. Central Time are processed as of the next Valuation Day. Protective Life may, however defer transfers under the same conditions that payment of Death Benefit Proceeds, withdrawals and surrenders may be delayed. See “Suspension or Delay of Payments”. The minimum amount that may be transferred is the lesser of $100 or the entire amount in any Sub-Account or the Fixed Account from which the transfer is made. If, after the transfer, the amount remaining in a Sub-Account(s) or the Fixed Account would be less than $100, Protective Life reserves the right to transfer the entire amount instead of the requested amount. Protective Life reserves the right to restrict the maximum amount which may be transferred from the Fixed Account in any Policy Year. The maximum is currently the greater of $2,500 or 25% of the Fixed Account Value. Protective Life reserves the right to limit transfers to 12 per Policy Year. For each additional transfer over 12 in any Policy Year, Protective Life reserves the right to charge a transfer fee. The transfer fee, if any, is deducted from the amount being transferred. We have the right to restrict such transfers until the later of thirty days after the Policy Effective Date or six days after the expiration of the Cancellation Period.

Limitations on frequent transfers, including “market timing” transfers.   Frequent transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of a Fund’s portfolio securities and the reflection of that change in the Fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the portfolio securities of the Fund, and then to realize a profit when the Fund shares are sold the next Valuation Day or thereafter.

When you request a transfer among the Sub-Accounts, your request triggers the purchase and redemption of Fund shares. Frequent transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Variable Account, other Owners, beneficiaries or owners of other variable life insurance policies we issue that invest in the Variable Account. Frequent transfers can result in the following adverse effects:

•       Increased brokerage trading and transaction costs;

•      Disruption of planned investment strategies;

•      Forced and unplanned liquidation and portfolio turnover;

•       Lost opportunity costs; and

•       Large asset swings that decrease the Fund’s ability to provide maximum investment return to all Policy Owners.

In order to try to protect our Policy Owners and the Funds from the potential adverse effects of frequent transfer activity, the Company has implemented certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent frequent, short-term transfer activity that may adversely affect the Funds, Fund shareholders, the Variable Account, other Policy Owners beneficiaries and Policy Owners of other variable life policies we issue that invest in the Variable Account.

We monitor transfer activity in the Contracts to identify frequent transfer activity in any Policy. Our current Market Timing Procedures are intended to detect transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same Sub-Accounts within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include transfers made pursuant to the dollar-cost averaging and portfolio rebalancing programs when monitoring for frequent transfer activity.

When we identify transfer activity exceeding our established parameters in a Policy or group of Policies that appear to be under common control, we suspend non-written methods of requesting transfers for that Policy or group of Policies. All transfer requests for the affected Policy or group of Policies must be made by Written Notice. We notify the affected Policy Owner(s) in writing of these restrictions.

In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. To the extent permitted by law, we reserve the right to delay or refuse to honor a transfer request, or to reverse a transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund’s refusal or restriction on purchases or redemptions. We will notify the Policy Owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that Policy Owner’s transfer request. We also reserve the right to implement and administer any redemption fees imposed by any of the Funds. You should read the prospectuses of the Funds for more information about their ability to refuse or restrict purchases or redemptions of their shares and to impose redemption fees.

We apply our Market Timing Procedures consistently to all Policy Owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of transfers, time period of the transfers, or any of these.

Policy Owners seeking to engage in frequent transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of Policy Owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.

Reservation of Rights

Protective Life reserves the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges (including telephone transfers) at any time, for any class of Policies, for any reason. In particular, we reserve the right not to honor transfer requests by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Policies. In the event Protective Life chooses to exercise these rights, we will notify the affected Owners in writing or through a supplement to this Prospectus.

Telephone Transfers

Transfers may be made upon instructions given by telephone, provided the appropriate election has been made on the application or written authorization is provided.

Protective Life will confirm all transfer instructions communicated by telephone. For telephone transfers we require a form of personal identification prior to acting on instructions received by telephone. We also make a tape-recording of the instructions given by telephone. If we follow these procedures we are not liable for any losses due to unauthorized or fraudulent instructions. Protective Life reserves the right to suspend telephone transfer privileges at any time for any class of Policies.

A number of telephonic or electronic services may be available or become available in the future. Telephone and online transfers, and transfers via facsimile, may not always be available. Telephone and computer systems, whether yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing.

Dollar-Cost Averaging

If you elect at the time of application or at any time thereafter by Written Notice to Protective Life at the Home Office, you may systematically and automatically transfer, on a monthly or quarterly basis, specified dollar amounts subject to the following restriction: no transfers may be made into the Fixed Account. This is known as the dollar-cost averaging method of investment. By transferring on a regularly scheduled basis as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations in Sub-Account unit values. Protective Life, however, makes no guarantee that the dollar-cost averaging method will result in a profit or protect against loss.

To elect dollar-cost averaging, Policy Value in the source Sub-Account or the Fixed Account must be at least $5,000 at the time of election. Automatic transfers for dollar-cost averaging are subject to all transfer restrictions other than the maximum transfer amount from the Fixed Account restriction. You may elect dollar cost averaging for periods of at least 6 months but no longer than 48 months. At least $100 must be transferred each month or $300 each quarter. Dollar-cost averaging transfers may commence on any day of the month that you request except the 29th, 30th, or 31st. If no day is selected, transfers will occur on the Monthly Anniversary Day. We have the right to restrict these transfers until 6 days after the end of the Cancellation Period.

Once elected, Protective Life will continue to process dollar-cost averaging transfers until the earlier of the following: (1) the number of designated transfers has been completed, or (2) the Policy Value in the appropriate source Sub-Account or the Fixed Account is depleted, (3) the Owner, by Written Notice received by Protective Life at the Home Office, instructs Protective Life to cease the automatic transfers, (4) a grace period begins under the Policy, or (5) the maximum amount of Policy Value has been transferred under a dollar-cost averaging election.

Automatic transfers made to facilitate dollar-cost averaging will not count toward the 12 transfers permitted each Policy Year if Protective Life elects to limit the number of transfers or impose the transfer fee. Protective Life reserves the right to discontinue offering automatic dollar-cost averaging transfers upon 30 days’ Written Notice.

Portfolio Rebalancing

At the time of application or at any time thereafter by Written Notice to Protective Life, you may instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts (“Portfolio Rebalancing”). Such percentage allocations must be in whole numbers and must allocate amounts only among the Sub-Accounts. No amounts will be transferred to the Fixed Account as part of Portfolio Rebalancing. A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. Unless you instruct otherwise when electing rebalancing, the percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your premium allocation instructions in effect at the time of rebalancing. Any allocation instructions, including Portfolio Rebalancing allocation instructions, that you give us that differ from your then current Net Premium allocation instructions will be deemed to be a request to change your Net Premium allocation. Portfolio Rebalancing may commence on any day of the month that you request except the 29th, 30th or 31st. If no day is selected, rebalancing will occur on each applicable Monthly Anniversary Day. We have the right to restrict Portfolio Rebalancing until six days after the end of the Cancellation Period.

Once elected, Portfolio Rebalancing begins on the first quarterly, semi-annual or annual anniversary following election. You may change or terminate Portfolio Rebalancing by written instruction received by Protective Life at the Home Office, or by telephone if you have previously authorized us to take telephone instructions. If Protective Life elects to limit the number of transfers or impose the transfer fee Portfolio Rebalancing transfers will not count as one of the 12 free transfers available during any Policy Year.

Protective Life reserves the right to assess a processing fee for this service or to discontinue Portfolio Rebalancing upon 30 days’ Written Notice.

SURRENDERS AND WITHDRAWALS

Surrender Privileges

At any time while the Policy is still in force and while the Insured is still living, you may surrender your Policy for its Surrender Value. Surrender Value is determined as of the end of the Valuation Period during which the Written Notice requesting the surrender, the Policy and any other required documents are received by Protective Life at the Home Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. Protective Life will process any surrender request received at the Home Office at or after the end of the Valuation Period on the next Valuation Day. A Surrender Charge may apply. The Surrender Value is paid in a lump sum unless the Owner requests payment under a settlement option. Payment is generally made within 7 calendar days. A Policy which terminates upon surrender cannot later be reinstated.

Increased Surrender Value Rider.   Subject to certain conditions, if the Owner fully surrenders the Policy for its Surrender Value during the first ten Policy Years, the Company will add an additional amount to such Surrender Value under the Increased Surrender Value Rider. The additional amount will be the amount shown in the Table of Increased Surrender Value in the Policy Schedule that corresponds to the Policy Year of Surrender. You will be eligible to receive the increased Surrender Value under the following conditions:

(1)   the Increased Surrender Value Rider is in force;

(2)   such surrender is allowed under the Policy;

(3)   the Policy is not in the Grace Period;

(4)   such Surrender Value is greater than zero;

(5)          the Policy has not been sold or assigned (except to the Company as security for a policy loan); and

(6)          such surrender is not the subject of an exchange pursuant to Section 1035 of the Internal Revenue Code (Title 26, U.S.C. § 1035), as amended or its successor.

The increased Surrender Value will not be available in the event the Policy remains in force under the lapse protection provision. There is no charge for this rider. The rider will be automatically issued at the time the Policy is issued, however this rider may not be available on certain internal exchanges. Please consult your registered representative and the rider for more information.

Withdrawal Privileges

At any time after the first Policy Year, an Owner, by written notice received at the Home Office, may make a withdrawal of Surrender Value not less than $500. Protective Life will withdraw the amount requested, plus a withdrawal charge, from unloaned Policy Value as of the end of the Valuation Period during which the written request is received at the Home Office. Valuation Periods end at the close of regular trading on the New York Stock Exchange, which is generally at 3:00 p.m. Central Time. Protective Life will process any withdrawal request received at the Home Office at or after the end of the Valuation Period on the next Valuation Day.

The Owner may specify the amount of the withdrawal to be made from any Sub-Account or the Fixed Account. If the Owner does not so specify, or if the Sub-Account Value or Fixed Account Value is insufficient to carry out the request, the withdrawal from each Sub-Account and the Fixed Account is based on the proportion that such Sub-Account Value(s) and Fixed Account Value bears to the total unloaned Policy Value on the Valuation Day immediately prior to the Withdrawal. Payment is generally made within seven calendar days.

If Death Benefit Option A is in effect, Protective Life reserves the right to reduce the Face Amount by the withdrawn amount. Protective Life may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective Life’s then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective Life. If the Face Amount at the time of the withdrawal includes increases from the Initial Face Amount and the withdrawal requires a decrease of Face Amount, the reduction is made first from the most recent increase, then from prior increases, if any, in reverse order of their being made and finally from the Initial Face Amount.

POLICY LOANS

After the first Policy Anniversary and while the Insured is still living, you may borrow from Protective Life using the Policy as the security for the loan. Policy loans must be requested by Written Notice received at the Home Office. Generally, the minimum loan amount is $500 and the maximum loan amount is 90% of the Policy’s Cash Value. This maximum is reduced by any Policy Debt or any lien outstanding (including accrued interest) on the Valuation Day that your loan request is received. State variations may apply. Outstanding Policy Debt and any lien therefore reduces the amount available for new Policy loans. Loan proceeds generally are mailed within seven calendar days of the loan being approved.

Loan Collateral

When a Policy loan is made, an amount equal to the loan is transferred out of the Sub-Accounts and the Fixed Account and into a Loan Account established for the Policy. Like the Fixed Account, a Policy’s Loan Account is part of Protective Life’s general account and amounts therein earn interest as credited by Protective Life from time to time. Because Loan Account values are part of Policy Value, a loan will have no immediate effect on the Policy Value. In contrast, Surrender Value (including, as applicable, Variable Account Value and Fixed Account Value) under a Policy is reduced immediately by the amount transferred to the Loan Account. The Owner can specify the Sub-Accounts and the Fixed Account from which collateral is transferred to the Loan Account. If no allocation is specified, collateral is transferred from each Sub-Account and from the Fixed Account in the same proportion that the value in each Sub-Account and the Fixed Account bears to the total unloaned Policy Value on the date that the loan is made.

On each Policy Anniversary, an amount of Policy Value equal to any due and unpaid loan interest (explained below), is also transferred to the Loan Account. Such interest is transferred from each Sub-Account and the Fixed Account in the same proportion that each Sub-Account Value and the Fixed Account Value bears to the total unloaned Policy Value.

Loan Repayment

You may repay all or part of your Policy Debt (the amount borrowed plus unpaid interest) at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to the Home Office and are credited as of the Valuation Day received. The Owner may specify in writing that any unscheduled premiums paid while a loan is outstanding be applied as loan repayments. (Loan repayments, unlike unscheduled premium payments, are not subject to the premium expense charge.) When a loan repayment is made, Policy Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Sub-Accounts and the Fixed Account. Thus, a loan repayment will have no immediate effect on the Policy Value, but the Surrender Value (including, as applicable, Variable Account Value and Fixed Account Value) under a Policy is increased immediately by the amount transferred from the Loan Account. Unless specified otherwise by the Owner(s), amounts are transferred to the Sub-Accounts and the Fixed Account in the same proportion that Net Premiums are allocated.

Interest

Protective Life charges interest daily on any outstanding loan at the following effective annual rates:

Loan Interest Rates
	Current Charge	Guaranteed Charge
Policy Years 2-10	5.0%	5.0%
Policy Years 11 and greater	3.0%	3.25%

Interest will accrue daily on any outstanding loan, and is considered part of Policy Debt. Interest is due and payable at the end of each Policy Year. We will notify you of the amount due. If interest is not paid when due, the amount of the interest is added to the principal amount of the loan. If the interest payment is received prior to or on the policy anniversary date it will be applied as of the anniversary date. If the interest payment is received after the anniversary date it will be applied as of the Valuation Day it is received, and credited as a partial loan repayment.

The Loan Account is credited with an effective annual interest rate of not less than 3.0%. Protective Life determines the rate of interest to be credited to the Loan Account in advance of each calendar year. The rate, once determined, is applied to the calendar year which follows the date of determination. On each Policy Anniversary, the interest earned on the Loan Account since the previous Policy Anniversary is transferred to the Sub-Accounts and to the Fixed Account. The interest is transferred and allocated to the Sub-Accounts and the Fixed Account in the same proportion that Net Premiums are allocated.

The difference between the rate of interest charged on borrowed money and the rate credited on the Loan Account is the net cost of the loan. The net cost of loans is set forth in the table below.

Net Cost of Loans
	Current Charge	Guaranteed Charge
Policy Years 2-10	2.0%	2.0%
Policy Years 11 and greater	0.0%	0.25%

Non-Payment of Policy Loan

If the Insured dies while a loan is outstanding, the Policy Debt (which includes any accrued but unpaid interest) is deducted from the Death Benefit in calculating the Death Benefit Proceeds.

If the Loan Account Value exceeds the Cash Value less any lien and accrued interest (i.e., the Surrender Value becomes zero) on any Valuation Day, you must pay that excess amount. The Company will send you (or any assignee of record) a notice of the amount you must pay. You must pay this amount within 31 days after the notice is sent, or the Policy will Lapse.

Effect of Policy Loans

A loan, whether or not repaid, has a permanent effect on the Death Benefit and Policy Value because the investment results of the Sub-Accounts and current interest rates credited on Fixed Account Value do not apply to Policy Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Policy Value held as collateral in the Loan Account. Depending on the investment results of the Sub-Accounts or credited interest rates for the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for Lapse if investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable. Since interest credited on the Loan Account is transferred to the Sub-Accounts, even if the interest rate charged on the Policy Debt is equal to the rate credited on Policy Value in the Loan Account, unpaid interest will be added to the outstanding loan balance and will increase Policy Debt. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax. In addition, if your Policy is a “modified endowment contract,” loans may be currently taxable and subject to a 10% penalty tax. See “Tax Considerations,” for a discussion of the tax treatment of Policy loans.

SUSPENSION OR DELAYS IN PAYMENTS

Protective Life will ordinarily pay any Death Benefit proceeds, Policy loans, withdrawals, or surrenders within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the Valuation Period of receipt of all required documents. However, Protective Life may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading on the Exchange is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Owners. (See also “Payments from the Fixed Account”.)

In certain circumstances, applicable federal law may require Protective Life to “freeze” your account and refuse your request for a transfer, withdrawal, surrender, loan or death proceeds until receipt of instructions from the appropriate regulator.

POLICY LAPSE AND REINSTATEMENT

Lapse

Failure to pay planned periodic premiums will not necessarily cause a Policy to Lapse. However, paying all planned periodic premiums will not necessarily prevent a Policy from lapsing. Except when the lapse protection provision of the Policy is in effect, a Policy will Lapse if its Surrender Value (without taking into account any liens (including accrued interest) on the Policy) is insufficient to cover the Monthly Deduction on the Monthly Anniversary Day. Absent any lapse protection, if the Surrender Value on any Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date, the Policy will be in default and a Grace Period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Surrender Value or the Surrender Value has decreased because you have not paid sufficient Net Premiums to offset prior Monthly Deductions.

In the event of a Policy default, you have a 61-day Grace Period to make a payment of Net Premium at least sufficient to cover the current and past-due Monthly Deductions. Protective Life will send you, at your last known address and the last known address of any assignee of record, notice of the premium required to prevent Lapse. A Policy will remain in effect during the Grace Period. If the Insured should die during the Grace Period, the Death Benefit Proceeds payable to the beneficiary will reflect a reduction for the Monthly Deductions due on or before the date of the Insured’s death as well as any unpaid Policy Debt or liens (including accrued interest). (See “Death Benefit Proceeds”.) Unless the premium stated in the notice is paid before the Grace Period ends, the Policy will Lapse.

Lapse Protection.   In return for paying the Minimum Monthly Premium specified in the Policy or an amount equivalent thereto by the Monthly Anniversary Day, Protective Life guarantees that a Policy will remain in force for the period identified below, regardless of the Surrender Value, if, for each month that the Policy has been in force since the Policy Effective Date, the total premiums paid less any withdrawals and Policy Debt is greater than or equal to the Minimum Monthly Premium (shown in the Policy) multiplied by the number of complete policy months since the Policy Effective Date, including the current policy month. The Minimum Monthly Premium is calculated for each Policy based on the age, sex and rate class of the Insured, the requested Face Amount and any supplemental riders. The Policy’s lapse protection does not apply to coverage under the Flexible Coverage Rider (FCR). See “Death Benefit Proceeds — Additional Coverage from the Flexible Coverage Rider (FCR)”. The increased Surrender Value will not be available in the event the Policy’s Surrender Value is less than zero and the Policy coverage is maintained under the lapse protection provision. See “Surrenders and Withdrawals — Surrender Privileges, Increased Surrender Value Rider”

We will not notify you in the event the Policy’s lapse protection is no longer in effect.

The Policy’s lapse protection generally remains in effect on the Policy, during the first 15 Policy Years, if the Insured’s Issue Age is 18 through 39, during the first 10 Policy Years, if the Insured’s Issue Age is 40 through 64, and during the first 5 Policy Years, if the Insured’s Issue Age is 65 through 80.

If you increase your Policy’s Face Amount or change the Death Benefit option while the Policy’s lapse protection is in effect, Protective Life will not extend the period of this guarantee. The guarantee period is based on the Policy Effective Date. However, upon an increase in Face Amount, Protective Life will recalculate the Minimum Monthly Premium, which will generally also increase. Any other change in the benefits provided under this Policy or its riders which is made after the Policy Effective Date and during the period of the lapse protection also may result in a change to the Minimum Monthly Premium. Protective Life will notify you of any increase in the Minimum Monthly Premium and will amend your Policy to reflect the change.

Payment of the Minimum Monthly Premium may not be sufficient to keep the Policy in force beyond the period covered by the Policy’s lapse protection.

Reinstatement

An Owner may reinstate a Policy within 5 years of its Lapse provided that: (1) a request for reinstatement is made by Written Notice received by Protective Life at the Home Office, (2) the Insured is still living, (3) the Owner pays Net Premiums equal to (a) all Monthly Deductions that were due but unpaid during the grace period (with interest not to exceed an effective annual rate of 6%, if required by the Company), and (b) which are at least sufficient to keep the reinstated Policy in force for three months, (4) the Insured provides Protective Life with satisfactory evidence of insurability, (5) the Owner repays or reinstates any Policy Debt and/or lien (including accrued interest) which existed at the end of the Grace Period; and (6) the Policy has not been surrendered. The “Approval Date” of a reinstated Policy is the date that Protective Life approves the Owner’s request for reinstatement and requirements 1-6 above have been met.

THE COMPANY AND THE FIXED ACCOUNT

Protective Life Insurance Company

Protective Life is a Tennessee stock life insurance company. Founded in 1907, we offer individual life and health insurance, annuities, group life and health insurance, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. Our officers are located in Birmingham. Alabama. Our mailing address is P.O. Box 830771, Birmingham, Alabama 35283-0771. As of December 31, 2005, we had total assets of approximately $28.3 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation (“PLC”), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had consolidated assets of approximately $29.0 billion at December 31, 2005. To find out more information about us, go to www.protective.com.

The Fixed Account

The Fixed Account consists of assets owned by Protective Life with respect to the Policies, other than those in the Variable Account. It is part of Protective Life’s general account assets. Protective Life’s general account assets are used to support its insurance and annuity obligations other than those funded by separate accounts, and are subject to the claims of Protective Life’s general creditors. Subject to applicable law, Protective Life has sole discretion over the investment of the assets of the Fixed Account. The Loan

Account is part of the Fixed Account. Guarantees of Net Premiums allocated to the Fixed Account, and interest credited thereto, are backed by Protective Life. The Fixed Account Value is calculated daily.

Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 nor has the Fixed Account been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. The disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Interest Credited on Fixed Account Value.   Protective Life guarantees that the interest credited during the first Policy Year to the initial Net Premiums allocated to the Fixed Account will not be less than the initial annual effective interest rate shown in the Policy. The interest rate credited to subsequent Net Premiums allocated to or amounts transferred to the Fixed Account will be the annual effective interest rate in effect on the date that the Net Premium(s) is received by Protective Life or the date that the transfer is made. The interest rate is guaranteed to apply to such amounts for a twelve month period which begins on the date that the Net Premium(s) is allocated or the date that the transfer is made.

After an interest rate guarantee expires as to a Net Premium or amount transferred, (i.e., 12 months after the Net Premium or transfer is placed in the Fixed Account) Protective Life will credit interest on the Fixed Account Value attributable to such Net Premium or transferred amount at the current interest rate in effect. New current interest rates are effective for such Fixed Account Value for 12 months from the time that they are first applied. Protective Life, in its sole discretion, may declare a new current interest rate from time to time. The initial annual effective interest rate and the current interest rates that Protective Life will credit are annual effective interest rates of not less than 3.00%. For purposes of crediting interest, amounts deducted, transferred or withdrawn from the Fixed Account are accounted for on a “first-in-first-out” (FIFO) basis.

Payments from the Fixed Account.   Payments from the Fixed Account for a withdrawal, surrender or loan request may be deferred for up to six months from the date Protective Life receives the written request. If a payment from the Fixed Account is deferred for 30 days or more, it will bear interest at a rate of 3% per year (or an alternative rate if required by applicable state insurance law), compounded annually while payment is deferred.

THE VARIABLE ACCOUNT AND THE FUNDS

Protective Variable Life Separate Account

Protective Variable Life Separate Account is a separate investment account of Protective Life established under Tennessee law by the board of directors of Protective Life on February 22, 1995. The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and is a “separate account” within the meaning of the federal securities laws. This registration does not involve supervision by the SEC of the management or investment policies of practices or the Variable Account.

Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life’s general account. Assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business that Protective Life conducts. Protective Life may transfer to its general account any assets of the Variable Account which exceed the reserves and other contract liabilities of the Variable Account (which always are at least equal to the aggregate Surrender Values under the Policies). Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the reserves and other contract liabilities related to the Policies. Protective Life is obligated to pay all benefits provided under the Policies.

The Variable Account is divided into 45 Sub-Accounts. The income, gains or losses, whether or not realized, from the assets of each Sub-Account are credited to or charged against that Sub-Account without regard to any other income, gains or losses of Protective Life. Each Sub-Account invests exclusively in shares of a corresponding Fund. Therefore, the investment experience of your Policy depends on the experience of the Sub-Accounts you select. In the future, the Variable Account may include other Sub-Accounts that are not available under the Policies and are not otherwise discussed in this prospectus.

The Funds

Each Sub-Account invests in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: Goldman Sachs Variable Insurance Trust managed by Goldman Sachs Asset Management L.P. or Goldman Sachs Asset Management International; Van Kampen Life Investment Trust managed by Van Kampen Asset Management; Universal Institutional Funds, Inc., managed by Morgan Stanley Investment Management, Inc., doing business as Van Kampen; Oppenheimer Variable Account Funds (the “Oppenheimer Funds”) managed by Oppenheimer Funds, Inc.; MFS® Variable Insurance Trust (the “MFS Funds”) managed by MFS Investment Management; Fidelity® Variable Insurance Products Funds (the “Fidelity Funds”) managed by Fidelity Management & Research Company and subadvised by Bankers Trust Company, in the case of the Fidelity VIP Index 500 Portfolio, SC, and FMR Co., Inc. in the case of the Fidelity VIP Growth Portfolio, SC and Fidelity VIP Contrafund® Portfolio, SC; Lord Abbett Series Fund, Inc. (the “Lord Abbett Funds”) managed by Lord, Abbett & Co.; or Franklin Templeton Variable Insurance Products Trust managed by Franklin/Templeton Distributors, Inc.

There is no guarantee that any Fund will meet its investment objectives. Please refer to the prospectus for each of the Funds you are considering for more information.

Goldman Sachs Variable Insurance Trust

Goldman Sachs International Equity.   Long-term capital appreciation.

Goldman Sachs Structured Small Cap Equity.   Long-term growth of capital.

Goldman Sachs Capital Growth.   Long-term growth of capital.

Goldman Sachs Structured U.S. Equity.   Long-term growth of capital and dividend income.

Goldman Sachs Growth and Income.   Long-term growth of capital and growth of income.

Goldman Sachs Mid Cap Value.   Long-term capital appreciation. (Not available in Policies issued after April 30, 2006.)

Van Kampen Life Investment Trust

Aggressive Growth Portfolio Class II.   Seeks capital growth.

Emerging Growth Portfolio Class I.   Seeks capital appreciation.

Enterprise Portfolio Class I.   Seeks capital appreciation through investments in securities believed by the investment adviser to have above average potential for capital appreciation.

Comstock Portfolio Class I.   Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

Growth and Income Class I.   Seeks long-term growth of capital and income.

Government Portfolio Class II.   Seeks high current return consistent with preservation of capital.

The Universal Institutional Funds, Inc.

Equity and Income Portfolio Class II.   Seeks both capital appreciation and current income.

MFS® Variable Insurance Trust

New Discovery Series.   This Fund seeks capital appreciation.

Emerging Growth Series.   This Fund seeks to provide long-term growth of capital.

Research Series.   This Fund seeks to provide long-term growth of capital and future income.

Investors Growth Stock Series (formerly “Growth Series”). This Fund seeks to provide long-term growth of capital and future income rather than current income.

Investors Trust Series (formerly “Growth with Income Series”). This Fund seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income.

Utilities Series.   This Fund seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

Total Return Series.   This Fund seeks mainly to provide above-average income consistent (compared to a portfolio invested entirely in equity securities) with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income.

Oppenheimer Variable Account Funds

Mid Cap Fund/VA.   This Fund seeks capital appreciation by investing in “growth type” companies.

Global Securities Fund/VA.   This Fund seeks long-term capital appreciation by investing in securities of foreign issuers, “growth-type” companies and cyclical industries.

Capital Appreciation Fund/VA.   This Fund seeks to achieve long-term capital appreciation by investing in securities of well-known established companies.

Main Street Fund/VA.   This Fund seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund invests mainly in common stocks of U.S. companies.

High Income Fund/VA.   This Fund seeks a high level of current income from investment in high yield fixed-income securities.

Money Fund/VA.   This Fund seeks to maximize current income from investments in “money market” securities consistent with low capital risk and the maintenance of liquidity. An investment in the Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The yield of this Fund may become very low during periods of low interest rates. After deduction of Variable Account charges, the yield in the Sub-Account that invests in this Fund could be negative.

Strategic Bond Fund/VA.   This Fund seeks a high level of current income by investing mainly in three market sectors: debt securities of foreign governments and companies, U.S. government securities and high yield securities of U.S. and foreign companies.

Fidelity® Variable Insurance Products Funds

VIP Index 500 Portfolio, Service Class.   This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

VIP Growth Portfolio, Service Class.   This Fund seeks to achieve capital appreciation.

VIP Contrafund® Portfolio, Service Class.   This Fund seeks long-term capital appreciation.

VIP Mid-Cap Portfolio, Service Class.   This Fund seeks long-term growth of capital.

VIP Equity-Income Portfolio, Service Class.   This Fund seeks reasonable income. The Fund will also consider the potential for capital appreciation. The Fund’s goal is to achieve by seeking a yield which exceeds the composite yield on the securities comprising the Standard & Poor’s 500SM Index (S&P 500®).

VIP Investment Grade Bond Portfolio, Service Class.   This Fund seeks as high a level of current income as is consistent with the preservation of capital.

Lord Abbett Series Fund, Inc.

Growth and Income Portfolio.   The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value.

Mid-Cap Value Portfolio.   The Fund seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

Bond-Debenture Portfolio.   The Fund’s investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

Growth Opportunities Portfolio.   The Fund’s investment objective is to seek capital appreciation.

America’s Value Portfolio.   The Fund’s investment objective is to seek current income and capital appreciation.

Franklin Templeton Variable Insurance Products Trust

Franklin Income Securities Fund, Class 2.   This Fund seeks to maximize income while maintaining prospects for capital appreciation.

Franklin Rising Dividends Securities Fund, Class 2.   This Fund seeks long-term capital appreciation, with preservation of capital as an important consideration.

Franklin Small-Mid Cap Growth Securities Fund, Class 2.   This Fund seeks long-term capital growth.

Franklin Flex Cap Growth Securities Fund, Class 2.   This Fund seeks capital appreciation.

Mutual Shares Securities Fund, Class 2.   This Fund seeks capital appreciation, with income as a secondary goal.

Templeton Foreign Securities Fund, Class 2.   This Fund seeks long-term capital growth.

Templeton Growth Securities Fund, Class 2.   This Fund seeks long-term capital growth.

There Is No Assurance That The Stated Objectives And Policies Of Any Of The Funds Will Be Achieved.

More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks of investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds and the current statement of additional information for each of the Funds. The Funds’ prospectuses should be read carefully before any decision is made concerning the allocation of Net Premiums or transfers among the Sub-Accounts.

Selection of Funds

We select the Funds offered through the Policies based on several criteria, including the following:

•  asset class coverage,

•  the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure,

•  brand recognition,

•  performance,

•  the capability and qualification of each investment firm, and

•  whether our distributors are likely to recommend the Funds to Policy Owners.

Another factor we consider during the selection process is whether the Fund, its adviser, its sub-adviser, or an affiliate will compensate us for providing administrative, marketing, and support services. For a discussion of the administrative, marketing and support fees we receive from the Funds, see “Administrative, Marketing, and Support Service Payments.”  We also consider whether the Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Policies. We review each Fund periodically after it is selected. Upon review, we may remove a Fund or restrict allocation of additional Purchase Payments and/or transfers of Policy Value to a Fund if we determine the Fund no longer meets one or more of the criteria and/or if the Fund has not attracted significant policy owner assets. We do not recommend or endorse any particular Fund, and we do not provide investment advice.

Other Information About the Funds.   Shares of these Funds are offered only to: (1) the Variable Account, (2) other separate accounts of Protective Life supporting variable annuity contracts or variable life insurance policies, (3) separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies, and (4) certain qualified retirement plans. Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

Many of the Funds have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the class of shares sold to certain Sub-Accounts. The plans permit these Funds to pay fees out of their assets to broker-dealers that distribute that class of shares. In some cases, the plans also permit the Funds to pay fees out of their assets to the insurance company sponsor of variable annuity contracts or variable life insurance policies for shareholder support services the insurance company provides. Currently, Van Kampen Life Investment Trust, Oppenheimer Variable Account Funds, Fidelity Variable Insurance Products Funds, and Franklin Templeton Variable Insurance Products Trust pay 12b-1 fees to our affiliate, Investment Distributors,  Inc. (the principal underwriter for the Contracts), in consideration of certain distribution and shareholder support services provided and expenses incurred by Investment Distributors in distributing the Fund shares through the Contracts. Universal Institutional Funds, Inc. and MFS Variable Insurance Trust, currently pay 12b-1 fees to Protective Life in consideration of certain shareholder support services we provide and expenses we incur in providing those services with respect to the Contracts. These payments for distribution and shareholder support services range from 0.10% to 0.25% of the Sub-Account assets invested in the corresponding class of Fund shares. Please see the prospectus for each Fund for information about that Fund’s fees and expenses. Investment Distributors may pay some or all of the amounts it receives to Protective Life as compensation for our provision of distribution and shareholder support services relating to the Contracts on Investment Distributors’ behalf.

Protective Life also has entered into agreements with the investment managers or advisers of the Funds pursuant to which each such investment manager or adviser pays Protective Life a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts of Protective Life and its affiliates) in the Funds managed by that manager or adviser. These percentages differ, and some investment managers or advisers pay us more than other investment managers or advisers. These fees are in consideration for administrative services provided to the Funds by Protective Life and its affiliates. Payment of fees by managers or advisers under these agreements do not increase the fees or expenses paid by the Funds or their shareholders. The amounts we receive under these agreements may be significant.

Administrative, Marketing, and Support Service Payments

We (and our affiliates) may receive payments from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof, in consideration for distribution, administrative, marketing, and other services we (or our affiliates) provide. These payments are negotiated and thus differ by Fund (sometimes substantially), and the amounts we (or our affiliates) receive may be significant. Proceeds from these payments may be used for any corporate purpose, including payment of expenses that we and our affiliates incur in promoting, issuing, distributing, and administering the Policies.

12b-1 Fees.   We and our affiliate, Investment Distributors, Inc. (“IDI”), the principal underwriter for the Policies, receive 12b-1 fees from the Funds, their advisers, sub-advisers, and their distributors, or affiliates thereof that are based on a percentage of the average daily net assets of the particular Fund attributable to the Policies and to certain other variable insurance policies issued or administered by us (or our affiliate). IDI may pay some or all of the 12b-1 fees it receives to us as compensation for our provision of administrative and marketing services relating to the Policies on IDI’s behalf. Rule 12b-1 fees are paid out of Fund assets as part of the Fund’s total annual fund operating expenses. Payments made out of Fund assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The chart below shows the maximum 12b-1 fees we and IDI anticipate we will receive from the Funds on an annual basis:

Incoming 12b-1 Fees

Fund	Maximum 12b-1 fee
Paid to IDI:
Van Kampen Life Investment Trust	0.25%
Oppenheimer Variable Account Funds	0.25%
Fidelity® Variable Insurance Products	0.10%
Franklin Templeton Variable Insurance Products Trust	0.25%
Paid to us:
Universal Institutional Funds, Inc.	0.05%
MFS Variable Insurance Trust	0.25%

Administrative Payments.   We (or our affiliates) also receive payments from the investment advisers, sub-advisers, or distributors (or affiliates thereof) of the Funds for administrative and other services we provide relating to Variable Account operations. These payments are based on a percentage of the average daily net assets of the particular Fund attributable to the Policies and to certain other variable insurance policies issued or administered by us (or our affiliate). The payments we receive from the investment advisers, sub-advisers or distributors of the Funds range from 0.10% to 0.25% of Fund assets attributable to our variable insurance policies. The amount of the payments may be significant.

Other Payments.   A Fund’s adviser, sub-adviser, or distributor or its affiliates may provide us (or our affiliates) and/or broker-dealers that sell the Policies (“selling firms”) with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course business.

For details about the compensation payments we make in connection with the sale of the Policies, see “Distribution of the Policies.”

Addition, Deletion, or Substitution of Investments

Protective Life may make additions to, deletions from, or substitutions for the shares that are held in or purchased by the Variable Account. If the shares of a Fund are no longer available for investment or further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares of that Fund and substitute shares of another Fund. Substituted Funds may have higher fees and expenses or may be available only to certain classes of purchasers. Protective Life will not substitute any shares without notice and any necessary approval of the SEC and state insurance authorities.

Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, which would each invest in shares corresponding to a new Fund. Subject to applicable law and any required

SEC approval, Protective Life may establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owner(s) or may be closed to certain classes of purchasers.

If any of these substitutions or changes are made, Protective Life may by appropriate endorsement change the Policy to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owner(s), the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Protective Life separate accounts. Protective Life may make any changes to the Variable Account required by the 1940 Act or other applicable law or regulation.

Voting Fund Shares

Protective Life is the legal owner of Fund shares held by the Sub-Accounts and has the right to vote on all matters submitted to shareholders of the Funds. However, in accordance with applicable law, Protective Life will vote shares held in the Sub-Accounts at meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Value in the Sub-Accounts. Should Protective Life determine that it is permitted to vote such shares in its own right, it may elect to do so.

Protective Life will send Owners voting instruction forms and other voting materials (such as Fund proxy statements, reports and other proxy materials) prior to shareholders meetings. The number of votes as to which an Owner may give instructions is calculated separately for each Sub-Account and may include fractional votes.

An Owner holds a voting interest in each Sub-Account to which Variable Policy Value is allocated under his or her Policy. Owners only have voting interests while the Insured is alive. The number of votes for which an Owner may give instructions is based on the Owner’s percentage interest of a Sub-Account determined as of the date established by the Fund for determining shareholders eligible to vote at the meeting of that Fund.

Shares as to which no timely instructions are received and shares held directly by Protective Life are voted by Protective Life in proportion to the voting instructions that are received with respect to all Policies participating in a Sub-Account. Voting instructions to abstain on any item are applied to reduce the votes eligible to be cast on that item.

Protective Life may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove the investment management agreement or an investment advisory agreement. In addition, Protective Life may under certain circumstances disregard voting instructions that would require changes in the investment management agreement, investment manager, an investment advisory agreement or an investment adviser of one or more of the Funds, provided that Protective Life reasonably disapproves of such changes in accordance with applicable regulations under the 1940 Act. If Protective Life ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next semiannual report.

CHARGES AND DEDUCTIONS

This section describes the charges and deductions we make under the Policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.

Premium Expense Charges

The premium expense charge compensates Protective Life for certain sales and state premium tax expenses associated with the Policies and the Variable Account. The maximum premium expense charge is 8% of each premium payment.

Monthly Deduction

Each month we will deduct an amount from your Policy Value to pay for the benefits provided by your Policy. This amount is called the Monthly Deduction and equals the sum of:

•       the cost of insurance charges

•       the monthly administration fee

•       the mortality and expense risk charge; and

•       any charges for supplemental riders.

If you do not select the Sub-Account(s) from which the Monthly Deduction is deducted, the Monthly Deduction, except for the mortality and expense risk charge, will be deducted from the Sub-Accounts and the Fixed Account pro-rata on the basis of the relative Policy Value. The mortality and expense risk charge will reduce only the Sub-Account Value.

The Owner may select the Sub-Accounts from which you want us to deduct the Monthly Deduction, other than the mortality and expense risk charge. However, if as of the date the Monthly Deduction is to be deducted, the value in any of the selected Sub-Accounts is less than the charge to be deducted from that Sub-Account, the instructions will not be effective. Deductions for mortality and expense risk charge will occur prior to the deduction for the remaining Monthly Deduction.

Cost of Insurance Charge.   This charge compensates Protective Life for the expense of underwriting the Death Benefit. The charge depends on a number of variables and therefore will vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day.

The cost of insurance is equal to:

•       the cost of insurance rate, multiplied by

•       the net amount at risk under the Policy for that Monthly Anniversary Day.

The net amount at risk is equal to:

•       the Death Benefit divided by 1 plus the monthly fixed account guaranteed interest rate, minus

•       the Policy Value.

Anything that decreases Policy Value, such as negative investment experience or withdrawals, will increase the net amount at risk and result in higher cost of insurance charges. The net amount at risk is affected by investment performance, loans, payments of premiums, Policy fees and charges, the Death Benefit Option chosen, withdrawals, and decreases in Face Amount.

The cost of insurance charge for each increment of Face Amount is calculated separately to the extent a different cost of insurance rate applies. Where, as in Death Benefit Option A, the net amount at risk is equal to the Death Benefit less Policy Value, the entire Policy Value is applied first to offset the Death Benefit derived from the Initial Face Amount. Only if the Policy Value exceeds the Initial Face Amount is the excess applied to offset the portion of the Death Benefit derived from increases in Face Amount in the order of the increases. If there is a decrease in Face Amount after an increase, the decrease is applied first to decrease any prior increases in Face Amount, starting with the most recent increase.

Cost of Insurance Rates.    The cost of insurance rate for a Policy is based on and varies with the Issue Age, sex and rate class of the Insured and on the number of years that a Policy has been in force. Protective Life currently places Insureds (ages 18-80) in the following rate classes, based on underwriting: Preferred, Nontobacco, Preferred Tobacco, and Tobacco. Substandard rate classes, which involve a higher mortality risk than other classes, are also available.

Protective Life guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policies. The guaranteed rates for standard classes are based on the 1980 Commissioners’ Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates (“1980 CSO Tables”). The guaranteed rates for substandard classes are based on multiples of, or additions to, the 1980 CSO Tables.

Protective Life’s current cost of insurance rates may be less than the guaranteed rates that are set forth in the Policy. Current cost of insurance rates will be determined based on Protective Life’s expectations as to future mortality, investment earnings, expenses, taxes, and persistency experience. These rates may change from time to time.

Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker standard class are generally lower than guaranteed rates for an Insured of the same age and sex in a smoker standard class. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker or smoker standard class are generally lower than guaranteed rates for an Insured of the same age and sex and smoking status in a substandard class.

Protective Life will also determine a separate cost of insurance rate for each increment of Face Amount above the Initial Face Amount based on the Policy duration and the Issue Age, sex and rate class of the Insured at the time of the request for an increase. The following rules will apply for purposes of determining the net amount at risk for each rate.

Protective Life places the Insured in a rate class when the Policy is issued, based on Protective Life’s underwriting of the application. This original rate class applies to the Initial Face Amount. When an increase in Face Amount is requested, Protective Life conducts underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class (or the rate class of a previous increase), the rate class for the increase also will be applied to the Initial Face Amount and any previous increases in Face Amount beginning as of the effective date of the current increase. If the rate class for the increase has a higher cost of insurance rate than the original rate class (or the rate class of a previous increase), the rate class for the increase will apply only to the increase in Face Amount.

Protective Life does not conduct underwriting for an increase in Face Amount if the increase is requested as part of an exercise of any available guaranteed option to increase the Face Amount without underwriting. (See “Supplemental Riders and Endorsements”.)

In the case of a guaranteed option, the Insured’s rate class for an increase will be the class in effect when the guaranteed option rider was issued.

Cost of Insurance Charge Under a FCR.    The cost of insurance charge is determined in a similar manner for the face amount under a FCR and for any increase in the face amount under such rider.

Legal Considerations Relating to Sex — Distinct Premium Payments and Benefits.   Mortality tables for the Policies generally distinguish between males and females. Thus, premiums and benefits under Policies covering males and females of the same age will generally differ.

Protective Life does, however, also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult with their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Protective Life may offer Policies with unisex mortality tables to such prospective purchasers.

Monthly Administration Charges.    We deduct monthly administration charges from your Policy Value to compensate us for issue and administrative costs.

The Policy has a monthly administrative charge of $8.00 per month in all policy years. In addition, there is a monthly administrative charge of $.05 per $1,000 of Initial Face Amount in Policy Years 1-20.

For the first twelve months following an increase in Face Amount on the Policy, the monthly administration fee will also include an administration charge for the increase, based on the amount of the increase. The monthly administration charge for an increase is equal to a fee per $1,000 of increase in face amount, which varies depending on Issue Age, sex, and rate classification of the Insured and is set forth in your Policy. Representative administration charges per $1,000 of increase for an Insured male non-smoker at each specified Issue Age are set forth below:

Issue Age	Administrative Charge per $1,000 Increase
35	$0.27
40	0.34
45	0.40
50	0.47
55	0.55
60	0.65
65	0.76
70	0.90
75	1.07
80	1.29

Supplemental Rider Charges.    We deduct a monthly charge from your Policy Value to cover administrative expenses for any riders as part of the Monthly Deduction. (See “Supplemental Riders and Endorsements”.)

Mortality and Expense Risk Charge.    We deduct a mortality and expense risk charge each month from your Policy Value. This charge compensates Protective Life for the mortality risk it assumes. The mortality risk is that the insureds will live for a shorter time than we project. The expense risk Protective Life assumes is that the expenses that we incur in issuing and administering the Policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against the Policies.

Protective Life deducts a monthly charge from assets in the Sub-Accounts attributable to the Policies. This charge does not apply to Fixed Account assets attributable to the Policies. The maximum monthly mortality and expense risk charge to be deducted is equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount. Protective Life reserves the right to charge less than the maximum charge. In Policy Years 11 and thereafter, the monthly mortality and expense risk charge is currently equal to 0.021% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.25% of such amount. State variations of the mortality and expense risk charge may apply.

Transfer Fee

We allow you to make 12 free transfers of Policy Value each Policy Year. However, Protective Life may charge a $25 transfer fee on any additional transfers to cover administrative expenses. If the fee is imposed, it will be deducted from the amount requested to be transferred. If an amount is being transferred from more than one Sub-Account or the Fixed Account, the transfer fee will be deducted proportionately from the amount being transferred from each.

Surrender Charges (Contingent Deferred Sales Charge)

A Surrender Charge will be deducted from your Policy Value if: (1) the Policy is surrendered or (2) the Policy lapses at the end of a grace period. The Surrender Charge is deducted before any Surrender Value is paid. See Surrender and Withdrawals — Surrender Privileges.

The purpose of the Surrender Charge is to reimburse Protective Life for some of the expenses incurred in the distribution of the Policies. Protective Life also deducts a premium expense charge for this purpose from each premium paid. (See “Premium Expense Charge”.)

Protective Life reserves the right to charge less than the maximum surrender charge.

A surrender charge will apply to the Policy during the first 8 Policy Years. The Surrender Charge varies depending on Issue Age, sex and rate class of the Insured and is set forth in your Policy. Representative Surrender Charges per $1,000 of Initial Face Amount for the first Policy Year for an Insured male non-tobacco at each specified Issue Age are set forth below. The Surrender Charge decreases over the eight-year period (after which, there is no charge).

Issue Age	Surrender Charge (First Year) per $1,000 of Initial Face Amount
30	$7.37
35	9.16
40	11.19
45	13.24
50	15.65
55	18.43
60	21.65
65	25.40
70	29.95
75	35.69
80	43.13

Withdrawal Charges

Protective Life will deduct an administrative charge upon a withdrawal. This charge is the lesser of 2% of the amount withdrawn or $25. This charge will be deducted from the Policy Value in addition to the amount requested to be withdrawn. See “Withdrawal Privilege” for rules for allocating the deduction.

Fund Expenses

The value of the net assets of each Sub-Account reflects the investment advisory and other expenses incurred by the corresponding Fund in which the Sub-Account invests. For further information, consult the Funds’ prospectuses.

Other Information

We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of Protective Life. We pay commissions and other compensation to the broker-dealers for selling the Policies. You do not directly pay the commissions and other compensation, we do. We intend to recover commissions and other compensation, marketing, administrative and other expenses and costs of Policy benefits through the fees and charges imposed under the Policies. See “Sale of the Policies” for more information about payments we make to the broker-dealers.

Corporate Purchasers or Eligible Groups

The Policy is available for individuals and for corporations and other institutions. For corporate or other group or sponsored arrangements, fee-only arrangements or clients of registered investment advisers purchasing one or more Policies, Protective Life may reduce the amount of the premium expense charge, monthly administration fee, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced. Sales, underwriting or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase, a group or sponsored arrangement or arrangements, fee-only arrangements or clients of registered investment advisers.

TAX CONSIDERATIONS

The following discussion of the federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences or federal estate or gift tax consequences associated with the purchase of the Policy. In addition, PROTECTIVE LIFE MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT — FEDERAL, STATE OR LOCAL — OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

Tax Status of Protective Life

Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of Protective Life, the Variable Account is not separately taxed as a “regulated investment company” under the Code. Under existing federal income tax laws, Protective Life is not taxed on investment income and realized capital gains of the Variable Account, although Protective Life’s federal taxes are increased in respect of the Policies because of the federal tax law’s treatment of deferred acquisition costs. Currently, a charge for federal income taxes is not deducted from the Sub-Accounts or the Policy’s Cash Value. However, Protective Life does deduct a premium expense charge from each premium payment in all Policy Years in part to compensate us for the federal tax treatment of deferred acquisition costs. Protective Life reserves the right in the future to make a charge against the Variable Account or the Cash Values of a Policy for any federal, state, or local income taxes that we incur and determine to be properly attributable to the Variable Account or the Policy. Protective Life will promptly notify the Owner of any such charge.

Taxation of Insurance Policies

Tax Status of the Policies.    Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. While the requirements of this section of the Code are complex, and limited guidance has been provided from the Internal Revenue Service (the “IRS”) or otherwise, Protective Life believes that the Policy will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the

Death Benefit. As a result, the Death Benefit payable under the Policy will generally be excludable from the Beneficiary’s gross income, and interest and other income credited under the Policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the Insured’s death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations, and (2) Protective Life, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

Diversification Requirements.    The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified”. If the Variable Account fails to comply with these diversification standards, the Policy will not be treated as a life insurance contract for federal income tax purposes and the Owner would generally be taxed currently on the income on the contract (as defined in the tax law). Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

Ownership Treatment.    In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners’ gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Policy are similar to, but different in certain respects from, the ownership rights described in certain IRS rulings where it was determined that contract owners were not owners of the assets of a segregated asset account (and thus were not currently taxable on the income and gains). For example, the Owner of this Policy has the choice of more investment options to which to allocate premium payments and Variable Account Values than were addressed in such rulings. These differences could result in the Policy Owner being treated as the owner of a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, Protective Life does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or IRS may issue. Protective Life therefore reserves the right to modify the Policy as necessary to attempt to prevent Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

The remainder of this discussion assumes that the Policy will be treated as a life insurance contract for federal tax purposes.

Tax Treatment of Life Insurance Death Benefit Proceeds.   In general, the amount of the Death Benefit Proceeds payable from a Policy by reason of the death of the Insured is excludable from gross income under Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the Death Benefit Proceeds being taxable.

If the Death Benefit Proceeds are not received in a lump sum and are, instead, applied under either Settlement Options 1, 2, or 4, generally payments will be prorated between amounts attributable to the Death Benefit which will be excludable from the beneficiary’s income and amounts attributable to interest (accruing after the Insured’s death) which will be includible in the beneficiary’s income. If the Death Benefit Proceeds are applied under Option 3 (Interest Income), the interest credited will be currently includible in the beneficiary’s income.

Accelerated death benefits paid under this Policy upon a terminal illness generally will be excludable from income under Section 101 of the Code. Certain exceptions apply for certain business-related policies.

Tax Deferral During Accumulation Period.    Under existing provisions of the Code, except as described below, any increase in an Owner’s Policy Value is generally not taxable to the Owner unless amounts are received (or are deemed to be received) from the Policy prior to the Insured’s death. If there is a surrender of the Policy, an amount equal to the excess of the Cash Value (increased by any amount payable under the Increased Surrender Value Rider, if such rider is part of the Policy) over the “investment in the contract” will generally be includible in the Owner’s income. The “investment in the contract” generally is the aggregate premiums paid less the aggregate amount received under the Policy previously to the extent such amounts received were excludable from gross income. Whether withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to the Owner depends, in part, upon whether the Policy is considered a “modified endowment contract” (“MEC”) for federal income tax purposes.

Policies Not Owned by Individuals

In the case of Policies issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer’s otherwise deductible interest expenses may not be deductible as a result of ownership of a Policy even if no loans are taken under the Policy. An exception to this rule is provided for certain life insurance contracts which cover the life of an individual who is a 20-percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Policy, or entities that will be beneficiaries under a Policy, should consult a tax advisor.

Policies That Are Not MECs

Tax Treatment of Withdrawals Generally.   If the Policy is not a MEC (described below), the amount of any withdrawal from the Policy generally will be treated first as non-taxable recovery of premium and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy Years.   As indicated above, Section 7702 of the Code places limitations on the amount of premiums that may be paid and the Policy Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the Face Amount, a change from one Death Benefit Option to the other, if withdrawals are made, and in certain other instances.

Tax Treatment of Loans.   If a Policy is not classified as a MEC, a loan received under the Policy generally will be treated as indebtedness of the Owner. As a result, no part of any loan under a Policy will constitute income to the Owner so long as the Policy remains in force. However, in those situations where the interest rate credited to the Loan Account equals the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Policy lapses when a loan is outstanding, the amount of the loan outstanding will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includable in the Owner’s income.

Generally, interest paid on any loans under this Policy will not be tax deductible. The non-deductibility of interest includes interest paid or accrued on indebtedness with respect to one or more life insurance policies owned by a taxpayer covering any individual who is or has been an officer or employee of, or financially interested in, any trade or business carried on by the taxpayer. A limited exception to this rule exists for certain interest paid in connection with certain “key person” insurance. In the case of interest paid in connection with a loan with respect to a Policy covering the life of any key person, interest is deductible only to the extent that the aggregate amount of loans under one or more life insurance policies does not exceed $50,000. Further, even as to such loans up to $50,000, interest would not be deductible if the Policy were deemed for federal tax purposes to be a single premium life insurance policy or, in certain circumstances, if the loans were treated as “systematic borrowing” within the meaning of the tax law. A “key person” is an individual who is either an officer or a twenty percent owner of the taxpayer. The maximum number of individuals who can be treated as key persons may not exceed the greater of (1) 5 individuals or (2) the lesser of 5 percent of the total number of officers and employees of the taxpayer or 20 individuals. Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Policy.

Policies That Are MECs

Characterization of a Policy as a MEC.   In general, a Policy will be considered a MEC for federal income tax purposes if (1) the Policy is received in exchange for a life insurance contract that was a MEC, or (2) the Policy is entered into on or after June 21, 1988 and premiums are paid into the Policy more rapidly than the rate defined by a “7-Pay Test”. This test generally provides that a Policy will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Policy at any time during the 1st 7 Policy Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Policy provided for paid-up future benefits after the payment of 7 level annual premiums. A material change of the Policy (as defined in the tax law) will generally result in a reapplication of the 7-Pay Test. In addition, any reduction in benefits during the 7-Pay period will affect the application of this test. Protective Life will monitor the Policies and will attempt to notify Owners on a timely basis if a Policy is in jeopardy of becoming a MEC. The Policy Owner may then request that Protective Life take whatever steps are available to avoid treating the Policy as a MEC, if that is desired.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges of MECs.   If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premiums paid. Thus, withdrawals will be includible in income to the extent the Policy Value exceeds the investment in the contract. (If the Increased Surrender Value Rider is part of the Policy, the Policy Value will be increased by any amount that would be payable in the event of a surrender, pursuant to the terms of the rider.) The amount of any Policy Debt will be treated as a withdrawal for tax purposes. Distributions made within two years before a failure to meet the 7-Pay Test are treated as made under a MEC. In addition, the discussion of interest on loans and of lapses while loans are outstanding under the caption “Policies That Are Not MECs” also applies to Policies which are MECs.

If the Owner assigns or pledges any portion of the Policy Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Owner’s investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy treated as a MEC, an Owner should consult a tax advisor.

Penalty Tax.   Generally, proceeds of a surrender or a withdrawal (or the amount of any deemed withdrawal such as a loan, assignment or pledge) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income, unless the surrender or withdrawal is made (1) after the Owner attains age 59½, (2) because the Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Owner (or the joint lives or life expectancies of the Owner and his or her beneficiary, as defined in the tax law).

Aggregation of Policies.    All life insurance contracts which are treated as MECs and which are purchased by the same person from Protective Life or any of its affiliates within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not always clear; however, it could affect the amount of a surrender or withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

Constructive Receipt Issues. — The IRS could determine that an Owner is in constructive receipt of the Cash Value if the Cash Value equals the Death Benefit, which can occur in some instances where the Insured is age 95 or older. In a case where there may be constructive receipt, an amount equal to the excess of the Cash Value over the investment in the contract could be includible in the Owner’s income at that time.

Section 1035 Exchanges. — Section 1035 of the Code provides, in certain instances, that no gain or loss will be recognized on the exchange of one life insurance policy for another life insurance policy, an endowment contract, or an annuity contract. Special rules and procedures apply to section 1035 exchanges. If you wish to take advantage of section 1035, you should consult your tax advisor.

Actions to Ensure Compliance with the Tax Law. — Protective Life believes that the maximum amount of premiums it has determined for the Policies will comply with the federal tax definition of life insurance. Protective Life will monitor the amount of premiums paid, and, if the premiums paid exceed those permitted by the tax definition of life insurance, Protective Life will immediately refund the excess premiums with interest to the extent required by the Code. Protective Life also reserves the right to increase the Death Benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of life insurance.

Other Considerations. — Changing the Owner, exchanging the Policy, changing from one Death Benefit Option to another, and other changes under the Policy may have tax consequences (other than those discussed herein) depending on the circumstances of such change or withdrawal. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary.

Federal Income Tax Withholding

Protective Life will withhold and remit to the federal government a part of the taxable portion of a surrender and withdrawal made under a Policy unless the Owner notifies Protective Life in writing and such notice is received at the Home Office at or before the time of the surrender or withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the Owner requests that no taxes be withheld or whether Protective Life withholds a sufficient amount of taxes, the Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Owner may also be required to pay penalties under the estimated tax rules if the Owner’s withholding and estimated tax payments are insufficient to satisfy the Owner’s tax liability.

SUPPLEMENTAL RIDERS AND ENDORSEMENTS

Supplemental riders and endorsements may be available to be added to your Policy. Availability may vary by state. Monthly charges, if applicable, for these riders will be deducted from your Policy Value as part of the Monthly Deduction. (See “Monthly Deduction”.) The supplemental riders and endorsements available with the Policies provide fixed benefits that do not vary with the investment experience of the Variable Account. Please contact us for further details.

>       Terminal Illness Accelerated Death Benefit Endorsement:

The endorsement provides for an accelerated death benefit payment to the Owner if the Insured has a qualifying terminal illness and all of the terms and conditions of the endorsement are met. The accelerated death benefit is based on a portion of the current Face Amount and is subject to a maximum accelerated death benefit. There is no cost or charge for the endorsement. However, a lien equal to the accelerated death benefit payment is established against the policy and accumulates interest.

The primary impact of the lien and any accumulated interest is a reduction in the amount of the death benefit by the amount of the lien plus accumulated interest. The lien also reduces the amount available for loans and withdrawals. This endorsement is not available in all states. Consult your registered representative and review the endorsement for complete limitations, terms and conditions.

The following supplemental riders and endorsements may also be available. Please contact your registered representative for more information.

>       Children’s Term Life Insurance Rider;

>       Accidental Death Benefit Rider;

>       Disability Benefit Rider;

>       Guaranteed Insurability Rider

>       Protected Insurability Benefit Rider;

>       Flexible Coverage Rider;

>       Term Rider for Covered Insured;

>       Increased Surrender Value Rider. See “Surrenders and Withdrawals, Surrender Privileges — Increased Surrender Value Rider”; and

>       Cash Value Accumulation Test Endorsement

EXCHANGE PRIVILEGE

The Company is offering, where allowed by law, to owners of certain existing life policies (the “Existing Life Policy” and/or “Existing Life Policies”) issued by it the opportunity to exchange such a life policy for this Policy. The Company reserves the right to modify, amend, terminate or suspend the Exchange Privilege at any time or from time to time. Owners of Existing Life Policies may, exchange their Existing Life Policies for this Policy. Owners of Existing Life Policies may also make a partial or full surrender from their Existing Life Policies and use the proceeds to purchase this Policy. All charges and deductions described in this prospectus are equally applicable to Policies purchased in an exchange. All charges and deductions may not be assessed under an Existing Life Policy in connection with an exchange, surrender, or partial surrender of an Existing Life Policy.

The Policy differs from the Existing Life Policies in many significant respects. Most importantly, the Policy Value under this Policy may consist, entirely or in part, of Variable Account Value which fluctuates in response to the net investment return of the Variable Account. In contrast, the policy values under the Existing Life Policies always reflect interest credited by the Company. While a minimum rate of interest (typically 4 or 4.5%) is guaranteed, the Company in the past has credited interest at higher rates. Accordingly, policy values under the Existing Life Policies reflect changing current interest rates and do not vary with the investment performance of a Variable Account.

Other significant differences between the Policy and the Existing Life Policies include: (1) additional charges applicable under the Policy not found in the Existing Life Policies; (2) different surrender charges; (3) different death benefits; and (4) differences in federal and state laws and regulations applicable to each of the types of policies.

A table which generally summarizes the different charges under the respective policies is as follows. For more complete details owners of Existing Life Policies should refer to their policy forms for a complete description. For more information on guaranteed charges for the Policy, see “Charges and Deductions.”

	Existing Life Policy	Premiere Executive Policy
State and Local Premium Tax	None	None
Federal Tax Charge	None	None
Sales Charges/Premium Expense Charge	Ranges from 0% to 12% of premium payments in all policy years. The premium expense charge can vary by age.	8% of each premium payment in all Policy Years
Administrative Fees	Ranges from $4 to $5 monthly.

$8 per month in all Policy Years; plus, a per $1,000 charge of $.05 in Policy Years 1-20; plus, if applicable, a charge per $1,000 of increase in Face Amount deducted during the 12-month period following each increase.

Mortality and Expense Charges	None

A monthly charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to annual rate of 0.90% of such amount during Policy Years 1-10; in all Policy Years thereafter is equal to 0.021% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.25% of such amount. (State variations apply.)

Withdrawal Charges	$25	The lesser of $25 or 2% of the withdrawal amount requested.
Monthly Deductions

A monthly deduction consisting of: (1) cost of insurance charges (2) administrative fees (see above) and (3) any charges for supplemental riders. (applies to Existing Life Policies which are universal life plans)

A monthly deduction consisting of: (1) cost of insurance charges (2) administrative fees (see above) (3) mortality and expense risk charge (see above) and (4) any charges for supplemental riders.
Surrender Charges	Surrender charges vary by policy type and are incurred during a surrender charge period which ranges from 0 years up to 19 years.	A declining deferred sales charge per $1,000 of Initial Face Amount is assessed on surrenders during the first 8 Policy Years.
Guaranteed Interest Rate	Ranges from 4% to 5%.	Fixed account only 3%.

Effects of the Exchange Offer

1.                 The Policy will be issued to Existing Life Policy owners. Evidence of insurability may be required.

2.                 If an Existing Life Policy owner is within current issue age limits, the Owner may carry over existing riders if available with the Policy. Evidence of insurability may be required. An increase or addition of riders will require full evidence of insurability.

3.                 The Contestable and Suicide provisions in the Policy will begin again as of the effective date of the exchange, if evidence of insurability is required. If evidence of insurability is not required on the exchange, the Contestable and Suicide provisions will not begin again.

Tax Matters.   Owners of Existing Life Policies should carefully consider whether it will be advantageous to replace an Existing Life Policy with a Policy. It may not be advantageous to exchange an Existing Life Policy for a Policy (or to surrender in full or in part an Existing Life Policy and use the surrender or partial surrender proceeds to purchase a Policy.)

The Company believes that an exchange of an Existing Life Policy for a Policy generally should be treated as a nontaxable exchange within the meaning of Section 1035 of the Internal Revenue Code. A Policy purchased in exchange will generally be treated as a newly issued contract as of the effective date of the Policy. This could have various tax consequences. (See “Tax Considerations”.)

If you surrender your Existing Life Policy in whole or in part and after receipt of the proceeds you use the surrender proceeds or partial surrender proceeds to purchase a Policy it will not be treated as a non-taxable exchange. The surrender proceeds will generally be includible in income.

Owners of Existing Life Policies should consult their tax advisers before exchanging an Existing Life Policy for this Policy, or before surrendering in whole or in part their Existing Life Policy and using the proceeds to purchase this Policy.

USE OF THE POLICY

Life insurance, including variable life insurance, can be used to provide for many individual and business needs, in addition to providing a death benefit. Possible applications of a variable life insurance policy, such as this Policy include: (1) serving as vehicle for estate planning, (2) serving as an investment vehicle on various types of deferred compensation arrangements, (3) buy-sell arrangements, (4) split dollar arrangements, and (5) a supplement to other retirement plans.

As with any investment, using this Policy under these or other applications entails certain risks. For example, if investment performance of Sub-Accounts to which Policy Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may Lapse or may not accumulate Cash Value or Surrender Value sufficient to adequately fund the application for which the Policy was purchased. Similarly, certain transactions under a Policy entail risks in connection with the application for which the Policy is purchased. Withdrawals, Policy loans and interest paid on Policy loans may significantly affect current and future Policy Value, Cash Value, Surrender Value or Death Benefit Proceeds. If, for example, a Policy loan is taken but not repaid prior to the death of the Insured, the Policy Debt is subtracted from the Death Benefit in computing the Death Benefit Proceeds to be paid to a beneficiary.

Prior to utilizing this Policy for the above applications you should consider whether the anticipated duration of the Policy is appropriate for the application for which you intend to purchase it.

In addition, you need to consider the tax implications of using the Policy with these applications. The tax implications of using this Policy with these applications can be complex and generally are not addressed in the discussion of “Tax Considerations” below. Loans and withdrawals will affect the Policy Value and Death Benefit. There may be penalties and taxes if the Policy is surrendered, lapses, matures or if a withdrawal is made. Because of these risks, you need to carefully consider how you use this Policy. This Policy may not be suitable for all persons, under any of these applications.

STATE VARIATIONS

Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and SAI provide a general description of the Policy. Your actual policy and any endorsements or riders are the controlling documents. If you would like to review a copy of your policy and its endorsements and riders, if any, contact our Home Office or your sales representative.

SALE OF THE POLICIES

We have entered into an agreement with Investment Distributors, Inc. (“IDI”) under which IDI has agreed to distribute the Policies on a “best efforts” basis. Under the agreement, IDI serves as principal underwriter (as defined under Federal securities laws and regulations) for the Policies. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly-owned subsidiary of PLC, is an affiliate of and shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the NASD, Inc.

IDI does not sell Policies directly to purchasers. IDI, together with Protective Life, enters into distribution agreements with other broker-dealers, including ProEquities, Inc., an affiliate of Protective Life and IDI, (collectively, “Selling Broker-Dealers”) for the sale of the Policies. Registered representatives of the Selling Broker-Dealers sell the Policies directly to purchasers. Registered representatives of the Selling Broker-Dealers must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of Protective Life in order to sell the Policies.

We pay commissions and additional asset-based compensation to Selling Broker-Dealers through IDI. IDI does not retain any commission payment or other amounts as principal underwriter for the Policies. However, we may pay some or all of IDI’s operating and other expenses.

We paid the following aggregate dollar amounts to IDI in commissions and additional asset-based compensation relating to sales of our variable life policies, including the Policies. IDI did not retain any of these amounts.

Fiscal Year Ended	Amount Paid to IDI
December 31, 2003	$5,450,290
December 31, 2004	$6,270,136
December 31, 2005	$6,820,941

We offer the Policy on a continuous basis. While we anticipate continuing to offer the Policies, we reserve the right to discontinue the offering at any time.

Selling Broker-Dealers

We pay commissions and may provide some form of non-cash compensation to all Selling Broker-Dealers in connection with the promotion and sale of the Policies. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. We may use any of our corporate assets to pay commissions and other costs of distributing the Policies, including any profit from the mortality and expense risk charge. Commissions and other incentives or payments described below are not charged directly to Policy owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policies.

Compensation Paid to All Selling Broker-Dealers.   We pay commissions as a percentage of initial and subsequent premium payments at the time we receive them, as a percentage of Policy Value on an ongoing basis, or a combination of both. Registered representatives may be paid commissions by their selling firms on Policies they sell based on premiums paid in amounts up to approximately 24% of a targeted first year premium payment. A targeted first year premium payment is calculated based on face amount, issue age and classification. For premiums paid in the first Policy Year which exceed this targeted amount, registered representatives may receive up to 2.0% on premiums in excess of target. For premiums received during Policy Years two through five, the registered representatives may be paid up to 7% on premiums, and during Policy Years six through ten, the registered representatives may be paid up to 2.0% on premiums. After the first ten Policy Years registered representatives may be paid up to 2.00% on premiums received. Beginning with the sixth Policy Year, registered representatives may also be paid .10% each year on unloaned Policy Value. Commissions or override may also be paid to broker-dealers providing wholesaling services (such as providing sale support or training for sales representatives who sell the Policies). In the normal course of business, we may also provide non-cash compensation in connection with the promotion of the Policies, including conferences and seminars (including travel, lodging and meals in connection therewith), and items of relatively small value, such as promotional gifts, meals, or tickets to sporting or entertainment events.

The registered representative who sells you the Policy typically receives a portion of the compensation we pay to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Policy, please ask your registered representative.

Additional Compensation Paid to Selected Selling Broker-Dealers.   In addition to ordinary commissions and non-cash compensation, we may pay additional asset-based compensation in the form of marketing allowances and “revenue sharing” to selected Selling Broker-Dealers. These payments are made through IDI. These payments may be (1) additional amounts as a percentage of premium payments and/or premiums we receive on our variable insurance products and (2) additional “trail” commissions, which are periodic payments as a percentage of the contract and policy values or variable account values of our variable insurance products. Some or all of these additional asset-based compensation payments may be conditioned upon the Selling Broker-Dealer producing a specified amount of new premium payments and/or premiums and/or maintaining a specified amount of contract and policy value with us.

The Selling Broker-Dealers to whom we pay additional asset-based compensation provide preferential treatment with respect to our products in their marketing programs. Preferential treatment of our products by a Selling Broker-Dealer may include any or all of the following: (1) enhanced marketing of our products over non-preferred products; (2) increased access to the Selling Broker-Dealer’s registered representatives; and (3) payment of higher compensation to registered representatives for selling our products than for selling non-preferred products.

In 2005, we paid additional asset-based compensation to the Selling Broker-Dealers Edward Jones and A.G. Edwards in connection with the sale of our variable insurance products. Some of these payments were substantial.

These additional asset-based compensation arrangements are not offered to all Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of our products (and/or our affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional asset-based compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of our variable insurance products (including the Policies) over other variable insurance products (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the

Policies. If you would like information about what your registered representative and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Policy, please ask your registered representative.

We may also pay to selected Selling Broker-Dealers, including those listed above as well as others, additional compensation in the form of (1) payments for participation in meetings and conferences that include presentations about our products (including the Policies), and (2) payments to help defray the costs of sales conferences and educational seminars for the Selling Broker-Dealers’ registered representatives.

Arrangements with Affiliated Selling Broker-Dealer.   In addition to the ordinary commissions and non-cash compensation that we pay to all Selling Broker-Dealers, including ProEquities, Inc., we or our parent company, Protective Life Corporation, pay some of the operating and other expenses of ProEquities, Inc., such as paid-in-capital and certain overhead expenses.  Additionally, employees of ProEquities, Inc. may be eligible to participate in various employee benefit plans offered by Protective Life Corporation.

LEGAL PROCEEDINGS

Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on Protective Life’s or the Variable Account’s financial position.

ARBITRATION

The Policy provides that any controversy, dispute or claim by any Owner(s), Insured, or beneficiary (a “claimant”) arising out of insurance provided under the Policy will be submitted to binding arbitration pursuant to the Federal Arbitration Act. Arbitration is binding upon any claimant as well as on Protective Life and may not be set aside in later litigation except upon the limited circumstances set forth in the Federal Arbitration Act. Arbitration expenses are borne by the losing party or in such proportion as the arbitrator(s) shall decide. Consult the Policy for additional information. This provision does not appear in Policies issued in certain states.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information (“SAI”). Our financial statements only have bearing upon our ability to meet our obligations under the Policies. For a free copy of the SAI, please call or write to us at our Home Office.

GLOSSARY

“We”, “us”, “our”, “Protective Life”, and “Company”

Refer to Protective Life Insurance Company. “You” and “your” refer to the person(s) who have been issued a Policy.

Attained Age

The Insured’s age as of the nearest birthday on the Policy Effective Date, plus the number of complete Policy Years since the Policy Effective Date.

Cancellation Period

Period shown in the Policy during which the Owner may exercise the cancellation privilege and return the Policy for a refund.

Cash Value

Policy Value minus any applicable Surrender Charge.

CIR

The Term Rider for Covered Insured.

Death Benefit

The amount of insurance provided under the Policy used to determine the Death Benefit Proceeds.

Death Benefit Option

One of two options that an Owner may select for the computation of Death Benefit Proceeds. Face Amount (Option A, Level), or Face Amount Plus Policy Value (Option B, Increasing).

Death Benefit Proceeds

The amount payable to the Beneficiary if the Insured dies while the Policy is in force. It is equal to the Death Benefit plus any death benefit under any rider to the Policy less (1) any Policy Debt (2) any liens for payments made under an accelerated death benefit rider or endorsement plus accrued interest and (3) less any unpaid Monthly Deductions if the Insured dies during a grace period.

Face Amount

A dollar amount selected by the Owner and shown in the Policy on the Policy Specifications Page or Supplemental Policy Specifications Page.

FCR

The Flexible Coverage Rider.

Fixed Account

Part of Protective Life’s general account to or from which Policy Value may be transferred and into which Net Premiums may be allocated under a Policy.

Fixed Account Value

The Policy Value in the Fixed Account.

Fund

A separate investment portfolio of an open-end management investment company or unit investment trust in which a Sub-Account invests.

Grace Period

The period of time allowed by the Company between the occurrence of an event that could cause this Policy to Lapse and the date all insurance provided by the Policy ends as a result of the event.

Home Office

2801 Highway 280 South, Birmingham, Alabama 35223.

Initial Face Amount

The Face Amount on the Policy Effective Date.

Insured

The person whose life is covered by the Policy.

Issue Age

The Insured’s age as of the nearest birthday on the Policy Effective Date.

Issue Date

The date the Policy is issued.

Lapse

Termination of the Policy at the expiration of the Grace Period while the Insured is still living.

Loan Account

An account within Protective Life’s general account to which Fixed Account Value and/or Variable Account Value is transferred as collateral for Policy loans.

Minimum Monthly Premium

For Policies issued on Insured’s Issue Age through 80, the cumulative minimum amount of premium payments (net of any Policy Debt or withdrawals) that must be paid in order for the Policy’s lapse protection to remain in effect.

Monthly Anniversary Day

The same day in each month as the Policy Effective Date.

Monthly Deduction

The fees and charges deducted monthly from the Fixed Account Value and/or Variable Account Value as described on the Policy Specifications Page of the Policy.

Net Premium

A premium payment minus the applicable premium expense charges.

Policy Anniversary

The same day and month in each Policy Year as the Policy Effective Date.

Policy Debt

The sum of all outstanding policy loans plus accrued interest.

Policy Effective Date

The date shown in the Policy as of which coverage under the Policy begins.

Policy Value

The sum of the Variable Account Value, the Fixed Account Value, and the Loan Account Value.

Policy Year

Each period of twelve months commencing with the Policy Effective Date and each Policy Anniversary thereafter.

Sub-Account

A separate division of the Variable Account established to invest in a particular Fund.

Sub-Account Value

The Policy Value in a Sub-Account.

Surrender Charge

A contingent deferred sales charge deducted from the Policy Value if the Policy is surrendered or Lapses during the first 8 Policy Years.

Surrender Value

The Cash Value minus any outstanding Policy Debt and any liens for payments made under an accelerated death benefit rider or endorsement plus accrued interest.

Valuation Day

Each day the New York Stock Exchange and the Home Office are open for business except for a day that a Sub-Account’s corresponding Fund does not value its shares.

Valuation Period

The period commencing with the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Day.

Variable Account

Protective Variable Life Separate Account, a separate investment account of Protective Life to and from which Policy Value may be transferred and into which Net Premiums may be allocated.

Variable Account Value

The sum of all Sub-Account Values.

Written Notice

A notice or request submitted in writing in a form satisfactory to Protective Life and received at the Home Office via U.S. postal service or nationally recognized overnight delivery service.

STATEMENT OF ADDITIONAL INFORMATION

Appendix A

Examples of Death Benefit Computations for the Premiere Executive Under Options A and B

Option A Example.    For purposes of this example, assume that the Insured’s Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. Under Option A, a Policy with a $100,000 Face Amount will generally pay $100,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250% of the Policy Value, any time that the Policy Value exceeds $40,000, the Death Benefit will exceed the $100,000 Face Amount. Each additional dollar added to Policy Value above $40,000 will increase the Death Benefit by $2.50. A Policy with a $100,000 Face Amount and a Policy Value of $50,000 will provide Death Benefit of $125,000 ($50,000 x 250%); a Policy Value of $60,000 will provide a Death Benefit of $150,000 ($60,000 x 250%); a Policy Value of $70,000 will provide a Death Benefit of $175,000 ($70,000 x 250%).

Similarly, so long as Policy Value exceeds $40,000, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $45,000 to $40,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $112,500 to $100,000. If at any time, however, the Policy Value multiplied by the Face Amount percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

The Face Amount percentage becomes lower as the Insured’s Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 185%. The Death Benefit would not exceed the $100,000 Face Amount unless the Policy Value exceeded approximately $54,055 (rather than $40,000), and each dollar then added to or taken from the Policy Value would change the life insurance proceeds by $1.85 (rather than $2.50).

Option B Example.    For purposes of this example, assume that the Insured’s Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. Under Option B, a Policy with a Face Amount of $100,000 will generally provide a Death Benefit of $100,000 plus Policy Value. Thus, for example, a Policy with a Policy Value of $10,000 will have a Death Benefit of $110,000 ($100,000 + $10,000); a Policy Value of $20,000 will provide a Death Benefit of $120,000 ($100,000 + $20,000). The Death Benefit, however, must be at least 250% of the Policy Value. As a result, if the Policy Value exceeds $66,666, the Death Benefit will be greater than the Face Amount plus Policy Value. Each additional dollar of Policy Value above $66,666 will increase the Death Benefit by $2.50. A Policy with a Face Amount of $100,000 and a Policy Value of $70,000 will provide a Death Benefit of $175,000 ($70,000 x 250%); a Policy Value of $80,000 will provide a Death Benefit of $200,000 ($80,000 x 250%).

Similarly, any time Policy Value exceeds $66,666, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $80,000 to $75,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $200,000 to $187,500. If at any time, however, Policy Value multiplied by the Face Amount percentage is less than the Face Amount plus the Policy Value, then the Death Benefit will be the current Face Amount plus Policy Value of the Policy.

A-1

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI contains more detailed information about the Policy than is contained in this Prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. Personalized illustrations of Death Benefits, Cash Value, and Policy Values are available without charge. For a free copy of the SAI, to receive personalized illustrations, and to request other information about the Policy please contact the Institutional Distribution Group at the toll-free telephone number shown on the cover. To request an SAI by mail, please tear off, complete and return this form to Protective Life’s Institutional Distribution Group customer service at the address shown on the cover.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 2059-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Please send me a free copy of the SAI for the Protective Premiere Executive.

Name:

Address:

City, State, Zip:

Daytime Telephone Number:

Investment Company Act of 1940 Registration File No. 811-7337

PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
(Registrant)

PROTECTIVE LIFE INSURANCE COMPANY
(Depositor)

2801 Highway 280 South
Birmingham, Alabama 35223
(800) 265-1545

STATEMENT OF ADDITIONAL INFORMATION
Individual Flexible Premium Variable and Fixed Life Insurance Policy

This Statement of Additional Information (“SAI”) contains additional information regarding the individual flexible premium variable and fixed life insurance policy (the “Policy”) offered by Protective Life Insurance Company (“Protective Life”). The Policy is issued to individuals and certain groups. This SAI is not a prospectus, and should be read together with the Prospectus for the Policy dated May 1, 2006 and the prospectuses for the Funds. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the Prospectus for the Policy.

May 1, 2006

STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL POLICY INFORMATION

Limits on Policy Rights

Incontestability.   Unless fraud is involved, Protective Life will not contest the Policy, or any supplemental rider, after the Policy or rider has been in force during the Insured’s lifetime for two years from the Policy Effective Date or the effective date of the rider. Likewise, unless fraud is involved, Protective Life will not contest an increase in the Face Amount with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the Insured for two years after the effective date of the increase.

Suicide Exclusion.   If the Insured dies by suicide, while sane or insane, within two years after the Policy Effective Date, the Death Benefit will be limited to the premium payments made before death, less any Policy Debt, liens (including accrued interest) and any withdrawals. If the Insured dies by suicide within two years after an increase in Face Amount, the Death Benefit with respect to the increase will be limited to the sum of the monthly cost of insurance charges made for that increase.

Misstatement of Age or Sex

If the Insured’s age or sex has been misstated in the application for the Policy or in any application for supplemental riders, the Death Benefit under the Policy or such supplemental riders is the amount which would have been provided by the most recent cost of insurance charge, and the cost of such supplemental riders, at the correct age and sex.

Settlement Options

The following settlement options may be elected.

Option 1 — Payment for a Fixed Period.   Equal monthly payments will be made for any period of up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the monthly payment rates Protective Life is using when the first payment is due.

Option 2 — Life Income with Payments for a Guaranteed Period.   Equal monthly payments are based on the life of the named annuitant. Payments will continue for the lifetime of the annuitant with payments guaranteed for 10 or 20 years. Payments stop at the end of the selected guaranteed period or when the named person dies, whichever is later.

Option 3 — Interest Income.   Protective Life will hold any amount applied under this option. Interest on the unpaid balance will be paid each month at a rate determined by Protective Life. This rate will not be less than the equivalent of 1.5% per year.

Option 4 — Payments for a Fixed Amount.   Equal monthly payments will be made of an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. Interest will be credited each month on the unpaid balance and added to it. This interest will be at a rate set by us, but not less than an effective rate of 1.5% per year. Payments continue until the amount Protective Life holds runs out. The last payment will be for the balance only.

Minimum Amounts.   Protective Life reserves the right to pay the total amount of the Policy in one lump sum, if less than $5,000. If monthly payments are less than $50, payments may be made quarterly, semi-annually, or annually at Protective Life’s option.

Other Requirements.   Settlement options must be elected by Written Notice received by Protective Life at the Home Office. The Owner may elect settlement options during the Insured’s lifetime; beneficiaries may elect settlement options thereafter if Death Benefit Proceeds are payable in a lump sum. The effective date of an option applied to Death Benefit Proceeds is the date the due proof of death of the

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Insured is received at the Home Office. The effective date of an option applied to Surrender Value is effective date of the surrender.

If Protective Life has available, at the time a settlement option is elected, options or rates on a more favorable basis than those guaranteed, the higher benefits will apply.

SUPPLEMENTAL RIDERS AND ENDORSEMENTS

We offer the following riders and endorsements:

Children’s Term Life Insurance Rider.   Provides a death benefit payable on the death of a covered child. More than one child can be covered. There is no cash value under this rider.

Accidental Death Benefit Rider.   Provides an additional death benefit payable if the Insured’s death results from certain accidental causes. There is no cash value under this rider.

Disability Benefit Rider.   Provides for the crediting of a specific premium to a Policy on each Monthly Anniversary during the total disability of the Insured. After the Insured has been totally disabled (as defined in the rider) for six months, Protective Life will credit premiums to the Policy equal to the disability benefit amount shown in the Policy multiplied by the number of Monthly Anniversary Days that have occurred since the onset of total disability. Monthly Anniversary Days that occur more than one calendar year prior to the date that we receive a claim under a rider are not included for the purpose of this calculation. Subsequent to the time that the Insured has been totally disabled for six months, we will credit a premium equal to the disability benefit amount on each Monthly Anniversary Day. The Owner may change the disability benefit amount by written notice received by Protective Life at the Home Office at any time before the Insured becomes totally disabled. Increases are subject to evidence of insurability.

Guaranteed Insurability Rider.   Provides the right to increase the Face Amount of your Policy under two options. The Option exercise date depends on the rider selected: Variable Option or Survivor’s Choice. Under the Variable Option you can increase the Face Amount at designated future points in time (selected at issue) without evidence of insurability. Under the Survivor’s Choice Option, you specify (at issue) a designated life (other than the Insured). When the designated person dies, the Owner has the option to increase the Face Amount without evidence of insurability.

Protected Insurability Benefit Rider.   Provides the right to increase the Face Amount of your Policy at designated option dates at age 25, 28, 31, 34, 37 and 40 without evidence of insurability.

Flexible Coverage Rider (FCR).   Provides an additional benefit payable on the death of the covered Insured without increasing the Policy’s Face Amount. Limitations on the amount of such coverage may apply. The FCR may be purchased at the time the Policy is issued (or later, subject to availability and additional underwriting). An FCR may be canceled separately from the Policy (i.e. , it can be canceled without causing the Policy to be canceled or to lapse). The Policy’s lapse protection does not apply to the FCR. There is no cash or loan value under this rider.

Term Rider for Covered Insured (CIR).   Provides an additional death benefit payable on the death of the Insured without increasing the Policy’s Face Amount. The CIR may be purchased at the time the Policy is issued (or later, subject to availability and additional underwriting). The rider is generally available only on the spouse or children of the Insured. A CIR may be canceled separately from the Policy (i.e. , it can be canceled without causing the Policy to be canceled or to lapse). There is no cash or loan value under this rider. The CIR may also be purchased to provide a death benefit payable on the death of an insured, other than the Insured under the Policy.

Additional rules and limits apply to these supplemental riders. Not all such riders may be available at any time, and supplemental riders in addition to those listed above may be made available. Please ask your Protective Life agent for further information, or contact the Home Office.

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Terminal Illness Accelerated Death Benefit Endorsement.   Provides an accelerated death benefit for terminal illness. The endorsement provides for an accelerated death benefit payment to the Owner if the Insured has a qualifying terminal illness and all of the terms and conditions of the endorsement are met. The accelerated death benefit is based on a portion of the current Face Amount and is subject to a maximum accelerated death benefit. There is no cost or charge for the endorsement. However, a lien equal to the accelerated death benefit payment is established against the policy and accumulates interest.

The primary impact of the lien and any accumulated interest is a reduction in the amount of the death benefit by the amount of the lien plus accumulated interest. The lien also reduces the amount available for loans and withdrawals. This endorsement is not available in all states. Consult your registered representative and review the endorsement for complete limitations, terms and conditions.

Increased Surrender Value Rider.   Subject to certain conditions, if the Owner fully surrenders the Policy for its Surrender Value during the first ten Policy Years, the Company will add an additional amount to such Surrender Value. The additional amount will be the amount shown in the Table of Increased Surrender Value in the Policy Schedule that corresponds to the Policy Year of Surrender.

You will be eligible to receive increased Surrender Value under the following conditions:

(1)         the Increased Surrender Value Rider is in force;

(2)         such surrender is allowed under the Policy;

(3)         the Policy is not in the Grace Period;

(4)         such Surrender Value is greater than zero;

(5)         the Policy has not been sold or assigned (except to the Company as security for a policy loan); and

(6)         such surrender is not the subject of an exchange pursuant to Section 1035 of the Internal Revenue Code (Title 26, U.S.C. § 1035), as amended or its successor.

The increased Surrender Value will not be available in the event the Policy remains in force under the lapse protection provision. Please consult your registered representative and the rider for more information.

ILLUSTRATIONS

We may provide illustrations for Death Benefit, Policy Value, and Surrender Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and are not a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your policy account value will depend on factors such as the amounts you allocate to particular Funds, the amounts deducted for the Policy’s monthly charges, the Funds’ expense ratios, and your policy loan and partial withdrawal history.

Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed insured’s age and underwriting class, the death benefit option, face amount, planned premiums, and riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one illustration during a Policy Year.

ADDITIONAL INFORMATION

IMSA

Protective Life is a member of the Insurance Marketplace Standards Association (“IMSA”), and as such may include the IMSA logo and information about IMSA membership in Protective advertisements.

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Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

Other Investors in the Funds

Shares of the Van Kampen Funds, Oppenheimer Funds, MFS Funds, Fidelity Funds, Lord Abbett Funds, Universal Institutional Funds, Inc., Calvert Variable Services Inc., Van Eck Worldwide Insurance Trust, Goldman Sachs Variable Insurance Trust and Franklin Templeton Variable Insurance Products Trust are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as “shared funding.” They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as “mixed funding.” Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise among and between the interests of Policy Owners and other of the Fund’s various investors. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another fund. The board of directors (or trustees) of each of the Van Kampen Funds, Universal Institutional Funds, Oppenheimer Funds, MFS Funds, Fidelity Funds, Lord Abbett Funds, Calvert Variable Services Inc., Van Eck Worldwide Insurance Trust, Goldman Sachs Variable Insurance Trust and Franklin Templeton Variable Insurance Products Trust monitors events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund’s various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund’s prospectus.

Assignment

The Policy may be assigned in accordance with its terms. An assignment is binding upon Protective Life only if it is in writing and filed at the Home Office. Once Protective Life has received a signed copy of the assignment, the Owner’s rights and the interest of any beneficiary (or any other person) will be subject to the assignment. Protective Life assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Policy Debt and any liens (including accrued interest). An assignment may result in certain amounts being subject to income tax and a 10% penalty tax. (See “Tax Considerations” in the prospectus.)

State Regulation

Protective Life is subject to regulation by the Department of Insurance of the State of Tennessee, which periodically examines the financial condition and operations of Protective Life. Protective Life is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

Protective Life is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

Reports to Owners

Each year you will be sent a report at your last known address showing, as of the end of the current report period: the Death Benefit; Policy Value; Fixed Account Value; Variable Account Value; Loan Account Value; Sub-Account Values; premiums paid since the last report; withdrawals since the last report; any Policy loans and accrued interest; Surrender Value; current Net Premium allocations; charges deducted since the last report; any liens and accrued interest; and any other information required by law.

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You will also be sent an annual and a semi-annual report for each Fund underlying a Sub-Account to which you have allocated Policy Value, including a list of the securities held in each Fund, as required by the Investment Company Act of 1940. In addition, when you pay premiums or request any other financial transaction under your Policy you will receive a written confirmation of these transactions.

Legal Matters

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

Independent Registered Public Accounting Firm

The audited statement of assets and liabilities of the Protective Variable Life Separate Account as of December 31, 2005 and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period ended December 31, 2005 and included in this SAI, have been so included herein in reliance on the report of PricewaterhouseCoopers LLP, Birmingham, Alabama, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing.

The consolidated balance sheets of Protective Life as of December 31, 2005, and 2004 and the consolidated statements of income, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2005 and the related financial statement schedules included in this SAI, have been so included herein in reliance on the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing.

Reinsurance

The Company may reinsure a portion of the risks assumed under the Policies.

Additional Information

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Policies. Not all the information set forth in the registration statement, and the amendments and exhibits thereto, has been included in the prospectus and this SAI. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 450 Fifth Street, N.W., Washington, DC 20540. The instruments may also be accessed using the SEC’s website at http/www.sec.gov.

Financial Statements

Protective Life’s financial statements included in this SAI, should be considered only as bearing on Protective Life’s ability to meet its obligations under the Policies. They have no bearing on the investment performance of the assets held in the Variable Account.

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All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

Report of Independent Registered Public Accounting Firm

To the Contract Owners of The Protective Variable Life Separate Account
and Board of Directors of Protective Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of the subaccounts as listed in Note 1 to such financial statements of The Protective Variable Life Separate Account at December 31, 2005, and the results of operations and changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Protective Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2005 by correspondence with the transfer agent of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Birmingham, Alabama
April 26, 2006

The Protective Variable Life Separate Account

Statement of Assets and Liabilities
December 31, 2005
(in thousands)

	Goldman		Goldman	Goldman			Calvert
	Sachs	Goldman	Sachs	Sachs	Goldman	Goldman	Social
	Growth	Sachs	CORE	CORE	Sachs	Sachs	Small
	and	International	Small	US	Capital	Mid Cap	Cap
	Income	Equity	Cap	Equity	Growth	Value	Growth
Assets
Investment in sub-accounts at market value	$ 9,973	$ 7,311	$ 7,572	$ 10,858	$ 9,600	$ 1,209	$ 85
Receivable from Protective Life Insurance Company	0	0	0	0	0	0	0
Total assets	9,973	7,311	7,572	10,858	9,600	1,209	85
Liabilities
Payable to Protective Life Insurance Company	20	2	0	4	3	0	0
Total net assets	$ 9,953	$ 7,309	$ 7,572	$ 10,854	$ 9,597	$ 1,209	$ 85

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Assets and Liabilities, Continued
December 31, 2005
(in thousands)

	Calvert	MFS		MFS	MFS	MFS
	Social	Emerging	MFS	Investors	Total	New	MFS
	Balanced	Growth	Research	Trust	Return	Discovery	Utilities
Assets
Investment in sub-accounts at market value	$ 232	$ 4,590	$ 5,907	$ 6,066	$ 10,378	$ 2,321	$ 2,088
Receivable from Protective Life Insurance Company	0	0	0	0	0	0	0
Total assets	232	4,590	5,907	6,066	10,378	2,321	2,088
Liabilities
Payable to Protective Life Insurance Company	0	0	3	0	20	0	0
Total net assets	$ 232	$ 4,590	$ 5,904	$ 6,066	$ 10,358	$ 2,321	$ 2,088

The accompanying notes are an integral part of these financial statements.

The Protective Variable Life Separate Account

Statement of Assets and Liabilities, Continued
December 31, 2005
(in thousands)

	MFS
	Investors	Oppenheimer	Oppenheimer		Oppenheimer	Oppenheimer	Oppenheimer
	Growth	Aggressive	Capital	Oppenheimer	Money	Strategic	Global
	Stock	Growth	Appreciation	Main Street	Fund	Bond	Securities
Assets
Investment in sub-accounts at market value	$ 2,360	$ 4,358	$ 9,720	$ 8,265	$ 4,764	$ 7,235	$ 7,012
Receivable from Protective Life Insurance Company	0	0	0	0	0	0	0
Total assets	2,360	4,358	9,720	8,265	4,764	7,235	7,012
Liabilities
Payable to Protective Life Insurance Company	0	0	3	0	99	0	2
Total net assets	$ 2,360	$ 4,358	$ 9,717	$ 8,265	$ 4,665	$ 7,235	$ 7,010

The accompanying notes are an integral part of these financial statements.

The Protective Variable Life Separate Account

Statement of Assets and Liabilities, Continued
December 31, 2005
(in thousands)

	Oppenheimer	Van Eck	Van Eck	Van Kampen			Van Kampen
	High	Real	Hard	Emerging	Van Kampen	Van Kampen	Growth and
	Income	Estate	Assets	Growth	Enterprise	Comstock	Income
Assets
Investment in sub-accounts at market value	$ 1,436	$ 20	$ 0	$ 4,539	$ 4,188	$ 17,902	$ 14,654
Receivable from Protective Life Insurance Company	0	0	0	0	0	0	0
Total assets	1,436	20	0	4,539	4,188	17,902	14,654
Liabilities
Payable to Protective Life Insurance Company	0	0	0	0	0	10	10
Total net assets	$ 1,436	$ 20	$ 0	$ 4,539	$ 4,188	$ 17,892	$ 14,644

The accompanying notes are an integral part of these financial statements.

The Protective Variable Life Separate Account

Statement of Assets and Liabilities, Continued
December 31, 2005
(in thousands)

				Fidelity
	Van Kampen		Van Kampen	VIP	Fidelity	Fidelity
	Aggressive	UIF Equity &	Government	Index	VIP	VIP	Fidelity
	Growth	Income II	Portfolio II	500	Growth	ContraFund	Mid-Cap
Assets
Investment in sub-accounts at market value	$ 536	$ 5,245	$ 1,394	$ 2,818	$ 989	$ 3,306	$ 471
Receivable from Protective Life Insurance Company	0	0	0	0	0	0	0
Total assets	536	5,245	1,394	2,818	989	3,306	471
Liabilities
Payable to Protective Life Insurance Company	0	10	0	0	0	0	0
Total net assets	$ 536	$ 5,235	$ 1,394	$ 2,818	$ 989	$ 3,306	$ 471

The accompanying notes are an integral part of these financial statements.

The Protective Variable Life Separate Account

Statement of Assets and Liabilities, Continued
December 31, 2005
(in thousands)

		Fidelity	Lord Abbett	Lord Abbett	Lord Abbett	Lord Abbett	Lord Abbett
	Fidelity	Investment	Growth &	Bond	Mid-Cap	Growth	America’s
	Equity Income	Grade Bonds	Income	Debenture	Value	Opportunities	Value	Total
Assets
Investment in sub-accounts at market value	$ 488	$ 261	$ 11,988	$ 7,313	$ 9,366	$ 1,084	$ 3,324	$ 213,226
Receivable from Protective Life Insurance Company	0	0	0	0	0	0	0	0
Total assets	488	261	11,988	7,313	9,366	1,084	3,324	213,226
Liabilities
Payable to Protective Life Insurance Company	0	0	16	0	0	0	15	217
Total net assets	$ 488	$ 261	$ 11,972	$ 7,313	$ 9,366	$ 1,084	$ 3,309	$ 213,009

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS
Year Ended December 31, 2005
(In Thousands)

	Goldman		Goldman	Goldman	Goldman
	Sachs	Goldman	Sachs	Sachs	Sachs	Goldman	Calvert
	Growth	Sachs	CORE	CORE	PIC	Sachs	Social
	and	International	Small	US	Capital	Mid-Cap	Small Cap
	Income	Equity	Cap	Equity	Growth	Growth	Growth
Investment income
Dividends	$ 164	$ 21	$ 18	$ 81	$ 14	$ 6	$ 0
Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	2	5	9	(4)	8	0	0
Capital gain distribution	0	0	656	0	0	106	0
Net realized gain (loss) on investments	2	5	665	(4)	8	106	0
Net unrealized appreciation (depreciation) on investments during the period	207	841	(250)	586	247	(26)	(10)
Net realized and unrealized gain (loss) on investments	209	846	415	582	255	80	(10)
Net increase (decrease) in net assets resulting from operations	$ 373	$ 867	$ 433	$ 663	$ 269	$ 86	$ (10)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2005
(In Thousands)

	Calvert	MFS		MFS	MFS	MFS
	Social	Emerging	MFS	Investors	Total	New	MFS
	Balanced	Growth	Research	Trust	Return	Discovery	Utilities
Investment income
Dividends	$ 4	$ 0	$ 28	$ 32	$ 180	$ 0	$ 11
Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(12)	32	107	36	(1)	1	28
Capital gain distribution	0	0	0	0	352	0	0
Net realized gain (loss) on investments	(12)	32	107	36	351	1	28
Net unrealized appreciation (depreciation) on investments during the period	23	345	297	352	(260)	110	251
Net realized and unrealized gain (loss) on investments	11	377	404	388	91	111	279
Net increase (decrease) in net assets resulting from operations	$ 15	$ 377	$ 432	$ 420	$ 271	$ 111	$ 290

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2005
(In Thousands)

	MFS
	Investors	Oppenheimer	Oppenheimer		Oppenheimer	Oppenheimer	Oppenheimer
	Growth	Aggressive	Capital	Oppenheimer	Money	Strategic	Global
	Stock	Growth	Appreciation	Main Street	Fund	Bond	Securities
Investment income
Dividends	$ 8	$ 0	$ 85	$ 108	$ 121	$ 302	$ 53
Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	2	25	7	20	0	1	4
Capital gain distribution	0	0	0	0	0	0	0
Net realized gain (loss) on investments	2	25	7	20	0	1	4
Net unrealized appreciation (depreciation) on investments during the period	92	459	380	340	1	(121)	763
Net realized and unrealized gain (loss) on investments	94	484	387	360	1	(120)	767
Net increase (decrease) in net assets resulting from operations	$ 102	$ 484	$ 472	$ 468	$ 122	$ 182	$ 820

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2005
(In Thousands)

	Oppenheimer	Van Eck	Van Eck	Van Kampen			Van Kampen
	High	Hard	Real	Emerging	Van Kampen	Van Kampen	Growth and
	Income	Assets	Estate	Growth	Enterprise	Comstock	Income
Investment income
Dividends	$ 84	$ 0	$ 0	$ 11	$ 27	$ 165	$ 139
Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	1	(1)	1	0	2
Capital gain distribution	0	0	0	0	0	452	304
Net realized gain (loss) on investments	0	0	1	(1)	1	452	306
Net unrealized appreciation (depreciation) on investments during the period	(53)	0	2	322	287	122	840
Net realized and unrealized gain (loss) on investments	(53)	0	3	321	288	574	1,146
Net increase (decrease) in net assets resulting from operations	$ 31	$ 0	$ 3	$ 332	$ 315	$ 739	$ 1,285

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2005
(In Thousands)

	Van Kampen		Van Kampen	Fidelity	Fidelity	Fidelity
	Aggressive	UIF Equity	Government	VIP	VIP	VIP	Fidelity
	Growth	& Inc II	Portfolio II	Index 500	Growth	ContraFund	Mid-Cap
Investment income
Dividends	$ 0	$ 27	$ 39	$ 34	$ 3	$ 4	$ 0
Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(1)	0	0	1	1	0	0
Capital gain distribution	0	43	0	0	0	0	1
Net realized gain (loss) on investments	(1)	43	0	1	1	0	1
Net unrealized appreciation (depreciation) on investments during the period	50	247	(2)	89	50	422	44
Net realized and unrealized gain (loss) on investments	49	290	(2)	90	51	422	45
Net increase (decrease) in net assets resulting from operations	$ 49	$ 317	$ 37	$ 124	$ 54	$ 426	$ 45

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED
Year Ended December 31, 2005
(In Thousands)

	Fidelity	Fidelity	Lord Abbett	Lord Abbett	Lord Abbett	Lord Abbett	Lord Abbett
	Equity	Investment	Growth &	Bond	Mid-Cap	Growth	America’s
	Income	Grade Bonds	Income	Debenture	Value	Opportunities	Value	Total
Investment income
Dividends	$ 1	$ 2	$ 113	$ 345	$ 39	$ 0	$ 68	$ 2,337
Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	1	0	0	(3)	(1)	271
Capital gain distribution	2	2	691	76	538	14	29	3,266
Net realized gain (loss) on investments	2	2	692	76	538	11	28	3,537
Net unrealized appreciation (depreciation) on investments during the period	16	(2)	(410)	(327)	84	31	17	6,456
Net realized and unrealized gain (loss) on investments	18	0	282	(251)	622	42	45	9,993
Net increase (decrease) in net assets resulting from operations	$ 19	$ 2	$ 395	$ 94	$ 661	$ 42	$ 113	$ 12,330

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
Year Ended December 31, 2005
(In Thousands)

	Goldman		Goldman	Goldman	Goldman		Calvert
	Sachs	Goldman	Sachs	Sachs	Sachs	Goldman	Social
	Growth	Sachs	CORE	CORE	PIC	Sachs	Small
	and	International	Small	US	Capital	Mid-Cap	Cap
	Income	Equity	Cap	Equity	Growth	Value	Growth
From operations
Net investment income (loss)	$ 164	$ 21	$ 18	$ 81	$ 14	$ 6	$ 0
Net realized gain (loss) on investments	2	5	665	(4)	8	106	0
Net unrealized appreciation (depreciation) of investments during the period	207	841	(250)	586	247	(26)	(10)
Net increase (decrease) in net assets resulting from operations	373	867	433	663	269	86	(10)
From variable life policy transactions
Contract owners’ net payments	994	845	829	1,108	1,171	103	0
Mortality and expense risk charges	(84)	(57)	(63)	(90)	(84)	(6)	(1)
Cost of insurance and administrative charges	(545)	(435)	(435)	(601)	(597)	(46)	(6)
Surrenders	(278)	(338)	(379)	(370)	(461)	0	0
Death benefits	(9)	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(23)	(57)	(48)	(41)	(87)	(2)	0
Transfers (to) from other portfolios	732	624	466	179	(198)	833	0
Net increase (decrease) in net assets resulting from variable life policy transactions	787	582	370	185	(256)	882	(7)
Net increase (decrease) in net assets	1,160	1,449	803	848	13	968	(17)
Net assets, beginning of year	8,793	5,860	6,769	10,006	9,584	241	102
Net assets, end of year	$ 9,953	$ 7,309	$ 7,572	$ 10,854	$ 9,597	$ 1,209	$ 85

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2005
(In Thousands)

	Calvert	MFS		MFS	MFS
	Social	Emerging	MFS	Investors	Total	New	MFS
	Balanced	Growth	Research	Trust	Return	Discovery	Utilities
From operations
Net investment income (loss)	$ 4	$ 0	$ 28	$ 32	$ 180	$ 0	$ 11
Net realized gain (loss) on investments	(12)	32	107	36	351	1	28
Net unrealized appreciation (depreciation) of investments during the period	23	345	297	352	(260)	110	251
Net increase (decrease) in net assets resulting from operations	15	377	432	420	271	111	290
From variable life policy transactions
Contract owners’ net payments	0	655	650	605	1,014	364	250
Mortality and expense risk charges	(3)	(38)	(53)	(52)	(83)	(19)	(17)
Cost of insurance and administrative charges	(30)	(316)	(371)	(342)	(506)	(167)	(123)
Surrenders	(74)	(218)	(380)	(225)	(160)	(142)	(129)
Death benefits	0	0	0	0	(12)	0	0
Net policy loan repayments (withdrawals)	(2)	(57)	12	(26)	(38)	(5)	(15)
Transfers (to) from other portfolios	(5)	(130)	(346)	(140)	1,375	74	56
Net increase (decrease) in net assets resulting from variable life policy transactions	(114)	(104)	(488)	(180)	1,590	105	22
Net increase (decrease) in net assets	(99)	273	(56)	240	1,861	216	312
Net assets, beginning of year	331	4,317	5,960	5,826	8,497	2,105	1,776
Net assets, end of year	$ 232	$ 4,590	$ 5,904	$ 6,066	$ 10,358	$ 2,321	$ 2,088

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2005
(In Thousands)

	MFS
	Investors	Oppenheimer	Oppenheimer		Oppenheimer	Oppenheimer	Oppenheimer
	Growth	Aggressive	Capital	Oppenheimer	Money	Strategic	Global
	Stock	Growth	Appreciation	Main Street	Fund	Bond	Securities
From operations
Net investment income (loss)	$ 8	$ 0	$ 85	$ 108	$ 121	$ 302	$ 53
Net realized gain (loss) on investments	2	25	7	20	0	1	4
Net unrealized appreciation (depreciation) of investments during the period	92	459	380	340	1	(121)	763
Net increase (decrease) in net assets resulting from operations	102	484	472	468	122	182	820
From variable life policy transactions
Contract owners’ net payments	375	615	1,243	869	852	630	836
Mortality and expense risk charges	(20)	(37)	(84)	(72)	(39)	(62)	(51)
Cost of insurance and administrative charges	(172)	(335)	(649)	(480)	(431)	(408)	(394)
Surrenders	(92)	(269)	(409)	(339)	(474)	(201)	(157)
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	19	(67)	(4)	(25)	(2)	(21)	(53)
Transfers (to) from other portfolios	(82)	(36)	(195)	(299)	736	382	700
Net increase (decrease) in net assets resulting from variable life policy transactions	28	(129)	(98)	(346)	642	320	881
Net increase (decrease) in net assets	130	355	374	122	764	502	1,701
Net assets, beginning of year	2,230	4,003	9,343	8,143	3,901	6,733	5,309
Net assets, end of year	$ 2,360	$ 4,358	$ 9,717	$ 8,265	$ 4,665	$ 7,235	$ 7,010

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2005
(In Thousands)

	Oppenheimer	Van Eck	Van Eck	Van Kampen			Van Kampen
	High	Hard	Real	Emerging	Van Kampen	Van Kampen	Growth and
	Income	Assets	Estate	Growth	Enterprise	Comstock	Income
From operations
Net investment income (loss)	$ 84	$ 0	$ 0	$ 11	$ 27	$ 165	$ 139
Net realized gain (loss) on investments	0	0	1	(1)	1	452	306
Net unrealized appreciation (depreciation) of investments during the period	(53)	0	2	322	287	122	840
Net increase (decrease) in net assets resulting from operations	31	0	3	332	315	739	1,285
From variable life policy transactions
Contract owners’ net payments	157	0	0	782	579	1,713	1,333
Mortality and expense risk charges	(12)	0	0	(38)	(34)	(135)	(118)
Cost of insurance and administrative charges	(88)	0	(2)	(320)	(257)	(870)	(684)
Surrenders	(44)	0	0	(153)	(71)	(248)	(227)
Death benefits	0	0	0	0	0	(6)	(6)
Net policy loan repayments (withdrawals)	(13)	0	0	(21)	10	(23)	(55)
Transfers (to) from other portfolios	105	0	0	(90)	38	3,714	1,126
Net increase (decrease) in net assets resulting from variable life policy transactions	105	0	(2)	160	265	4,145	1,369
Net increase (decrease) in net assets	136	0	1	492	580	4,884	2,654
Net assets, beginning of year	1,300	0	19	4,047	3,608	13,008	11,990
Net assets, end of year	$ 1,436	$ 0	$ 20	$ 4,539	$ 4,188	$ 17,892	$ 14,644

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2005
(In Thousands)

	Van Kampen		Van Kampen	Fidelity	Fidelity	Fidelity
	Aggressive	UIF Equity	Government	VIP	VIP	VIP	Fidelity
	Growth	& Income II	Portfolio II	Index 500	Growth	ContraFund	Mid-Cap
From operations
Net investment income (loss)	$ 0	$ 27	$ 39	$ 34	$ 3	$ 4	$ 0
Net realized gain (loss) on investments	(1)	43	0	1	1	0	1
Net unrealized appreciation (depreciation) of investments during the period	50	247	(2)	89	50	422	44
Net increase (decrease) in net assets resulting from operations	49	317	37	124	54	426	45
From variable life policy transactions
Contract owners’ net payments	95	496	77	455	138	386	50
Mortality and expense risk charges	(4)	(37)	(10)	(21)	(8)	(23)	(2)
Cost of insurance and administrative charges	(39)	(225)	(48)	(245)	(82)	(184)	(19)
Surrenders	(9)	(35)	0	(42)	(60)	(83)	0
Death benefits	0	(6)	0	0	0	0	0
Net policy loan repayments (withdrawals)	(1)	1	0	(10)	0	2	(2)
Transfers (to) from other portfolios	63	1,662	427	590	61	894	328
Net increase (decrease) in net assets resulting from variable life policy transactions	105	1,856	446	727	49	992	355
Net increase (decrease) in net assets	154	2,173	483	851	103	1,418	400
Net assets, beginning of year	382	3,062	911	1,967	886	1,888	71
Net assets, end of year	$ 536	$ 5,235	$ 1,394	$ 2,818	$ 989	$ 3,306	$ 471

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2005
(In Thousands)

		Fidelity
	Fidelity	Investment	Lord Abbett	Lord Abbett	Lord Abbett	Lord Abbett	Lord Abbett
	Equity	Grade	Growth &	Bond	Mid-Cap	Growth	America’s
	Income	Bonds	Income	Debenture	Value	Opportunities	Value	Total
From operations
Net investment income (loss)	$ 1	$ 2	$ 113	$ 345	$ 39	$ 0	$ 68	$ 2,337
Net realized gain (loss) on investments	2	2	692	76	538	11	28	3,537
Net unrealized appreciation (depreciation) of investments during the period	16	(2)	(410)	(327)	84	31	17	6,456
Net increase (decrease) in net assets resulting from operations	19	2	395	94	661	42	113	12,330
From variable life policy transactions
Contract owners’ net payments	31	29	1,015	637	1,109	166	299	23,555
Mortality and expense risk charges	(2)	(1)	(95)	(56)	(70)	(7)	(22)	(1,710)
Cost of insurance and administrative charges	(20)	(17)	(537)	(344)	(480)	(54)	(140)	(12,044)
Surrenders	0	0	(248)	(86)	(171)	0	(17)	(6,589)
Death benefits	0	0	(9)	0	0	0	(9)	(57)
Net policy loan repayments (withdrawals)	0	0	9	(8)	(8)	(3)	(6)	(670)
Transfers (to) from other portfolios	414	183	1,522	1,597	1,879	357	1,420	21,016
Net increase (decrease) in net assets resulting from variable life policy transactions	423	194	1,657	1,740	2,259	459	1,525	23,501
Net increase (decrease) in net assets	442	196	2,052	1,834	2,920	501	1,638	35,831
Net assets, beginning of year	46	65	9,920	5,479	6,446	583	1,671	177,178
Net assets, end of year	$ 488	$ 261	$ 11,972	$ 7,313	$ 9,366	$ 1,084	$ 3,309	$ 213,009

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
Year Ended December 31, 2004
(In Thousands)

	Goldman		Goldman	Goldman	Goldman		Calvert
	Sachs	Goldman	Sachs	Sachs	Sachs	Goldman	Social
	Growth	Sachs	CORE	CORE	PIC	Sachs	Small
	and	International	Small	US	Capital	Mid-Cap	Cap
	Income	Equity	Cap	Equity	Growth	Value	Growth
From operations
Net investment income (loss)	$ 124	$ 62	$ 12	$ 104	$ 65	$ 1	$ 0
Net realized gain (loss) on investments	2	5	311	9	3	20	1
Net unrealized appreciation (depreciation) of investments during the period	1,198	642	616	1,185	728	6	10
Net increase (decrease) in net assets resulting from operations	1,324	709	939	1,298	796	27	11
From variable life policy transactions
Contract owners’ net payments	803	778	747	1,096	1,267	7	0
Mortality and expense risk charges	(66)	(45)	(54)	(81)	(80)	(1)	(1)
Cost of insurance and administrative charges	(484)	(395)	(411)	(606)	(643)	(3)	(8)
Surrenders	(373)	(228)	(135)	(221)	(264)	0	0
Death benefits	0	0	(3)	(21)	0	0	0
Net policy loan repayments (withdrawals)	(21)	(71)	(238)	(195)	(62)	0	0
Transfers (to) from other portfolios	1,369	447	(106)	79	21	211	(5)
Net increase (decrease) in net assets resulting from variable life policy transactions	1,228	486	(200)	51	239	214	(14)
Net increase (decrease) in net assets	2,552	1,195	739	1,349	1,035	241	(3)
Net assets, beginning of year	6,241	4,665	6,030	8,657	8,549	0	105
Net assets, end of year	$ 8,793	$ 5,860	$ 6,769	$ 10,006	$ 9,584	$ 241	$ 102

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2004
(In Thousands)

	Calvert	MFS		MFS	MFS	MFS
	Social	Emerging	MFS	Investors	Total	New	MFS
	Balanced	Growth	Research	Trust	Return	Discovery	Utilities
From operations
Net investment income (loss)	$ 5	$ 0	$ 57	$ 33	$ 114	$ 0	$ 17
Net realized gain (loss) on investments	(6)	5	14	11	2	3	1
Net unrealized appreciation (depreciation) of investments during the period	27	494	756	553	703	126	365
Net increase (decrease) in net assets resulting from operations	26	499	827	597	819	129	383
From variable life policy transactions
Contract owners’ net payments	1	725	780	677	847	388	225
Mortality and expense risk charges	(3)	(36)	(49)	(48)	(63)	(17)	(12)
Cost of insurance and administrative charges	(37)	(345)	(396)	(358)	(418)	(180)	(103)
Surrenders	(1)	(169)	(163)	(157)	(173)	(61)	(27)
Death benefits	0	(14)	0	(39)	0	0	0
Net policy loan repayments (withdrawals)	0	(36)	(75)	(21)	(133)	(16)	(1)
Transfers (to) from other portfolios	(2)	(106)	(203)	(188)	1,914	(15)	257
Net increase (decrease) in net assets resulting from variable life policy transactions	(42)	19	(106)	(134)	1,974	99	339
Net increase (decrease) in net assets	(16)	518	721	463	2,793	228	722
Net assets, beginning of year	347	3,799	5,239	5,363	5,704	1,877	1,054
Net assets, end of year	$ 331	$ 4,317	$ 5,960	$ 5,826	$ 8,497	$ 2,105	$ 1,776

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2004
(In Thousands)

	MFS
	Investors	Oppenheimer	Oppenheimer		Oppenheimer	Oppenheimer	Oppenheimer
	Growth	Aggressive	Capital	Oppenheimer	Money	Strategic	Global
	Stock	Growth	Appreciation	Main Street	Fund	Bond	Securities
From operations
Net investment income (loss)	$ 0	$ 0	$ 27	$ 62	$ 38	$ 309	$ 51
Net realized gain (loss) on investments	20	2	3	4	0	(1)	3
Net unrealized appreciation (depreciation) of investments during the period	176	652	576	639	0	216	779
Net increase (decrease) in net assets resulting from operations	196	654	606	705	38	524	833
From variable life policy transactions
Contract owners’ net payments	407	691	1,360	929	897	682	697
Mortality and expense risk charges	(18)	(31)	(78)	(67)	(34)	(55)	(39)
Cost of insurance and administrative charges	(178)	(334)	(676)	(505)	(456)	(399)	(344)
Surrenders	(49)	(96)	(247)	(233)	(128)	(156)	(135)
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(45)	(10)	(52)	(25)	(26)	(38)	(24)
Transfers (to) from other portfolios	(230)	35	239	132	(294)	180	493
Net increase (decrease) in net assets resulting from variable life policy transactions	(113)	255	546	231	(41)	214	648
Net increase (decrease) in net assets	83	909	1,152	936	(3)	738	1,481
Net assets, beginning of year	2,147	3,094	8,191	7,207	3,904	5,995	3,828
Net assets, end of year	$ 2,230	$ 4,003	$ 9,343	$ 8,143	$ 3,901	$ 6,733	$ 5,309

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2004
(In Thousands)

	Oppenheimer	Van Eck	Van Eck	Van Kampen			Van Kampen
	High	Hard	Real	Emerging	Van Kampen	Van Kampen	Growth and
	Income	Assets	Estate	Growth	Enterprise	Comstock	Income
From operations
Net investment income (loss)	$ 68	$ 0	$ 0	$ 0	$ 11	$ 94	$ 88
Net realized gain (loss) on investments	3	0	0	0	1	(1)	0
Net unrealized appreciation (depreciation) of investments during the period	33	0	4	265	143	1,720	1,348
Net increase (decrease) in net assets resulting from operations	104	0	4	265	155	1,813	1,436
From variable life policy transactions
Contract owners’ net payments	137	0	0	834	628	1,389	1,206
Mortality and expense risk charges	(10)	0	0	(33)	(28)	(92)	(87)
Cost of insurance and administrative charges	(81)	0	(2)	(328)	(249)	(664)	(579)
Surrenders	(34)	0	0	(77)	(64)	(226)	(214)
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(29)	0	0	(19)	(49)	(83)	(50)
Transfers (to) from other portfolios	72	0	2	(147)	316	2,544	2,036
Net increase (decrease) in net assets resulting from variable life policy transactions	55	0	0	230	554	2,868	2,312
Net increase (decrease) in net assets	159		4	495	709	4,681	3,748
Net assets, beginning of year	1,141	0	15	3,552	2,899	8,327	8,242
Net assets, end of year	$ 1,300	$ 0	$ 19	$ 4,047	$ 3,608	$ 13,008	$ 11,990

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2004
(In Thousands)

	Van Kampen		Van Kampen	Fidelity	Fidelity	Fidelity
	Aggressive	UIF Equity	Government	VIP	VIP	VIP	Fidelity
	Growth	& Income II	Portfolio II	Index 500	Growth	ContraFund	Mid-Cap
From operations
Net investment income (loss)	$ 0	$ 0	$ 20	$ 18	$ 1	$ 2	$ 0
Net realized gain (loss) on investments	(9)	2	0	2	4	0	0
Net unrealized appreciation (depreciation) of investments during the period	47	268	3	162	28	215	8
Net increase (decrease) in net assets resulting from operations	38	270	23	182	33	217	8
From variable life policy transactions
Contract owners’ net payments	92	215	19	314	118	236	6
Mortality and expense risk charges	(3)	(18)	(5)	(14)	(7)	(11)	0
Cost of insurance and administrative charges	(36)	(113)	(26)	(169)	(75)	(103)	(1)
Surrenders	(36)	(16)	(28)	(28)	(27)	(31)	0
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(1)	0	0	(33)	(9)	(3)	0
Transfers (to) from other portfolios	6	1,576	620	246	107	671	58
Net increase (decrease) in net assets resulting from variable life policy transactions	22	1,644	580	316	107	759	63
Net increase (decrease) in net assets	60	1,914	603	498	140	976	71
Net assets, beginning of year	322	1,148	308	1,469	746	912	0
Net assets, end of year	$ 382	$ 3,062	$ 911	$ 1,967	$ 886	$ 1,888	$ 71

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED
Year Ended December 31, 2004
(In Thousands)

		Fidelity
	Fidelity	Investment	Lord Abbett	Lord Abbett	Lord Abbett	Lord Abbett	Lord Abbett
	Equity	Grade	Growth &	Bond	Mid-Cap	Growth	America’s
	Income	Bonds	Income	Debenture	Value	Opportunities	Value	Total
From operations
Net investment income (loss)	$ 0	$ 0	$ 77	$ 268	$ 17	$ 0	$ 25	$ 1,770
Net realized gain (loss) on investments	0	0	77	61	86	1	1	640
Net unrealized appreciation (depreciation) of investments during the period	1	0	877	28	976	56	161	16,790
Net increase (decrease) in net assets resulting from operations	1	0	1,031	357	1,079	57	187	19,200
From variable life policy transactions
Contract owners’ net payments	1	3	748	486	637	72	87	21,232
Mortality and expense risk charges	0	0	(67)	(38)	(40)	(3)	(9)	(1,343)
Cost of insurance and administrative charges	0	0	(403)	(248)	(295)	(26)	(56)	(10,733)
Surrenders	0	0	(171)	(62)	(99)	(3)	(21)	(4,153)
Death benefits	0	0	0	0	0	0	0	(77)
Net policy loan repayments (withdrawals)	0	0	(4)	(4)	(6)	0	(1)	(1,380)
Transfers (to) from other portfolios	44	62	3,396	1,739	1,993	305	1,027	20,901
Net increase (decrease) in net assets resulting from variable life policy transactions	45	65	3,499	1,873	2,190	345	1,027	24,447
Net increase (decrease) in net assets	46	65	4,530	2,230	3,269	402	1,214	43,647
Net assets, beginning of year	0	0	5,390	3,249	3,177	181	457	133,531
Net assets, end of year	$ 46	$ 65	$ 9,920	$ 5,479	$ 6,446	$ 583	$ 1,671	$ 177,178

The accompanying notes are an integral part of these financial statements.

The Protective Variable Life Separate Account

Notes to Financial Statements

December 31, 2005

1.   ORGANIZATION

The Protective Variable Life Separate Account (Separate Account) was established by Protective Life Insurance Company (Protective Life) under the provisions of Tennessee law and commenced operations on June 19, 1996. The Separate Account is a separate investment account to which assets are allocated to support the benefits payable under flexible premium variable life insurance policies (Contracts).

Protective Life has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

At December 31, 2002, the Separate Account was comprised of six proprietary subaccounts, known as Protective Investment Company or PIC, accounts, and thirty-one independent subaccounts. The six proprietary subaccounts were the PIC Growth and Income, PIC International Equity, PIC Global Income, PIC Small Cap Value, PIC CORE US Equity and PIC Capital Growth subaccounts. Funds are transferred to Protective Investment Company (the Fund) in exchange for shares of the corresponding portfolio of the Fund. The twenty-eight independent subaccounts were the Calvert Social Small Cap Growth, Calvert Social Balanced, MFS Emerging Growth, MFS Research, MFS Investors Trust, MFS Total Return, MFS New Discovery, MFS Utilities, MFS Investors Growth Stock, Oppenheimer Aggressive Growth, Oppenheimer Capital Appreciation, Oppenheimer Main Street, Oppenheimer Money Fund, Oppenheimer Strategic Bond, Oppenheimer Global Securities, Oppenheimer High Income, Van Eck Real Estate, Van Kampen Emerging Growth, Van Kampen Enterprise, Van Kampen Comstock, Van Kampen Growth and Income, Van Kampen Aggressive Growth, Fidelity VIP Index 500, Fidelity VIP Growth, Fidelity VIP Contrafund, Lord Abbett Growth and Income Fund, Lord Abbett Bond Debenture Fund, and Lord Abbett Mid-Cap Value funds.

On May 1, 2003, the Separate Account began offering the Lord Abbett Growth Opportunities, Lord Abbett America’s Value, Van Kampen Government Portfolio II and Universal Institutional Funds (UIF) Equity and Income II subaccounts with sales beginning on that date.

On December 9, 2003, shareholders of each of the following funds, PIC Growth and Income Fund, PIC International Equity Fund, PIC Small Cap Value Fund, PIC CORE U.S. Equity Fund and the PIC Capital Growth Fund (each a “Fund” and together, the “Funds”), approved an Agreement and Plan of Reorganization on behalf of each Fund and Goldman Sachs Variable Insurance Trust (GSVIT) on behalf of each of its acquiring investment portfolios (each, a “GSVIT Fund” and collectively, the “GSVIT Funds”). The Reorganization Agreement provided for the acquisition of substantially all of the assets, and the assumption of substantially all of the liabilities, of each Fund by its corresponding GSVIT Fund in exchange for shares of the GSVIT Fund, followed by the distribution of those shares to the shareholders of the Fund and the subsequent liquidation of the Fund. Such assets and liabilities of each of the following Funds were acquired or assumed by the corresponding GSVIT Fund as noted below:

Funds	GSVIT Funds
PIC Growth and Income Fund	Goldman Sachs Growth and Income Fund
PIC International Equity Fund	Goldman Sachs International Equity Fund
PIC Small Cap Value Fund	Goldman Sachs CORE Small Cap Equity Fund
PIC CORE U.S. Equity Fund	Goldman Sachs CORE U.S. Equity Fund
PIC Capital Growth Fund	Goldman Sachs Capital Growth Fund

The Protective Variable Life Separate Account

Notes to Financial Statements

December 31, 2005

1.   ORGANIZATION — (Continued)

Also on December 9, 2003, contract owners of the PIC Global Income Fund approved a plan to liquidate the assets of the PIC Global Income Fund and distribute the liquidation proceeds to the PIC Global Income Fund’s contract owners.

On April 30, 2004, the Separate Account began offering Goldman Sachs Mid-Cap Value, Fidelity Mid-Cap, Fidelity Equity Income, and Fidelity Investment Grade Bonds subaccounts with sales beginning on that date.

There were no changes to subaccounts during 2005.

Gross premiums from the Contracts are allocated to the subaccounts in accordance with contract owner instructions and are recorded as variable life policy contract transactions in the statement of changes in net assets. Such amounts are used to provide money to pay contract values under the Contracts (Note 5). The Separate Account’s assets are the property of Protective Life.

Contract owners may allocate some or all of gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of Protective Life’s General Account. The assets of Protective Life’s General Account support its insurance and annuity obligations and are subject to Protective Life’s general liabilities from business operations. The Guaranteed Account balance was $12.4 million as of December 31, 2005.

Transfers to/from other portfolios, included in the statement of changes in net assets, include transfers between the individual subaccounts and the Guaranteed Account.

2.   SIGNIFICANT ACCOUNTING POLICIES

Investment Valuation — Investments are made in shares and are valued at the net asset values of the respective portfolios. The net assets of each subaccount of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds. Transactions with the Funds are recorded on the trade date. Dividend income is recorded on the ex-dividend date.

Realized Gains and Losses — Realized gains and losses on investments include gains and losses on redemptions of the Funds’ shares (determined on the last-in-first-out (LIFO) basis) and capital gain distributions from the Fund.

Dividend Income and Capital Gain Distributions — Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions are from net investment income and net realized gains recorded in the underlying investment company’s financials.

Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates that affect the reported amounts of assets and liabilities, at the date of the financial statements, as well as the reported amounts of income and expenses, during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes — The results of the operations of the Separate Account are included in the federal income tax return of Protective Life Corporation (parent of Protective Life). Under the provisions of the contracts, Protective Life has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax.

The Protective Variable Life Separate Account

Notes to Financial Statements

December 31, 2005

3.   INVESTMENTS

At December 31, 2005, the investments by the respective subaccounts were as follows (in thousands, except share data):

	2005
	Shares	Cost	Market Value
Goldman Sachs Growth & Income	833,182	$ 8,817	$ 9,973
Goldman Sachs International Equity	606,738	7,806	7,311
Goldman Sachs CORE Small Cap Equity	543,565	7,470	7,572
Goldman Sachs CORE U.S. Equity	826,961	11,039	10,858
Goldman Sachs Capital Growth	898,910	10,895	9,600
Goldman Sachs Mid Cap Value Fund	77,852	1,228	1,209
Calvert Social Small Cap Growth	5,586	67	85
Calvert Social Balanced	119,186	255	232
MFS Emerging Growth	239,925	6,260	4,590
MFS Research	359,962	6,828	5,907
MFS Investors Trust	314,458	5,611	6,066
MFS Total Return	501,590	9,420	10,378
MFS New Discovery	148,302	2,289	2,321
MFS Utility	87,947	1,733	2,088
MFS Investors Growth Stock	238,428	2,390	2,360
Oppenheimer Aggressive Growth	88,243	5,468	4,358
Oppenheimer Capital Appreciation	252,330	9,877	9,720
Oppenheimer Main Street Growth & Income	379,286	7,464	8,265
Oppenheimer Money Fund	4,764,255	4,764	4,764
Oppenheimer Strategic Bond	1,415,879	6,794	7,235
Oppenheimer Global Securities	210,061	5,620	7,012
Oppenheimer High Income	170,134	1,421	1,436
Van Eck Hard Assets	0	0	0
Van Eck Real Estate	979	10	20
Van Kampen Emerging Growth	162,052	5,050	4,539
Van Kampen Enterprise	286,849	4,067	4,188
Van Kampen Comstock	1,307,685	15,158	17,902
Van Kampen Growth & Income	715,162	11,551	14,654
Van Kampen Aggressive Growth II	99,271	400	536
Van Kampen UIF Equity & Income II	383,155	4,643	5,245
Van Kampen Government Portfolio II	147,978	1,391	1,394
Fidelity VIP Index 500	19,916	2,504	2,818
Fidelity VIP Growth	29,465	913	989
Fidelity VIP Contrafund	106,901	2,540	3,306
Fidelity Mid Cap	13,465	419	471
Fidelity Equity Income	19,226	470	488
Fidelity Investment Grade Bonds	20,586	263	261
Lord Abbett Growth & Income	458,259	10,613	11,988
Lord Abbett Bond Debenture	636,467	7,425	7,313
Lord Abbett Mid-Cap Value	444,078	7,860	9,366
Lord Abbett Growth Opportunities	78,961	985	1,084
Lord Abbett America’s Value	238,656	3,117	3,324
	18,251,891	$ 202,895	$213,226

The Protective Variable Life Separate Account

Notes to Financial Statements

December 31, 2005

3.   INVESTMENTS — (Continued)

During the year ended December 31, 2005, transactions in shares were as follows (in thousands, except share data):

							Calvert
	Goldman	Goldman	Goldman	Goldman	Goldman	Goldman	Social
	Sachs	Sachs	Sachs	Sachs	Sachs	Sachs	Small
	Growth &	International	CORE	CORE US	Capital	MidCap	Cap
	Income	Equity	Small Cap	Equity	Growth	Value	Growth
Shares purchased	124,015	102,108	68,068	66,916	71,243	57,733	0
Shares received from reinvestment of dividends	13,662	1,815	47,230	6,195	1,314	7,262	0
Total shares acquired	137,677	103,923	115,298	73,111	72,557	64,995	0
Shares redeemed	(55,416)	(48,451)	(41,822)	(51,804)	(96,111)	(2,918)	(495)
Net increase (decrease) in shares owned	82,261	55,472	73,476	21,307	(23,554)	62,077	(495)
Shares owned, beginning of period	750,921	551,266	470,089	805,654	922,464	15,775	6,081
Shares owned, end of period	833,182	606,738	543,565	826,961	898,910	77,852	5,586
Cost of shares acquired	$ 1,624	$ 1,138	$ 1,658	$ 907	$ 738	$ 1,039	$ 0
Cost of shares redeemed	$ (652)	$ (530)	$ (605)	$ (642)	$ (969)	$ (46)	$ (7)

	Calvert	MFS		MFS	MFS	MFS
	Social	Emerging	MFS	Investors	Total	New	MFS
	Balanced	Growth	Research	Trust	Return	Discovery	Utilities
Shares purchased	0	22,631	19,281	16,467	104,229	38,696	26,407
Shares received from reinvestment of dividends	2,095	0	1,943	1,868	27,015	0	529
Total shares acquired	2,095	22,631	21,224	18,335	131,244	38,696	26,936
Shares redeemed	(59,679)	(29,120)	(50,789)	(26,115)	(26,176)	(31,964)	(25,856)
Net increase (decrease) in shares owned	(57,584)	(6,489)	(29,565)	(7,780)	105,068	6,732	1,080
Shares owned, beginning of period	176,770	246,414	389,527	322,238	396,522	141,570	86,867
Shares owned, end of period	119,186	239,925	359,962	314,458	501,590	148,302	87,947
Cost of shares acquired	$ 4	$ 406	$ 327	$ 332	$ 2,682	$ 579	$ 600
Cost of shares redeemed	$ (127)	$ (480)	$ (676)	$ (443)	$ (543)	$ (473)	$ (538)

	MFS
	Investors	Oppenheimer	Oppenheimer	Oppenheimer		Oppenheimer	Oppenheimer
	Growth	Aggressive	Capital	Main	Oppenheimer	Strategic	Global
	Stock	Growth	Appreciation	Street	Money Fund	Bond	Securities
Shares purchased	32,121	7,875	17,809	22,371	3,565,269	147,019	45,333
Shares received from reinvestment of dividends	886	0	2,340	5,251	121,286	60,500	1,856
Total shares acquired	33,007	7,875	20,149	27,622	3,686,555	207,519	47,189
Shares redeemed	(29,101)	(10,664)	(20,405)	(39,088)	(2,823,214)	(83,907)	(17,048)
Net increase (decrease) in shares owned	3,906	(2,789)	(256)	(11,466)	863,341	123,612	30,141
Shares owned, beginning of period	234,522	91,032	252,586	390,752	3,900,914	1,292,267	179,920
Shares owned, end of period	238,428	88,243	252,330	379,286	4,764,255	1,415,879	210,061
Cost of shares acquired	$ 309	$ 357	$ 737	$ 572	$ 3,687	$ 1,048	$ 1,440
Cost of shares redeemed	$ (272)	$ (462)	$ (741)	$ (793)	$ (2,823)	$ (426)	$ (500)

The Protective Variable Life Separate Account

Notes to Financial Statements

December 31, 2005

3.   INVESTMENTS — (Continued)

	Oppenheimer	Van Eck	Van Eck	Van Kampen			Van Kampen
	High	Hard	Real	Emerging	Van Kampen	Van Kampen	Growth and
	Income	Assets	Estate	Growth	Enterprise	Comstock	Income
Shares purchased	30,786	0	0	22,963	36,760	337,105	92,060
Shares received from reinvestment of dividends	10,110	0	35	419	2,017	47,492	23,699
Total shares acquired	40,896		35	23,382	38,777	384,597	115,759
Shares redeemed	(18,447)	0	(109)	(16,861)	(17,238)	(24,291)	(21,206)
Net increase (decrease) in shares owned	22,449	0	(74)	6,521	21,539	360,306	94,553
Shares owned, beginning of period	147,685	0	1,053	155,531	265,310	947,379	620,609
Shares owned, end of period	170,134	0	979	162,052	286,849	1,307,685	715,162
Cost of shares acquired	$ 343	$ 0	$ 1	$ 607	$ 528	$ 5,092	$ 2,234
Cost of shares redeemed	$ (154)	$ 0	$ (1)	$ (437)	$ (235)	$ (319)	$ (411)

	Van Kampen		Van Kampen	Fidelity	Fidelity	Fidelity
	Aggressive	UIF Equity	Government	VIP	VIP	VIP	Fidelity
	Growth	& Inc II	Portfolio II	Index 500	Growth	ContraFund	Mid-Cap
Shares purchased	33,867	152,449	53,034	6,656	5,421	40,640	11,491
Shares received from reinvestment of dividends	0	5,358	4,327	255	102	165	46
Total shares acquired	33,867	157,807	57,361	6,911	5,523	40,805	11,537
Shares redeemed	(13,166)	(10,761)	(5,530)	(1,311)	(3,847)	(5,074)	(427)
Net increase (decrease) in shares owned	20,701	147,046	51,831	5,600	1,676	35,731	11,110
Shares owned, beginning of period	78,570	236,109	96,147	14,316	27,789	71,170	2,355
Shares owned, end of period	99,271	383,155	147,978	19,916	29,465	106,901	13,465
Cost of shares acquired	$ 170	$ 2,077	$ 537	$ 941	$ 174	$ 1,140	$ 369
Cost of shares redeemed	$ (67)	$ (142)	$ (52)	$ (180)	$ (120)	$ (142)	$ (13)

	Fidelity	Fidelity	Lord Abbett	Lord Abbett	Lord Abbett	Lord Abbett	Lord Abbett
	Equity	Investment	Growth &	Bond	Mid-Cap	Growth	America’s
	Income	Grade Bonds	Income	Debenture	Value	Opportunities	Value	Total
Shares purchased	18,023	16,062	75,910	157,791	119,224	46,255	119,974	5,932,062
Shares received from reinvestment of dividends	106	320	30,632	36,709	27,364	1,038	6,945	500,186
Total shares acquired	18,129	16,382	106,542	194,500	146,588	47,293	126,919	6,432,248
Shares redeemed	(727)	(744)	(13,251)	(12,795)	(12,586)	(12,174)	(9,168)	(3,769,856)
Net increase (decrease) in shares owned	17,402	15,638	93,291	181,705	134,002	35,119	117,751	2,662,392
Shares owned, beginning of period	1,824	4,948	364,968	454,762	310,076	43,842	120,905	15,589,499
Shares owned, end of period	19,226	20,586	458,259	636,467	444,078	78,961	238,656	18,251,891
Cost of shares acquired	$ 443	$ 207	$ 2,835	$ 2,314	$ 3,102	$ 631	$ 1,764	$ 45,693
Cost of shares redeemed	$ (18)	$ (9)	$ (356)	$ (154)	$ (267)	$ (161)	$ (129)	$ (16,115)

The Protective Variable Life Separate Account

Notes to Financial Statements

December 31, 2005

4.   FINANCIAL HIGHLIGHTS

	As of December 31, 2005			For the Year Ended December 31, 2005
		Unit	Net	Investment
	Units	Fair	Assets	Income	Total
	(000’s)	Value	(000’s)	Ratio*	Return**
Goldman Sachs Growth & Income	549	$18.15	$9,953	1.75%	3.93%
Goldman Sachs International Equity	437	$16.74	$7,309	0.34%	13.70%
Goldman Sachs CORE Small Cap Equity	264	$28.66	$7,572	0.25%	6.07%
Goldman Sachs CORE U.S. Equity	501	$21.66	$10,854	0.81%	6.51%
Goldman Sachs Capital Growth	446	$21.55	$9,597	0.15%	2.94%
Goldman Sachs Mid Cap Value Fund	88	$13.67	$1,209	0.95%	12.83%
Calvert Social Small Cap Growth	5	$15.88	$85	0.00%	-9.17%
Calvert Social Balanced	15	$15.84	$232	1.35%	5.65%
MFS Emerging Growth	297	$15.45	$4,590	0.00%	9.19%
MFS Research	399	$14.80	$5,904	0.48%	7.80%
MFS Investors Trust	417	$14.53	$6,066	0.55%	7.31%
MFS Total Return	545	$19.03	$10,358	1.92%	2.82%
MFS New Discovery	139	$16.76	$2,321	0.00%	5.25%
MFS Utility	122	$17.06	$2,088	0.57%	16.84%
MFS Investors Growth Stock	349	$6.77	$2,360	0.34%	4.49%
Oppenheimer Aggresive Growth	257	$16.99	$4,358	0.00%	12.33%
Oppenheimer Capital Appreciation	521	$18.66	$9,717	0.90%	5.10%
Oppenheimer Main Street Growth & Income	556	$14.87	$8,265	1.34%	5.98%
Oppenheimer Money Fund	3,434	$1.39	$4,665	2.82%	2.83%
Oppenheimer Strategic Bond	431	$16.78	$7,235	4.38%	2.67%
Oppenheimer Global Securities	327	$21.47	$7,010	0.95%	14.31%
Oppenheimer High Income	108	$13.34	$1,436	6.21%	2.31%
Van Eck Hard Assets	0	$30.87	$0	-0.33%	51.67%
Van Eck Real Estate	1	$26.33	$20	2.15%	21.01%
Van Kampen Emerging Growth	905	$5.01	$4,539	0.25%	7.93%
Van Kampen Enterprise	671	$6.25	$4,188	0.70%	8.15%
Van Kampen Comstock	1,074	$16.67	$17,892	1.10%	4.37%
Van Kampen Growth & Income	1,006	$14.57	$14,644	1.05%	9.99%
Van Kampen Aggressive Growth II	96	$5.58	$536	0.00%	11.11%
Van Kampen UIF Equity & Income II	374	$14.04	$5,235	0.65%	7.38%
Van Kampen Government Portfolio II	130	$10.76	$1,394	3.42%	3.28%
Fidelity Index 500	279	$10.11	$2,818	1.48%	4.71%
Fidelity Growth	120	$8.26	$989	0.35%	5.67%
Fidelity Contrafund	237	$13.96	$3,306	0.16%	16.85%
Fidelity Mid-Cap	32	$14.62	$471	0.00%	18.20%
Fidelity Equity Income	42	$11.76	$488	0.38%	5.76%
Fidelity Investment Grade Bonds	25	$10.64	$261	1.72%	2.08%
Lord Abbett Growth & Income	961	$12.47	$11,972	1.06%	3.25%
Lord Abbett Bond Debenture	544	$13.44	$7,313	5.48%	1.31%
Lord Abbett Mid-Cap Value	658	$14.22	$9,366	0.51%	8.22%
Lord Abbett Growth Opportunities	78	$13.92	$1,084	0.00%	4.62%
Lord Abbett America’s Value	223	$14.90	$3,309	2.73%	3.78%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

The Protective Variable Life Separate Account

Notes to Financial Statements

December 31, 2005

4.   FINANCIAL HIGHLIGHTS (CONTINUED)

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account.

The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to contract owners’ accounts and are included in the Statement of Changes in Net Assets.

The Protective Variable Life Separate Account

Notes to Financial Statements

December 31, 2005

4.   FINANCIAL HIGHLIGHTS (CONTINUED)

	As of December 31, 2004			For the Year Ended December 31, 2004
		Unit	Net	Investment
	Units	Fair	Assets	Income	Total
	(000’s)	Value	(000’s)	Ratio*	Return**
Goldman Sachs Growth & Income	504	$17.46	$8,793	1.68%	18.80%
Goldman Sachs International Equity	398	$14.72	$5,860	1.26%	13.48%
Goldman Sachs CORE Small Cap Equity	251	$27.02	$6,769	0.20%	16.42%
Goldman Sachs CORE U.S. Equity	492	$20.34	$10,006	1.15%	14.94%
Goldman Sachs Capital Growth	458	$20.93	$9,584	0.73%	9.09%
Goldman Sachs Mid Cap Value Fund	20	$12.12	$241	1.35%	21.17	%(a)
Calvert Social Small Cap Growth	6	$17.48	$102	0.00%	10.45%
Calvert Social Balanced	22	$14.99	$331	1.66%	8.26%
MFS Emerging Growth	305	$14.15	$4,317	0.00%	12.96%
MFS Research	434	$13.73	$5,960	1.05%	15.85%
MFS Investors Trust	430	$13.54	$5,826	0.62%	11.36%
MFS Total Return	459	$18.51	$8,497	1.62%	11.32%
MFS New Discovery	132	$15.92	$2,105	0.00%	0.12%
MFS Utility	122	$14.60	$1,776	1.33%	30.20%
MFS Investors Growth Stock	344	$6.48	$2,230	0.00%	9.18%
Oppenheimer Aggresive Growth	265	$15.13	$4,003	0.00%	19.78%
Oppenheimer Capital Appreciation	526	$17.75	$9,343	0.31%	6.94%
Oppenheimer Main Street Growth & Income	580	$14.03	$8,143	0.83%	9.46%
Oppenheimer Money Fund	2,891	$1.35	$3,901	1.00%	0.98%
Oppenheimer Strategic Bond	412	$16.35	$6,733	5.00%	8.67%
Oppenheimer Global Securities	283	$18.78	$5,309	1.18%	19.16%
Oppenheimer High Income	100	$13.04	$1,300	5.75%	8.97%
Van Eck Hard Assets	0	$20.35	$0	0.00%	23.98%
Van Eck Real Estate	1	$21.76	$19	1.53%	36.21%
Van Kampen Emerging Growth	871	$4.65	$4,047	0.00%	7.03%
Van Kampen Enterprise	625	$5.77	$3,608	0.36%	4.05%
Van Kampen Comstock	814	$15.97	$13,008	0.91%	17.76%
Van Kampen Growth & Income	905	$13.25	$11,990	0.90%	14.38%
Van Kampen Aggressive Growth II	76	$5.02	$382	0.00%	14.89%
Van Kampen UIF Equity & Income II	234	$13.07	$3,062	0.00%	11.52%
Van Kampen Government Portfolio II	87	$10.42	$911	3.30%	3.90%
Fidelity Index 500	204	$9.65	$1,967	1.12%	10.51%
Fidelity Growth	113	$7.82	$886	0.15%	3.26%
Fidelity Contrafund	158	$11.95	$1,888	0.19%	15.34%
Fidelity Mid-Cap	6	$12.37	$71	0.00%	23.69	%(a)
Fidelity Equity Income	4	$11.12	$46	0.00%	11.22	%(a)
Fidelity Investment Grade Bonds	6	$10.43	$65	0.00%	4.27	%(a)
Lord Abbett Growth & Income	821	$12.08	$9,920	1.02%	12.65%
Lord Abbett Bond Debenture	413	$13.26	$5,479	6.28%	7.89%
Lord Abbett Mid-Cap Value	490	$13.14	$6,446	0.37%	24.04%
Lord Abbett Growth Opportunities	44	$13.30	$583	0.00%	11.23%
Lord Abbett America’s Value	116	$14.36	$1,671	2.49%	16.47%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

The Protective Variable Life Separate Account

Notes to Financial Statements

December 31, 2005

4.   FINANCIAL HIGHLIGHTS (CONTINUED)

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account.

The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to contract owners’ accounts and are included in the Statement of Changes in Net Assets.

(a) Start date of April 30, 2004.

The Protective Variable Life Separate Account

Notes to Financial Statements

December 31, 2005

4.   FINANCIAL HIGHLIGHTS (CONTINUED)

	As of December 31, 2003			For the Year Ended December 31, 2003
		Unit	Net	Investment
	Units	Fair	Assets	Income	Total
	(000’s)	Value	(000’s)	Ratio*	Return**
Calvert Social Balanced	25	$13.85	$347	1.83%	19.32%
Calvert Social Small Cap Growth	7	$15.83	$105	1.44%	39.57%
Fidelity VIP Growth	98	$7.57	$746	0.21%	32.78%
Fidelity VIP Contrafund	88	$10.36	$912	0.24%	28.35%
Fidelity VIP Index 500	166	$8.74	$1,469	1.36%	28.27%
Goldman Sachs Capital Growth	445	$19.19	$8,549	1.10%	24.60%
Goldman Sachs CORE Small Cap Equity	260	$23.21	$6,030	1.46%	41.67%
Goldman Sachs CORE U.S. Equity	490	$17.69	$8,657	1.61%	30.45%
Goldman Sachs Growth & Income	424	$14.70	$6,241	3.78%	24.90%
Goldman Sachs International Equity	361	$12.97	$4,665	5.64%	34.99	%(a)
Lord Abbett America’s Value	37	$12.33	$457	3.30%	23.31%
Lord Abbett Bond Debenture	264	$12.29	$3,249	6.01%	18.01%
Lord Abbett Growth & Income	503	$10.72	$5,390	1.05%	31.01	%(a)
Lord Abbett Growth Opportunities	15	$11.96	$181	0.00%	19.60%
Lord Abbett Mid-Cap Value	300	$10.60	$3,177	0.79%	24.75%
MFS Emerging Growth	303	$12.53	$3,799	0.00%	30.23%
MFS Investors Growth Stock	363	$5.93	$2,147	0.00%	23.02%
MFS Investors Trust	441	$12.16	$5,363	0.65%	22.15%
MFS New Discovery	126	$14.95	$1,877	0.00%	33.72%
MFS Research	443	$11.85	$5,239	0.65%	24.71%
MFS Total Return	343	$16.63	$5,704	1.65%	16.32%
MFS Utility	94	$11.22	$1,054	2.18%	35.89%
Oppenheimer Aggressive Growth	245	$12.63	$3,094	0.00%	25.59%
Oppenheimer Capital Appreciation	493	$16.60	$8,191	0.37%	30.94%
Oppenheimer Global Securities	241	$15.76	$3,828	0.71%	43.02%
Oppenheimer High Income	95	$11.97	$1,141	6.50%	23.96%
Oppenheimer Main Street	564	$12.82	$7,207	0.87%	26.72%
Oppenheimer Money Fund	2,934	$1.34	$3,904	0.78%	0.79%
Oppenheimer Strategic Bond	398	$15.04	$5,995	5.86%	18.07%
PIC Global Income Fund	0	$16.23	$0	7.71%	3.10%
Van Eck Hard Asset	0	$16.42	$0	0.00%	45.08%
Van Eck Real Estate	1	$15.97	$15	2.21%	34.50%
Van Kampen Aggressive Growth II	75	$4.37	$322	0.00%	38.69%
Van Kampen Comstock	615	$13.57	$8,327	0.91%	30.99%
Van Kampen Emerging Growth	819	$4.34	$3,552	0.00%	27.34%
Van Kampen Enterprise	526	$5.55	$2,899	0.47%	25.88%
Van Kampen Government Portfolio II	31	$10.03	$308	0.00%	0.32%
Van Kampen Growth & Income	713	$11.58	$8,242	0.83%	28.03%
UIF Equity & Inc II	98	$11.72	$1,148	0.96%	17.23%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

The Protective Variable Life Separate Account

Notes to Financial Statements

December 31, 2005

4.   FINANCIAL HIGHLIGHTS (CONTINUED)

Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account.

The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to contract owners’ accounts and are included in the Statement of Changes in Net Assets.

(a) Start date of May 1, 2003.

	As of December 31, 2002			For the Year Ended December 31, 2002
		Unit	Net	Investment
	Units	Fair	Assets	Income	Total
	(000’s)	Value	(000’s)	Ratio*	Return**
PIC Growth and Income	325	$11.77	$3,823	0.81%	-11.30%
PIC International Equity	335	$9.61	$3,208	1.27%	-18.41%
PIC Global Income	132	$15.74	$2,089	6.25%	6.36%
PIC Small Cap Value	200	$16.38	$3,268	1.11%	-6.65%
PIC CORE U.S. Equity	438	$13.56	$5,943	0.71%	-22.60%
PIC Capital Growth	417	$15.40	$6,436	0.40%	-24.43%
Calvert Social Small Cap Growth	7	$11.34	$82	1.34%	-22.55%
Calvert Social Balanced	28	$11.60	$336	1.85%	-12.15%
MFS Emerging Growth	276	$9.62	$2,654	0.00%	-31.63%
MFS Research	418	$9.50	$3,978	0.27%	-27.79%
MFS Investors Trust	386	$9.95	$3,839	0.52%	-5.17%
MFS Total Return	244	$14.29	$3,481	1.50%	-26.86%
MFS New Discovery	110	$11.18	$1,226	0.00%	-22.76%
MFS Utilities	87	$8.25	$713	2.67%	-22.13%
MFS Investors Growth Stock	286	$4.82	$1,376	0.00%	-24.54%
Oppenheimer Aggressive Growth	235	$10.06	$2,360	0.70%	-2.39%
Oppenheimer Capital Appreciation	447	$12.67	$5,676	57.00%	-18.80%
Oppenheimer Main Street	470	$10.12	$4,745	0.70%	-2.83%
Oppenheimer Money Fund	3,942	$1.33	$5,210	1.45%	-4.47%
Oppenheimer Strategic Bond	227	$12.74	$2,891	6.19%	-27.55%
Oppenheimer Global Securities	215	$11.02	$2,384	0.51%	1.47%
Oppenheimer High Income	80	$9.65	$772	8.45%	7.44%
Van Eck Hard Asset	0	$11.31	$0	1.11%	-2.14%
Van Eck Real Estate	2	$11.88	$23	3.80%	-19.25%
Van Kampen Emerging Growth	682	$3.41	$2,314	0.35%	4.41%
Van Kampen Enterprise	407	$4.41	$1,791	0.34%	-17.39%
Van Kampen Comstock	430	$10.36	$4,457	0.66%	-14.50%
Van Kampen Growth and Income	496	$9.05	$4,481	0.97%	3.09%
Van Kampen Strategic Stock	0	$12.35	$0	0.15%	-13.91%
Van Kampen Asset Allocation	0	$9.40	$0	0.76%	-29.33%
Fidelity VIP Index 500	131	$6.81	$892	0.81%	-22.32%
Fidelity VIP Growth	80	$5.70	$456	0.05%	-30.20%
Fidelity VIP ContraFund	41	$8.07	$332	0.41%	-9.42%
Van Kampen Aggressive Growth	8	$3.15	$22	0.00%	-32.48	%(a)
Lord Abbett Growth & Income	169	$8.19	$1,383	0.00%	-27.53	%(a)
Lord Abbett Bond Debenture	106	$10.42	$1,107	8.24%	-33.76	%(a)
Lord Abbett Mid-Cap Value	112	$8.49	$947	9.68%	-20.96	%(a)

The Protective Variable Life Separate Account

Notes to Financial Statements

December 31, 2005

4.   FINANCIAL HIGHLIGHTS (CONTINUED)

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account.

The presentation of an expense ratio, which would include mortality and expense risk charges as described below in the Summary of Charges Assessed to the Separate Account, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to contract owners’ accounts and are included in the Statement of Changes in Net Assets.

(a) Start date of May 1, 2002

The Protective Variable Life Separate Account

Notes to Financial Statements

December 31, 2005

4.   FINANCIAL HIGHLIGHTS (CONTINUED)

	As of December 31, 2001			For the Year Ended December 31, 2001
		Unit	Net	Investment
	Units	Fair	Assets	Income	Total
	(000's)	Value	(000's)	Ratio*	Return**
PIC Growth and Income	254	$13.27	$3,364	0.60%	-9.5%
PIC International Equity	328	$11.78	$3,834	0.70%	-22.6%
PIC Global Income	93	$14.80	$1,376	8.26%	4.8%
PIC Small Cap Value	157	$17.55	$2,735	0.97%	21.7%
PIC CORE U.S. Equity	374	$17.52	$6,544	0.92%	-10.9%
PIC Capital Growth	401	$20.38	$8,181	0.31%	-14.4%
Calvert Social Small Cap Growth	8	$14.64	$122	0.00%	10.4%
Calvert Social Balanced	62	$13.21	$825	4.13%	-6.9%
MFS Emerging Growth	279	$14.52	$4,035	0.00%	-33.5%
MFS Research	400	$12.59	$5,029	0.01%	-21.2%
MFS Investors Trust	277	$12.59	$3,486	0.48%	-16.0%
MFS Total Return	147	$15.07	$2,220	1.92%	0.2%
MFS New Discovery	95	$16.35	$1,545	0.00%	-5.0%
MFS Utilities	70	$10.69	$748	3.35%	-24.2%
MFS Investors Growth Stock	190	$6.66	$1,264	0.11%	-24.1%
Oppenheimer Aggressive Growth	238	$13.93	$3,296	0.97%	-31.3%
Oppenheimer Capital Appreciation	374	$17.34	$6,496	0.60%	-12.6%
Oppenheimer Main Street	365	$12.46	$4,541	0.51%	-10.2%
Oppenheimer Money Fund	2,325	$1.31	$3,019	3.52%	3.9%
Oppenheimer Strategic Bond	147	$11.86	$1,751	2.62%	4.8%
Oppenheimer Global Securities	182	$14.15	$2,590	0.64%	-12.0%
Oppenheimer High Income	51	$9.89	$509	7.28%	2.0%
Van Eck Hard Asset	0	$11.64	$3	1.66%	-10.4%
Van Eck Real Estate	2	$12.43	$25	3.94%	5.3%
Van Kampen Emerging Growth	467	$5.05	$2,352	0.08%	-31.5%
Van Kampen Enterprise	224	$6.24	$1,397	0.14%	-20.4%
Van Kampen Comstock	214	$12.82	$2,740	0.00%	-2.5%
Van Kampen Growth and Income	222	$10.58	$2,352	0.04%	-5.8%
Van Kampen Strategic Stock	9	$11.83	$108	1.63%	1.1%
Van Kampen Asset Allocation	9	$9.61	$91	2.21%	-1.6%
Fidelity VIP Index 500	51	$8.77	$446	0.03%	-12.2	%(a)
Fidelity VIP Growth	16	$8.17	$133	0.00%	-17.7	%(a)
Fidelity VIP ContraFund	11	$8.91	$98	0.01%	-12.4	%(a)

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account.

The Protective Variable Life Separate Account

Notes to Financial Statements

December 31, 2005

4.   FINANCIAL HIGHLIGHTS (CONTINUED)

The presentation of an expense ratio, which would include mortality and expense risk charges as described in Footnote 2, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to contract owners' accounts and are included in the Statement of Changes in Net Assets.

(a) Start date of January 3, 2001

The Protective Variable Life Separate Account

Notes to Financial Statements

December 31, 2005

4.   FINANCIAL HIGHLIGHTS (CONTINUED)

The following is a summary of separate account expense charges which are assessed either as a direct reduction in unit values or through a redemption of units for all contracts contained within the Separate Account:

Expense Type	Range
Mortality and Expense Risk Charge

To compensate Protective Life for the mortality risks it assumes which is that the cost of insurance charges are insufficient to meet actual death benefits claims and is deducted through the redemption of units. The monthly charge is based on the policy value and the policy issue year.

0.000% - .075% of policy value per month
Cost of Insurance Charge (COI)

A fee is assessed to compensate Protective Life for the cost of providing the death benefit. The fee is assessed on the Monthly Anniversary Day. The fee is assessed through the redemption of units and is assessed based on the net amount at risk under the policy or as an asset-based charge. The charge depends on a number of variables, including issue age, policy duration, sex and insurance rate classification, and will fluctuate with each individual policy and as time inforce elapses.

$0.01 - $116.13 per thousand of net amount at risk per month or 0.046% to 0.054% of policy value per month up to a maximum of the guaranteed COI
Policy Expense Charge

A monthly fee is assessed to reimburse Protective Life for sales not covered by the contingent deferred sales charge and its administrative expenses not covered by the annual maintenance fee. The charge is assessed through the redemption of units and is based upon the policy value.

0.000% - 0.058% of policy value per month
Annual Maintenance Fee
This annual charge is assessed through the redemption of units and is waived when the policy value equals or exceeds $50,000.	$0 - $35
Surrender Charge (Contingent Deferred Sales Charge) and Premium Tax Recovery Charge

This charge is assessed as a percent of the amount withdrawn, surrendered or lapsed in excess of the annual withdrawal amount allowed under the Policy. The purpose of these charges are to reimburse Protective Life for some of the expenses incurred in the distribution of the policies and the premium tax paid on each premium. The percentage charged is assessed through the redemption of units and is based upon the number of full years which have elapsed between the date the contract was purchased and the surrender date.

$0 - $58 per thousand at surrender or 0.0% - 27% of 1st year premiums at surrender
Transfer Fee
Currently, there is no fee charged for transfers; however, Protective Life has reserved the right to charge for each transfer after the first 12 transfers in any contract year as a redemption of units.	$25

The Protective Variable Life Separate Account

Notes to Financial Statements

December 31, 2005

4.   FINANCIAL HIGHLIGHTS (CONTINUED)

Expense Type	Range
Monthly Standard Administration Charge
A monthly administrative charge is assessed as a redemption of units to compensate for issuance and administrative costs.	$6 - $33
Monthly Administrative Charge for Face Value Increase
A monthly administrative charge is assessed as a redemption of units for the first twelve months after a face value increase to compensate for related administrative costs.	$0.08 - $1.75 per thousand per month or $23.50 + $0.06 per thousand per month up to a maximum of $250 per month
Monthly Administrative Charge for Initial Face Value
A monthly administrative charge is assessed as a redemption of units for the first twelve months after the initial purchase to compensate for related administrative costs.	$0.00 - $0.10 $0.10 per thousand per month
Riders
Monthly fees are charged as a redemption of units for the costs of various rider options and are assessed against policy value or rider coverage amount.	0.0125% of policy value up to a maximum of $31.25 or 0.021% of policy value $1.50 - $24.33 $24.33 per $100 or $0.02 - $108.93 per thousand of rider coverage amount

5.   RELATED PARTY TRANSACTIONS

Contract owners’ net payments represent premiums received from policyholders less certain deductions made by Protective Life in accordance with policy terms. These deductions include, where appropriate, tax, surrender, cost of insurance protection and administrative charges. These deductions are made to the individual policies in accordance with the terms governing each policy as set forth in the policy.

Protective Life offers a loan privilege to certain contract owners. Such contract owners may obtain loans using the contract as the only security for the loan. Loans may be subject to provisions of The Internal Revenue Code of 1986, as amended. Loans outstanding approximated $4.3 million at December 31, 2005.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Directors and Share Owner of
Protective Life Insurance Company:

In our opinion, the consolidated financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Protective Life Insurance Company and its subsidiaries at December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules listed in the accompanying index present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 of the Notes to the Consolidated Financial Statements, effective January 1, 2004, the Company adopted American Institute of Certified Public Accountants Statement of Position (SOP) 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts” and effective March 31, 2004, the Company adopted Financial Accounting Standards Boards (FASB) Interpretation No. 46 (FIN 46), “Consolidation of Variable Interest Entities”.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Birmingham, Alabama
March 30, 2006

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands)

	Year Ended December 31
	2005	2004	2003
Revenues
Premiums and policy fees	$1,879,920	$1,822,825	$1,653,609
Reinsurance ceded	(1,143,988)	(1,124,651)	(917,935)
Net of reinsurance ceded	735,932	698,174	735,674
Net investment income	1,127,920	1,029,206	980,743
Realized investment gains (losses)
Derivative financial instruments	(31,819)	2,726	8,249
All other investments	37,934	30,771	66,764
Other income	67,066	55,783	46,825
Total revenues	1,937,033	1,816,660	1,838,255
Benefits and expenses
Benefits and settlement expenses, net of reinsurance ceded (2005 — $1,008,670; 2004 — $1,121,664; 2003 — $918,275)	1,253,348	1,116,473	1,124,077
Amortization of deferred policy acquisition costs	197,653	200,130	225,107
Other operating expenses, net of reinsurance ceded (2005 — $164,932; 2004 — $166,862; 2003 — $142,181)	124,817	128,894	139,099
Total benefits and expenses	1,575,818	1,445,497	1,488,283
Income before income tax	361,215	371,163	349,972
Income tax expense
Current	19,035	114,262	76,553
Deferred	106,524	18,964	41,379
Total income tax expense	125,559	133,226	117,932
Net income before cumulative effect of change in accounting principle	235,656	237,937	232,040
Cumulative effect of change in accounting principle, net of income tax	0	(15,801)	0
Net income	$235,656	$222,136	$232,040

See Notes to Consolidated Financial Statements.

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(dollars in thousands)

	December 31
	2005	2004
Assets
Investments
Fixed maturities, at market (amortized cost: 2005 — $14,735,583; 2004 — $13,289,967)	$15,037,225	$13,987,174
Equity securities, at market (cost: 2005 — $79,322; 2004 — $26,158)	85,340	29,050
Mortgage loans	3,287,745	3,005,418
Investment real estate, net of accumulated depreciation (2005 — $899; 2004 — $1,331)	65,301	81,397
Policy loans	458,825	482,780
Other long-term investments	273,768	375,334
Short-term investments	755,805	1,046,043
Total investments	19,964,009	19,007,196
Cash	52,086	110,456
Accrued investment income	185,546	192,482
Accounts and premiums receivable, net of allowance for uncollectible amounts (2005 — $2,149; 2004 — $2,452)	60,983	35,547
Reinsurance receivables	2,993,240	2,705,095
Deferred policy acquisition costs	2,204,111	1,825,104
Goodwill	38,782	36,182
Property and equipment, net	41,484	43,549
Other assets	80,915	89,646
Income tax receivable	88,985	0
Assets related to separate accounts
Variable annuity	2,377,124	2,308,858
Variable universal life	251,329	217,095
	$28,338,594	$26,571,210
Liabilities
Policy liabilities and accruals
Future policy benefits and claims	$11,147,642	$10,016,298
Unearned premiums	700,886	622,436
Total policy liabilities and accruals	11,848,528	10,638,734
Stable value product account balances	6,057,721	5,562,997
Annuity account balances	3,388,005	3,463,477
Other policyholders’ funds	147,233	151,213
Other liabilities	880,425	980,241
Accrued income taxes	0	15,738
Deferred income taxes	290,231	285,001
Non-recourse funding obligations	125,000	0
Notes payable	0	2,202
Liabilities related to variable interest entities	42,604	60,590
Liabilities related to separate accounts
Variable annuity	2,377,124	2,308,858
Variable universal life	251,329	217,095
Total liabilities	25,408,200	23,686,146
Commitments and contingent liabilities — Note 5
Share-owner’s equity
Preferred Stock, $1 par value
Shares authorized and issued: 2,000, liquidation preference $2,000	2	2
Common Stock, $1 par value
Shares authorized and issued: 5,000,000	5,000	5,000
Additional paid-in capital	932,805	932,805
Note receivable from PLC Employee Stock Ownership Plan	(2,507)	(2,983)
Retained earnings	1,889,611	1,653,954
Accumulated other comprehensive income
Net unrealized gains on investments, net of income tax (2005 — $57,795; 2004 — $154,899)	104,753	287,670
Accumulated gain — hedging, net of income tax (2005 — $393; 2004 — $4,639)	730	8,616
Total share-owner’s equity	2,930,394	2,885,064
	$28,338,594	$26,571,210

See Notes to Consolidated Financial Statements.

PROTECTIVE LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF SHARE-OWNER’S EQUITY
(dollars in thousands)

	Preferred Stock	Common Stock	Additional Paid-In Capital	Note Receivable From PLC ESOP	Retained Earnings	Net Unrealized Gains (Losses) on Investments	Accumulated Gain (Loss) - Hedging	Total Share- Owner’s Equity
Balance, December 31, 2002	$2	$5,000	$846,619	$(3,838)	$1,201,587	$237,983	$(2,069)	$2,285,284
Net income for 2003					232,040			232,040
Change in net unrealized gains/losses on investments (net of income tax - $72,865)						135,321		135,321
Reclassification adjustment for amounts included in net income (net of income tax - $(23,367))						(43,397)		(43,397)
Change in accumulated gain (loss) hedging (net of income tax - $2,556)							4,747	4,747
Comprehensive income for 2003								328,711
Capital contribution			17,200					17,200
Common dividend					(1,809)			(1,809)
Decrease in note receivable from PLC ESOP				412				412
Balance December 31, 2003	2	5,000	863,819	(3,426)	1,431,818	329,907	2,678	2,629,798
Net income for 2004					222,136			222,136
Change in net unrealized gains/losses on investments (net of income tax - $11,973)						(22,236)		(22,236)
Reclassification adjustment for amounts included in net income (net of income tax - $(10,770))						(20,001)		(20,001)
Change in accumulated gain (loss) hedging (net of income tax - $3,197)							5,938	5,938
Comprehensive income for 2004								185,837
Capital contribution			68,986					68,986
Decrease in note receivable from PLC ESOP				443				443
Balance December 31, 2004	2	5,000	932,805	(2,983)	1,653,954	287,670	8,616	2,885,064
Net income for 2005					235,657			235,657
Change in net unrealized gains/losses on investments (net of income tax - $(84,575))						(159,318)		(159,318)
Reclassification adjustment for amounts included in net income (net of income tax - $(12,529))						(23,599)		(23,599)
Change in accumulated gain (loss) hedging (net of income tax - $4,246)							(7,886)	(7,886)
Comprehensive income for 2005								44,854
Decrease in note receivable from PLC ESOP				476				476
Balance December 31, 2005	$2	$5,000	$932,805	$(2,507)	$1,889,611	$104,753	$730	$2,930,394

See Notes to Consolidated Financial Statements.

PROTECTIVE LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in thousands)

	Year Ended December 31
	2005	2004	2003
Cash flows from operating activities
Net income	$235,656	$222,136	$232,040
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment gains	(37,934)	(33,497)	(66,764)
Amortization of deferred policy acquisition costs	197,652	200,130	225,107
Capitalization of deferred policy acquisition costs	(467,610)	(363,467)	(381,667)
Depreciation expense	14,605	17,259	11,637
Deferred income taxes	106,880	10,155	41,379
Accrued income taxes	(104,723)	(34,569)	2,921
Interest credited to universal life and investment products	726,301	649,216	647,695
Policy fees assessed on universal life and investment products	(421,447)	(349,057)	(324,773)
Change in reinsurance receivables	(288,145)	(396,942)	25,647
Change in accrued investment income and other receivables	(18,500)	(355)	3,960
Change in policy liabilities and other policyholders’ funds of traditional life and health products	910,551	810,035	500,871
Change in other liabilities	(225)	5,670	(190,896)
Other, net	25,692	(17,706)	55,434
Net cash provided by operating activities	878,753	719,008	782,591
Cash flows from investing activities
Investments available for sale:
Maturities and principal reductions of investments
Fixed maturities	1,777,082	1,900,432	4,611,797
Equity securities	377	147	3,299
Sale of investments
Fixed maturities	4,342,484	4,260,587	7,524,501
Equity securities	5,302	1,050	15,172
Cost of investments acquired
Fixed maturities	(7,508,400)	(7,079,515)	(13,176,044)
Equity securities	(57,435)	(11,682)	(9,366)
Mortgage loans
Borrowings	(745,797)	(719,510)	(620,867)
Repayments	448,515	443,363	405,299
Change in investment real estate, net	32,410	205	2,347
Change in policy loans, net	23,955	19,968	40,413
Change in other long-term investments, net	(13,008)	11,939	(34,532)
Change in short-term investments, net	95,064	(320,584)	270,782
Purchase of property and equipment	(10,016)	(16,758)	(15,915)
Net cash used in investing activities	(1,609,467)	(1,510,358)	(983,114)
Cash flows from financing activities
Principal payments on line of credit arrangement and long-term debt	(2,202)	(32)	(30)
Payments on liabilities related to variable interest entities	(17,986)	0	0
Issuance of non-recourse funding obligations	125,000	0	0
Capital contribution from PLC	0	67,000	17,200
Principal payment on surplus note to PLC	0	0	(2,000)
Investment product deposits and change in universal life deposits	2,943,455	3,042,453	2,721,579
Investment product withdrawals	(2,447,323)	(2,318,674)	(2,511,017)
Other financing activities, net	71,400	0	0
Net cash provided by financing activities	672,344	790,747	225,732
CHANGE IN CASH	(58,370)	(603)	25,209
CASH AT BEGINNING OF YEAR	110,456	111,059	85,850
CASH AT END OF YEAR	$52,086	$110,456	$111,059

See Notes to Consolidated Financial Statements.

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

1.   SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements of Protective Life Insurance Company and subsidiaries (the “Company”) are prepared on the basis of accounting principles generally accepted in the United States of America (“GAAP”). Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities (see also Note 8).

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs (“DAC”), valuation of business acquired, investments, future policy benefits, provision for income taxes, disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

Entities Included

The consolidated financial statements include the accounts, after intercompany eliminations, of Protective Life Insurance Company and its wholly owned subsidiaries. The Company’s financial statements also include the accounts of certain variable interest entities which are not subsidiaries of the Company but are required to be consolidated under GAAP.

Nature of Operations

The Company provides financial services through the production, distribution, and administration of insurance and investment products. The Company markets individual life insurance, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities, and extended service contracts throughout the United States. The Company also maintains a separate division devoted to the acquisition of insurance policies from other companies. Founded in 1907, the Company is a wholly owned subsidiary of Protective Life Corporation (“PLC”), an insurance holding company.

The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to changing competition, economic conditions, interest rates, investment performance, insurance ratings, claims, persistency, and other factors.

Recently Issued Accounting Standards

In January 2003, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 46, “Consolidation of Variable Interest Entities” (“FIN46”), which was revised in December 2003. FIN 46 clarifies the application of Accounting Research Bulletin No. 51, “Consolidated Financial Statements,” to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated support from other parties. As a result of FIN 46, the Company consolidated, as of March 31, 2004, a real estate investment company that the Company had previously reported as an

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

1.   SIGNIFICANT ACCOUNTING POLICIES — (Continued)

investment. The entity was consolidated based on the determination that the Company was the primary beneficiary. The consolidation resulted in the Company’s reported assets and liabilities increasing by $54.5 million with an immaterial impact on results of operations.

In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (“AcSEC”) issued Statement of Position 03-1 “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts” (“SOP 03-1”). SOP 03-1 provides guidance related to the establishment of reserves for benefit guarantees provided under certain long-duration contracts, as well as the accounting for mortality benefits provided in certain universal life products. In addition, it addresses the capitalization and amortization of sales inducements to contract holders. The SOP was effective January 1, 2004, and was adopted through an adjustment for the cumulative effect of change in accounting principle amounting to $15.8 million (net of $8.5 million income tax).

The Company issues variable universal life and variable annuity products through its separate accounts for which the investment risk is borne by the contract holder. The Company also offers, for its variable annuity products, various account value guarantees upon death. The most significant of these guarantees involve (a) return of the highest anniversary date account value, or (b) return of the greater of the highest anniversary date account value or the last anniversary date account value compounded at 5% interest. The guaranteed minimum death benefit (“GMDB”) reserve is calculated by applying a benefit ratio, equal to the present value of total expected GMDB claims divided by the present value of total expected contract assessments, to cumulative contract assessments. This amount is then adjusted by the amount of cumulative GMDB claims paid and accrued interest. Assumptions used in the calculation of the GMDB reserve were as follows: mean investment performance of 8.5%, mortality at 65% of the National Association of Insurance Commissioners 1994 Variable Annuity GMDB Mortality Table, lapse rates ranging from 2%-20% (depending on product type and duration), and an average discount rate of 6.5%. Changes in the GMDB reserve are included in benefits and settlement expenses in the accompanying consolidated statements of income.

The variable annuity separate account balances subject to GMDB were $2.4 billion at December 31, 2005. The total guaranteed amount payable based on variable annuity account balances at December 31, 2005, was $169.0 million (including $142.2 million in the Annuities segment and $26.8 million in the Acquisitions segment), with a GMDB reserve of $2.4 million (including $2.0 million in the Annuities segment and $0.4 million in the Acquisitions segment). The average attained age of contract holders at December 31, 2005 was 65.

Activity relating to GMDB reserves for the years ended December 31 was as follows:

	2005	2004	2003
Incurred claims	$184	$3,179	$6,416
Paid claims	2,767	4,054	7,170

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

1.   SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Account balances of variable annuities with guarantees invested in variable annuity separate accounts as of December 31 were as follows:

	2005	2004
Equity mutual funds	$2,151,288	$2,089,744
Fixed income mutual funds	225,836	219,114
Total	$2,377,124	$2,308,858

Certain of the Company’s universal life products have a sales inducement in the form of a retroactive interest credit (“RIC”). In addition, certain variable annuity contracts provide a sales inducement in the form of a bonus interest credit. In accordance with SOP 03-1, the Company maintains a reserve for all interest credits earned to date. The Company defers the expense associated with the RIC and bonus interest credits each period and amortizes these costs in a manner similar to that used for DAC.

Activity in the Company’s deferred sales inducement asset for the years ended December 31 was as follows:

	2005	2004	2003
Deferred asset, beginning of period	$28,618	$27,713	$31,557
Amounts deferred	17,182	12,597	14,041
Amortization	(6,489)	(11,692)	(17,885)
Deferred asset, end of period	$39,311	$28,618	$27,713

In December 2004, the FASB issued Statement of Financial Accounting Standards No. 123(R), “Share-Based Payment” (“FAS 123(R)”). FAS 123(R) is a revision of FAS 123, “Accounting for Stock-Based Compensation,” which was originally issued by the FASB in 1995. FAS 123(R) will become effective for the Company January 1, 2006. As originally issued, FAS 123 provided companies with the option to either record expense for share-based payments under a fair value model, or to simply disclose the impact of the expense. FAS 123(R) requires companies to measure the cost of share-based payments to employees using a fair value model, and to recognize that cost over the relevant service period. In addition, FAS 123(R) requires that an estimate of future award forfeitures be made at the grant date, while FAS 123 permitted recognition of forfeitures on an as incurred basis. When FAS 123 was originally issued, the Company elected to recognize the cost of its share-based compensation plans in its financial statements. The Company does not anticipate that adoption of this standard will have a material impact on its financial position or results of operations.

In May 2005, the FASB issued Statement of Financial Accounting Standards No. 154, “Accounting Changes and Error Corrections” (“FAS 154”). FAS 154 replaces APB Opinion No. 20, “Accounting Changes” and FASB Statement No. 3, “Reporting Accounting Changes in Interim Financial Statements.” FAS 154 requires that a voluntary change in accounting principle be applied retrospectively with all prior period financial statements presented on the new accounting principle, unless it is impracticable to do so. FAS 154 also provides that a correction of errors in previously issued financial statements should be termed a “restatement.” The new standard is effective for accounting changes and correction of errors beginning January 1, 2006.

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

1.   SIGNIFICANT ACCOUNTING POLICIES — (Continued)

In September 2005, AcSEC issued SOP 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts.” This SOP provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in Statement of Financial Accounting Standards No. 97, “Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments” (“FAS 97”). The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. The Company is currently evaluating the impact of SOP 05-1, which is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

Investments

The Company has classified all of its investments in fixed maturities, equity securities, and short-term investments as “available for sale.” Investments are reported on the following bases:

•       Fixed maturities (bonds and redeemable preferred stocks) — at current market value. Where market values are unavailable, the Company obtains estimates from independent pricing services or estimates market value based upon a comparison to quoted issues of the same issuer or issues of other issuers with similar terms and risk characteristics.

•       Equity securities (common and nonredeemable preferred stocks) — at current market value.

•       Mortgage loans — at unpaid balances, adjusted for loan origination costs, net of fees, and amortization of premium or discount. Mortgage loans are also recorded net of an allowance for credit losses. This allowance is calculated through analysis of specific loans that are believed to be at a higher risk of becoming impaired in the near future.

•       Investment real estate — at cost, less allowances for depreciation computed on the straight-line method. With respect to real estate acquired through foreclosure, cost is the lesser of the loan balance plus foreclosure costs or appraised value.

•       Policy loans — at unpaid balances.

•       Other long-term investments — at a variety of methods similar to those listed above, as deemed appropriate for the specific investment.

•       Short-term investments — at amortized cost, which approximates current market value, except collateral from securities lending which is recorded at current market value.

Estimated market values were derived from the durations of the Company’s fixed maturities and mortgage loans. Duration measures the relationship between changes in market value to changes in interest rates. While these estimated market values generally provide an indication of how sensitive the market values of the Company’s fixed maturities and mortgage loans are to changes in interest rates, they do not represent management’s view of future market changes, and actual market results may differ from these estimates.

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

1.   SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Substantially all short-term investments have maturities of three months or less at the time of acquisition and include approximately $0.2 million in bank deposits voluntarily restricted as to withdrawal.

The market values of fixed maturities change due to interest rate changes, credit related events, and other factors. As prescribed by GAAP, investments deemed as “available for sale” are recorded at their market values with the resulting unrealized gains and losses reduced by a related adjustment to DAC, net of income tax, reported as a component of share-owner’s equity.

Investment securities are regularly reviewed for impairment. Unrealized losses that are deemed to be other-than-temporary are recognized in realized gains (losses). See Note 2 for further discussion of the Company’s policies regarding identification of other-than-temporary impairments. Realized gains and losses on sales of investments are recognized in net income using the specific identification basis.

Derivative Financial Instruments

The Company utilizes a risk management strategy that incorporates the use of derivative financial instruments to reduce its exposure to interest rate risk, inflation risk, currency exchange risk, and equity market risk. The Company monitors its use of derivatives in connection with its overall asset/liability management programs and strategies. These strategies are developed through the asset/liability committee’s analysis of data from financial simulation models and other internal and industry sources and are then incorporated into the Company’s risk management program.

Derivative instruments that are currently used as part of the Company’s interest rate risk management strategy include interest rate swaps, interest rate futures, and interest rate options. The Company’s inflation risk management strategy involves the use of swaps that require the Company to pay a fixed rate and receive a floating rate that is based on changes in the Consumer Price Index (“CPI”). The Company uses foreign currency swaps to manage its exposure to changes in the value of foreign currency denominated stable value contracts and related cash flows. The company also uses S&P 500® options to mitigate its exposure to the value of equity indexed annuity contracts.

Derivative instruments expose the Company to credit and market risk. The Company minimizes its credit risk by entering into transactions with highly rated counterparties. The Company also maintains netting and collateral support arrangements with its counterparties to further minimize the credit risk associated with its derivative instruments. The Company manages the market risk associated with interest rate and foreign exchange contracts by establishing and monitoring limits as to the types and degrees of risk that may be undertaken.

Statement of Financial Accounting Standards No. 133 (“FAS 133”) requires that all derivative instruments be recognized in the balance sheet at fair value. The Company records its derivative instruments on the balance sheet in “other long-term investments” and “other liabilities”. The accounting for changes in fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, a company must designate the hedging instrument, based upon the exposure being hedged, as a fair value hedge, cash flow hedge or a hedge related to foreign currency exposure. For derivatives that are designated and qualify as cash flow hedges, the effective portion of the gain or loss realized on the derivative instrument is reported as a

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

1.   SIGNIFICANT ACCOUNTING POLICIES — (Continued)

component of other comprehensive income and reclassified into earnings in the same period during which the hedged transaction impacts earnings. The remaining gain or loss on these derivatives is recognized as ineffectiveness in current earnings during the period of the change. For derivatives that are designated and qualify as fair value hedges, the gain or loss on the derivative instrument as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in current earnings during the period of change in fair values. Effectiveness of the Company’s hedge relationships is assessed on a quarterly basis. The Company accounts for changes in fair values of derivatives that are not part of a qualifying hedge relationship through earnings in the period of change. Changes in the fair value of derivatives that are recognized in current earnings are reported in “realized investment gains (losses) — derivative financial instruments”.

Cash-Flow Hedges.   The Company has entered into a foreign currency swap to hedge the risk of changes in the value of interest and principal payments to be made on certain foreign-currency-based stable value contracts. Under the terms of the swap, the Company pays a fixed U.S.-dollar-denominated rate and receives a fixed foreign-currency-denominated rate. Effective July 1, 2002, the Company designated this swap as a cash flow hedge and therefore recorded the change in the fair value of the swap during the period in accumulated other comprehensive income. Gains and losses on this swap are reclassified from other comprehensive income to current earnings as payments are made on the hedged stable value contract. In connection with the issuance of inflation adjusted funding agreements, the Company has entered into swaps to convert the floating CPI-linked interest rate on the contracts to a fixed rate. The Company pays a fixed rate on the swap and receives a floating rate equal to the CPI change paid on the funding agreements. Gains and losses on these swaps are reclassified from other comprehensive income to current earnings as interest payments are made on the funding agreements. For the years ended December 31, 2005, 2004, and 2003, the amount of hedge ineffectiveness reported in income was a $0.2 million gain, $1.0 million gain, and a $0.3 million gain, respectively. Additionally, as of December 31, 2005 and 2004, the Company reported an after-tax decrease to accumulated other comprehensive income of $7.9 million and an after-tax increase of $5.9 million, respectively, related to its cash flow hedges. During 2006, the Company expects to reclassify $1.7 million out of accumulated other comprehensive income and into earnings.

Other Derivatives.   The Company also uses various other derivative instruments for risk management purposes that either do not qualify for hedge accounting treatment or have not currently been qualified by the Company for hedge accounting treatment. Changes in the fair value of these derivatives are recognized in earnings during the period of change.

The Company uses certain foreign currency swaps, which are not designated as cash flow hedges, to mitigate its exposure to changes in currency rates. For 2005, 2004, and 2003, the Company recorded a pre-tax loss of $33.3 million, a pre-tax gain of $0.3 million, and a pre-tax gain of $2.6 million on these swaps, respectively. In connection with these swaps, the Company also recognized a $33.4 million pre-tax gain, a $0.1 million pre-tax loss, and a $1.9 million pre-tax loss, respectively, during 2005, 2004, and 2003 as the change in value of the related foreign currency denominated stable value contracts. These net gains or losses primarily result from differences in the forward and spot exchange rates used to revalue the swaps and the stable value contracts.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(All dollar amounts in tables are in thousands)

1.   SIGNIFICANT ACCOUNTING POLICIES — (Continued)

The Company also uses short positions in interest rate futures to mitigate the interest rate risk associated with the Company’s mortgage loan commitments. During 2005, 2004, and 2003, the Company recognized a pre-tax loss of $10.3 million, a pre-tax loss of $1.7 million, and a pre-tax loss of $4.7 million, respectively, as a result of changes in value of these futures positions.

The Company uses other interest rate swaps and options to manage the interest rate risk in the Company’s mortgage-backed security portfolio. For 2005, 2004, and 2003, the Company recognized a pre-tax loss of $14.0 million, a pre-tax loss of $0.5 million, and a pre-tax loss of $6.1 million, respectively, for the change in fair value of these derivatives.

During 2005, the Company exited from asset swap arrangements that would, in effect, sell the equity options embedded in owned convertible bonds in exchange for an interest rate swap that converts the remaining host bond to a variable rate instrument. In 2005, 2004, and 2003, the Company recognized a $0.6 million gain, an immaterial loss, and a $3.0 million gain, respectively, for the change in the asset swaps’ fair value and recognized a $0.3 million gain, a $4.0 million gain, and a $0.1 million gain, respectively, to separately record the embedded equity options at fair value.

During 2005, debt securities with embedded options, which are considered to be derivative instruments under FAS 133, matured. In addition, the Company is involved in various modified coinsurance and funds withheld arrangements which, in accordance with DIG B36, contain embedded derivatives. The change in fair value of these derivatives resulted in the recognition of a $1.0 million pre-tax loss, a $0.3 million pre-tax loss, and a $5.6 million pre-tax gain in 2005, 2004, and 2003, respectively.

In 2005, the Company began marketing equity indexed annuities. Under FAS 133, the equity market component, where interest credited to the contracts is linked to the performance of the S&P 500® index, is considered an embedded derivative. The change in fair value of the embedded derivative resulted in a $0.6 million pre-tax loss in 2005. The Company utilizes S&P 500® options to mitigate the risk associated with equity indexed annuity contracts. The Company recognized a $0.2 million pre-tax gain on its S&P 500® options in 2005.

Cash

Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company has reviewed the creditworthiness of these financial institutions and believes there is minimal risk of a material loss.

Deferred Policy Acquisition Costs

Commissions and other costs of acquiring traditional life and health insurance, credit insurance, universal life insurance, and investment products that vary with and are primarily related to the production of new business, have been deferred. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to the present value of the total anticipated premium income. Credit insurance acquisition costs are being amortized in proportion to earned premium. Acquisition costs for universal life and investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(All dollar amounts in tables are in thousands)

1.   SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Under FAS 97, the Company makes certain assumptions regarding the mortality, persistency, expenses, and interest rates (equal to the rate used to compute liabilities for future policy benefits, currently 2.3% to 13.0%) it expects to experience in future periods. These assumptions are to be best estimates and are periodically updated whenever actual experience and/or expectations for the future change from that assumed. Additionally, these costs have been adjusted by an amount equal to the amortization that would have been recorded if unrealized gains or losses on investments associated with the Company’s universal life and investment products had been realized. Acquisition costs for stable value contracts are amortized over the term of the contracts using the effective yield method.

The cost to acquire blocks of insurance, representing the present value of future profits from such blocks of insurance, is also included in DAC. The Company amortizes the present value of future profits over the premium payment period, including accrued interest of up to approximately 8%. The unamortized present value of future profits for all acquisitions was approximately $436.5 million and $468.0 million at December 31, 2005 and 2004, respectively. During 2005, no present value of profits was capitalized and $31.6 million was amortized. During 2004, no present value of profits was capitalized and $34.2 million was amortized.

The expected amortization of the present value of future profits for the next five years is as follows:

Year	Expected Amortization
2006	$30,019
2007	28,557
2008	27,063
2009	25,215
2010	24,483

Goodwill

The goodwill balance was $38.8 million at December 31, 2005, and $36.2 million at December 31, 2004, respectively. The $2.6 million increase in the goodwill balance in 2005 relates to the purchase of a small subsidiary by the Asset Protection segment.

The Company evaluates the carrying value of goodwill during the fourth quarter of each year and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to: (1) a significant adverse change in legal factors or in business climate, (2) unanticipated competition, or (3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company compares the fair value of the reporting unit to which the goodwill is assigned to the reporting unit’s carrying amount, including goodwill. At October 31, 2005 and 2004, the Company evaluated its goodwill and determined that fair value had not decreased below carrying value and no adjustment to impair goodwill was necessary in accordance with Statement of Financial Accounting Standards No. 142, “Goodwill and Other intangible Assets” (“FAS 142”).

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(All dollar amounts in tables are in thousands)

1.   SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Property and Equipment

Property and equipment are reported at cost less accumulated depreciation. The Company primarily uses the straight-line method of depreciation based upon the estimated useful lives of the assets. The Company’s Home Office building is depreciated over a thirty-nine year useful life, furniture is depreciated over a ten year useful life, office equipment and machines are depreciated over a five year useful life, and software and computers are depreciated over a three year useful life. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income.

Property and equipment consisted of the following at December 31:

	2005	2004
Home office building	$53,275	$50,156
Data processing equipment	41,015	38,514
Other, principally furniture and equipment	46,781	45,679
	141,071	134,349
Accumulated depreciation	99,587	90,800
	$41,484	$43,549

Separate Accounts

The assets and liabilities related to separate accounts in which the Company does not bear the investment risk are valued at market and reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements. Amounts assessed against policy account balances for the costs of insurance, policy administration, and other services are included in premiums and policy fees in the accompanying consolidated statements of income.

Stable Value Product Account Balances

The Company markets guaranteed investment contracts (“GICs”) to 401(k) and other qualified retirement savings plans, and fixed and floating rate funding agreements to the trustees of municipal bond proceeds, institutional investors, bank trust departments, and money market funds. Through its registered funding agreement-backed note program, the Company is able to offer secured notes to both institutional and retail investors. GICs are generally contracts that specify a return on deposits for a specified period and often provide flexibility for withdrawals at book value in keeping with the benefits provided by the plan. Stable value product account balances include GICs and funding agreements issued by the Company as well as the obligations of consolidated special purpose trusts or entities formed to purchase funding agreements issued by the Company. At December 31, 2005 and 2004, the Company had $4.5 billion and $3.9 billion, respectively, of stable value product account balances marketed through structured programs. Most GICs and funding agreements written by the Company have maturities of three to ten years. At December 31, 2005, future maturities of stable value products were $1.2 billion in 2006, $2.7 billion in 2007-2008, $0.9 billion in 2009-2010, and $1.2 billion after 2010.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(All dollar amounts in tables are in thousands)

1.   SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Revenues and Benefits Expense

Traditional Life, Health, and Credit Insurance Products:

Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits, and they include whole life insurance policies, term and term-like life insurance policies, limited payment life insurance policies, and certain annuities with life contingencies. Life insurance premiums are recognized as revenue when due. Health and credit insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of DAC. Gross premiums in excess of net premiums related to immediate annuities are deferred and recognized over the life of the policy.

Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on the Company’s experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions on December 31, 2005, range from approximately 5.0% to 7.0%. The liability for future policy benefits and claims on traditional life, health, and credit insurance products includes estimated unpaid claims that have been reported to the Company and claims incurred but not yet reported. Policy claims are charged to expense in the period in which the claims are incurred.

Activity in the liability for unpaid claims for life and health insurance is summarized as follows:

	2005	2004	2003
Balance beginning of year	$135,015	$121,832	$116,214
Less reinsurance	66,788	55,395	54,765
Net balance beginning of year	68,227	66,437	61,449
Incurred related to:
Current year	258,138	256,754	266,676
Prior year	(2,247)	(30)	(1,783)
Total incurred	255,891	256,724	264,893
Paid related to:
Current year	208,832	210,943	261,311
Prior year	42,837	43,991	(1,406)
Total paid	251,669	254,934	259,905
Net balance end of year	72,449	68,227	66,437
Plus reinsurance	61,655	66,788	55,395
Balance end of year	$134,104	$135,015	$121,832

Universal Life and Investment Products:

Universal life and investment products include universal life insurance, guaranteed investment contracts, guaranteed funding agreements, deferred annuities, and annuities without life contingencies. Premiums and policy fees for universal life and investment products consist of fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. Such fees

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(All dollar amounts in tables are in thousands)

1.   SIGNIFICANT ACCOUNTING POLICIES — (Continued)

are recognized when assessed and earned. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest rates credited to universal life products ranged from 3.0% to 12.6% and investment products ranged from 2.3% to 13.0% in 2005.

The Company’s accounting policies with respect to variable universal life and variable annuities are identical except that policy account balances (excluding account balances that earn a fixed rate) are valued at market and reported as components of assets and liabilities related to separate accounts.

Property and Casualty Insurance Products:

Property and casualty insurance products include service contract business, surety bonds, residual value insurance, guaranteed asset protection (“GAP”), credit-related coverages, and inventory protection products. Premiums for service contracts and GAP products are recognized based on expected claim patterns. For all other products, premiums are generally recognized over the terms of the contract on a pro-rata basis. Fee income from providing administrative services is recognized as earned when the related services are performed. Unearned premium reserves are maintained for the portion of the premiums that is related to the unexpired period of the policy. Benefit reserves are recorded when insured events occur. Benefit reserves include case basis reserves for known but unpaid claims as of the balance sheet date as well as incurred but not reported (“IBNR”) reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date. The case basis reserves and IBNR are calculated based on historical experience and on assumptions relating to claim severity and frequency, the level of used vehicle prices, and other factors. These assumptions are modified as necessary to reflect anticipated trends.

Income Taxes

The Company uses the asset and liability method of accounting for income taxes. Income tax provisions are generally based on income reported for financial statement purposes. Deferred federal income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes. Such temporary differences are principally related to the marking to market value of investment assets, the deferral of policy acquisition costs, and the provision for future policy benefits and expenses.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(All dollar amounts in tables are in thousands)

1.   SIGNIFICANT ACCOUNTING POLICIES — (Continued)

Supplemental Cash Flow Information

The following table sets forth supplemental cash flow information for the years ended December 31:

	2005	2004	2003
Cash paid during the year:
Interest on debt	$10,497	$3,414	$1,582
Income taxes	112,688	145,515	66,082
Noncash investing and financing activities:
Common dividend	0	0	(1,809)
Change in collateral for securities lending transactions	(195,175)	214,824	83,456
Capital contributions from PLC	0	1,985	0

Reclassifications

Certain reclassifications have been made in the previously reported financial statements and accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on previously reported net income or share-owner’s equity.

2.   INVESTMENT OPERATIONS

Major categories of net investment income for the years ended December 31 are summarized as follows:

	2005	2004	2003
Fixed maturities	$887,745	$806,748	$738,503
Equity securities	4,009	2,019	2,321
Mortgage loans	257,914	232,577	208,983
Investment real estate	2,361	2,043	2,854
Policy loans	34,741	36,744	42,092
Other	23,114	15,648	46,561
	1,209,884	1,095,779	1,041,314
Investment expenses	81,964	66,573	60,571
	$1,127,920	$1,029,206	$980,743

Realized investment gains (losses) for all other investments for the years ended December 31 are summarized as follows:

	2005	2004	2003
Fixed maturities	$36,764	$29,015	$64,656
Equity securities	(636)	2,524	73
Mortgage loans and other investments	1,806	(768)	2,035
	$37,934	$30,771	$66,764

In 2005, gross gains on investments available for sale (fixed maturities, equity securities, and short-term investments) were $76.4 million, and gross losses were $40.3 million. In 2004, gross gains on

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(All dollar amounts in tables are in thousands)

2.   INVESTMENT OPERATIONS — (Continued)

investments available for sale were $54.8 million, and gross losses were $23.3 million. In 2003, gross gains were $84.9 million, and gross losses were $20.2 million.

The amortized cost and estimated market value of the Company’s investments classified as available for sale at December 31 are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value
2005
Fixed maturities:
Bonds:
Mortgage-backed securities	$5,903,486	$36,373	$(90,660)	$5,849,199
United States Government and authorities	686,792	5,773	(1,267)	691,298
States, municipalities, and political subdivisions	47,887	2,314	(38)	50,163
Public utilities	1,618,025	88,303	(11,721)	1,694,607
Convertibles and bonds with warrants	230	0	(63)	167
All other corporate bonds	6,476,516	339,680	(66,913)	6,749,283
Redeemable preferred stocks	2,647	0	(139)	2,508
	14,735,583	472,443	(170,801)	15,037,225
Equity securities	79,322	6,349	(331)	85,340
Short-term investments	755,805	0	0	755,805
	$15,570,710	$478,792	$(171,132)	$15,878,370
2004
Fixed maturities:
Bonds:
Mortgage-backed securities	$4,812,610	$110,269	$(22,997)	$4,899,882
United States Government and authorities	79,225	7,042	(267)	86,000
States, municipalities, and political subdivisions	27,915	2,488	0	30,403
Public utilities	1,605,276	122,636	(4,759)	1,723,153
Convertibles and bonds with warrants	10,439	597	(89)	10,947
All other corporate bonds	6,751,096	505,220	(23,120)	7,233,196
Redeemable preferred stocks	3,406	187	0	3,593
	13,289,967	748,439	(51,232)	13,987,174
Equity securities	26,158	3,491	(599)	29,050
Short-term investments	1,046,043	0	0	1,046,043
	$14,362,168	$751,930	$(51,831)	$15,062,267

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(All dollar amounts in tables are in thousands)

2.   INVESTMENT OPERATIONS — (Continued)

The amortized cost and estimated market value of fixed maturities at December 31, 2005, by expected maturity, are shown as follows. Expected maturities are derived from rates of prepayment that may differ from actual rates of prepayment.

	Estimated Amortized Cost	Estimated Market Value
Due in one year or less	$250,065	$252,555
Due after one year through five years	2,904,033	2,902,132
Due after five years through ten years	4,861,385	4,927,881
Due after ten years	6,720,319	6,954,657
	$14,735,802	$15,037,225

Each quarter the Company reviews investments with unrealized losses and tests for other-than-temporary impairments. The Company analyzes various factors to determine if any specific other-than-temporary asset impairments exist. These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) the intent and ability of the Company to hold the investment until recovery, 5) the time period during which the decline has occurred, 6) an economic analysis of the issuer’s industry, and 7) the financial strength, liquidity, and recoverability of the issuer. Management performs a security by security review each quarter in evaluating the need for any other-than-temporary impairments. Although no set formula is used in this process, the investment performance and continued viability of the issuer are significant measures considered. Once a determination has been made that a specific other-than-temporary impairment exists, a realized loss is incurred and the cost basis of the impaired asset is adjusted to its fair value. During 2005, 2004, and 2003, respectively, the Company recorded other-than-temporary impairments in its investments of $11.8 million, $15.8 million, and $13.6 million, respectively.

The following table shows the Company’s investments’ gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2005.

	Less Than 12 Months		12 Months or More		Total
	Market Value	Unrealized Loss	Market Value	Unrealized Loss	Market Value	Unrealized Loss
Mortgage-backed securities	$4,576,492	$(71,530)	$88,264	$(19,196)	$4,664,756	$(90,726)
US government	109,188	(439)	23,587	(828)	132,775	(1,267)
State, municipalities, etc.	3,168	(38)	0	0	3,168	(38)
Public utilities	362,202	(7,131)	75,972	(4,685)	438,174	(11,816)
Convertible bonds	0	0	167	(63)	167	(63)
Other corporate bonds	1,531,293	(46,537)	319,452	(20,218)	1,805,745	(66,755)
Equities	3,667	(232)	880	(235)	4,547	(467)
	$6,586,010	$(125,907)	$508,322	$(45,225)	$7,094,332	$(171,132)

For mortgage-backed securities in an unrealized loss position for greater than 12 months, $17.5 million of the $19.2 million of unrealized loss relates to securities issued in Company-sponsored

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(All dollar amounts in tables are in thousands)

2.   INVESTMENT OPERATIONS — (Continued)

commercial loan securitizations. The Company does not consider these unrealized loss positions to be other-than-temporary, because the underlying mortgage loans continue to perform consistently with the Company’s original expectations.

The public utilities category has gross unrealized losses greater than 12 months of $4.7 million, while the other corporate bonds category has gross unrealized losses greater than 12 months of $20.2 million at December 31, 2005. The aggregate decline in market value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered included credit ratings, the financial health of the investee, the continued access of the investee to capital markets, and other pertinent information including the Company’s ability and intent to hold these securities to recovery.

The following table shows the Company’s investments’ gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2004.

	Less Than 12 Months		12 Months or More		Total
	Market Value	Unrealized Loss	Market Value	Unrealized Loss	Market Value	Unrealized Loss
Mortgage-backed securities	$1,005,036	$(18,075)	$21,120	$(4,922)	$1,026,156	$(22,997)
US government	22,545	(187)	2,162	(80)	24,707	(267)
State, municipalities, etc.	72	0	0	0	72	0
Public utilities	99,112	(787)	97,405	(3,972)	196,517	(4,759)
Convertible bonds	0	(0)	184	(89)	184	(89)
Other corporate bonds	681,747	(12,799)	226,548	(10,321)	908,295	(23,120)
Equities	2,687	(281)	1,793	(318)	4,480	(599)
	$1,811,199	$(32,129)	$349,212	$(19,702)	$2,160,411	$(51,831)

At December 31, 2005 and 2004, the Company had bonds which were rated less than investment grade of $1,083.6 million and $965.5 million, respectively, having an amortized cost of $1,091.4 million and $933.0 million, respectively. At December 31, 2005, approximately $61.6 million of the bonds rated less than investment grade were securities issued in Company-sponsored commercial mortgage loan securitizations. Approximately $1,802.1 million of bonds are not publicly traded.

The change in unrealized gains (losses), net of income tax, on fixed maturity and equity securities for the years ended December 31 is summarized as follows:

	2005	2004	2003
Fixed maturities	$(257,117)	$54,931	$110,499
Equity securities	2,032	1,001	2,371

The Company participates in securities lending, primarily as an investment yield enhancement, whereby securities that are held as investments are loaned to third parties for short periods of time. The Company requires collateral of 102% of the market value of the loaned securities to be separately maintained. The loaned securities’ market value is monitored, on a daily basis, with additional collateral obtained as necessary. At December 31, 2005, securities with a market value of $340.7 million were loaned

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(All dollar amounts in tables are in thousands)

2.   INVESTMENT OPERATIONS — (Continued)

under these agreements. As collateral for the loaned securities, the Company receives short-term investments, which are recorded in “short-term investments” with a corresponding liability recorded in “other liabilities” to account for the Company’s obligation to return the collateral.

At December 31, 2005, all of the Company’s mortgage loans were commercial loans of which 68% were retail, 12% were apartments, 10% were office buildings, 8% were warehouses, and 2% were other. The Company specializes in making mortgage loans on either credit-oriented or credit-anchored commercial properties. No single tenant’s leased space represents more than 2.3% of mortgage loans. Approximately 70% of the mortgage loans are on properties located in the following states listed in decreasing order of significance: Texas, Tennessee, Georgia, South Carolina, Alabama, North Carolina, Utah, Florida, Pennsylvania, Virginia, Ohio, and California. At December 31, 2005, the average mortgage loan was $2.4 million, and the weighted average interest rate was 6.7%. The largest single mortgage loan was $22.8 million.

Many of the mortgage loans have call provisions between 3 and 10 years. Assuming the loans are called at their next call dates, approximately $93.5 million would become due in 2006, $485.4 million in 2007 through 2010, $707.6 million in 2011 through 2015, and $172.2 million thereafter.

For several years the Company has offered a type of commercial mortgage loan under which the Company will permit a slightly higher loan-to-value ratio in exchange for a participating interest in the cash flows from the underlying real estate. As of December 31, 2005 and 2004, approximately $434.9 million and $439.8 million, respectively, of the Company’s mortgage loans have this participation feature.

At December 31, 2005 and 2004, the Company’s problem mortgage loans (over sixty days past due) and foreclosed properties totaled $22.3 million and $10.8 million, respectively. Since the Company’s mortgage loans are collateralized by real estate, any assessment of impairment is based upon the estimated fair value of the real estate. At December 31, 2005 and 2004, the Company had an allowance for mortgage loan credit losses of $6.8 million and $3.3 million, respectively. This allowance is calculated through analysis of specific loans that are believed to be at a higher risk of becoming impaired in the near future.

During the first quarter of 2005, Winn-Dixie Stores Inc. (“Winn-Dixie”), an anchor tenant in the Company’s mortgage loan portfolio, declared Chapter 11 bankruptcy. At December 31, 2005, the Company had 25 loans amounting to $66.3 million in loan balances in which Winn-Dixie was considered to be the anchor tenant for the underlying property (including 8 loans with balances of $14.3 million included in mortgage loan securitization trusts in which the Company holds retained beneficial interests). At December 31, 2005, the rents from Winn-Dixie represented approximately 49% of the total rents applicable to the properties underlying these loans (including approximately 68% of rents on loans in mortgage loan securitizations). On June 21, 2005, Winn-Dixie announced a reorganization plan that included selling or closing a number of stores that served as the anchor tenant for properties underlying loans in the Company’s mortgage loan portfolio. At December 31, 2005, the Company’s mortgage loan portfolio included 16 properties with rejected leases under this reorganization plan. Within the 16 loans on these properties, the Company has identified four potential impairments, and the mortgage loan allowance for credit losses at December 31, 2005 included $4.8 million related to these loans. The Company will continue to actively monitor these loans and assess them for potential impairments as circumstances develop in the future.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(All dollar amounts in tables are in thousands)

2.   INVESTMENT OPERATIONS — (Continued)

Certain investments, consisting of fixed maturities, equities, and investment real estate, with a carrying value of $6.4 million were non-income producing for the twelve months ended December 31, 2005.

During the third quarter of 2005, two major hurricanes caused a significant amount of property damage in the states of Louisiana, Mississippi, Alabama, and Texas. The Company’s mortgage loan portfolio includes 23 loans totaling $62.0 million in the areas impacted by these hurricanes. Of the underlying properties securing these 23 loans, only 3 (approximately $5.2 million in loan balances) sustained damage of any significance as a result of these storms. Repairs to these properties are underway, and should be complete by the end of the first quarter of 2006. The Company therefore has not identified any impairments on loans secured by properties in the hurricane impacted areas.

At December 31, 2005 and 2004, the Company had investments related to retained beneficial interests of mortgage loan securitizations of $225.6 million and $265.1 million, respectively.

Policy loan interest rates generally range from 3.0% to 12.0%.

3.   INCOME TAXES

The Company’s effective income tax rate related to continuing operations varied from the maximum federal income tax rate as follows:

	2005	2004	2003
Statutory federal income tax rate applied to pretax income	35.0%	35.0%	35.0%
Dividends received deduction and tax-exempt income	(1.7)	(1.5)	(1.2)
Low-income housing credit	0.0	0.0	(0.2)
Other	0.1	1.8	(0.2)
State income taxes	1.4	0.6	0.3
Effective income tax rate	34.8%	35.9%	33.7%

The provision for federal income tax differs from amounts currently payable due to certain items reported for financial statement purposes in periods which differ from those in which they are reported for income tax purposes.

The components of the Company’s income tax expense for the years ended December 31 are as follows:

	2005	2004	2003
Taxes estimated to be payable currently:
Federal	$16,318	$110,957	$75,105
State	2,717	3,305	1,448
Total current	$19,035	$114,262	$76,553
Taxes deferred:
Federal	$103,187	$18,964	$41,379
State	3,337	0	0
Total deferred	$106,524	$18,964	$41,379

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(All dollar amounts in tables are in thousands)

3.   INCOME TAXES — (Continued)

During the year ended December 31, 2004, the Company adopted SOP 03-1 and recognized a deferred tax benefit of approximately $8,508.

The components of the Company’s net deferred income tax liability as of December 31 were as follows:

	2005	2004
Deferred income tax assets:
Policy and policyholder liability reserves	$387,757	$327,938
Intercompany losses	31,924	34,641
Deferred compensation	8,923	11,144
Other	0	32,528
	428,604	406,251
Deferred income tax liabilities:
Deferred policy acquisition costs	684,758	563,636
Unrealized gains on investments	28,797	127,616
Other	5,280	0
	718,835	691,252
Net deferred income tax liability	$290,231	$285,001

Under pre-1984 life insurance company income tax laws, a portion of the Company’s gain from operations which was not subject to current income taxation was accumulated for income tax purposes in a memorandum account designated as Policyholders’ Surplus. The aggregate accumulation in this account at December 31, 2005, was approximately $70.5 million. Should the accumulation in the Policyholders’ Surplus account exceed certain stated maximums, or should distributions including cash dividends be made to PLC in excess of approximately $1.8 billion, such excess would be subject to federal income taxes at rates then effective. Legislation was enacted in 2004 which will suspend application of this provision for tax years 2005 and 2006. Deferred income taxes have not been provided on amounts designated as Policyholders’ Surplus. Under current income tax laws, the Company does not anticipate paying income tax on amounts in the Policyholders’ Surplus accounts.

The Company’s income tax returns are included in the consolidated income tax returns of PLC. The allocation of income tax liabilities among affiliates is based upon separate income tax return calculations. At December 31, 2005 and 2004, $(78.3) million and $24.9 million, respectively, were (due from) / payable to PLC for income tax liabilities.

4.   DEBT AND OTHER OBLIGATIONS

Notes Payable

The Company had a mortgage note on investment real estate amounting to approximately $2.2 million that was paid off in 2005.

Liabilities Related to Variable Interest Entities

In accordance with FIN 46, the Company consolidated, as of March 31, 2004, a real estate investment company previously reported as an investment. This consolidation resulted in the recognition of notes

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(All dollar amounts in tables are in thousands)

4.   DEBT AND OTHER OBLIGATIONS — (Continued)

payable owed by the investment company. The $42.6 million and $60.6 million reported on the balance sheet in “liabilities related to variable interest entities” at December 31, 2005 and 2004, respectively, are not the legal obligations of the Company, but will be repaid with cash flows generated by the separate entity’s operations.

Non-Recourse Funding Obligations

On August 26, 2005, Golden Gate Captive Insurance Company (“Golden Gate”), a special purpose financial captive insurance company wholly owned by the Company, issued $100 million of non-recourse funding obligations, which bear a floating rate of interest and mature in 2037. These non-recourse funding obligations were issued under a surplus notes facility established with certain purchasers through which Golden Gate may issue up to an aggregate of $400 million of non-recourse funding obligations through June 2007. On December 28, 2005, Golden Gate issued an additional $25 million of non-recourse funding obligations under this facility. The total obligations outstanding at December 31, 2005 were $125.0 million, at an interest rate of 5.6%. The non-recourse funding obligations are direct financial obligations of Golden Gate and are not guaranteed by the Company or PLC. The non-recourse obligations are represented by surplus notes that were issued to fund statutory reserves required by the Valuation of Life Insurance Policies Regulation (“Regulation XXX”). Any payment of principal of, including by redemption, or interest on the Notes may only be made with the prior approval of the Director of Insurance of the State of South Carolina in accordance with the terms of its licensing order and in accordance with applicable law. Under the terms of the notes, the holders of the notes cannot require repayment from PLC, the Company, or any of PLC’s other subsidiaries, other than Golden Gate, the direct issuer of the notes, although PLC has agreed to indemnify Golden Gate for certain costs and obligations (which obligations do not include payment of principle and interest on the notes). In addition, PLC has entered into certain support agreements with Golden Gate obligating PLC to make capital contributions to Golden Gate or provide support related to certain of Golden Gate’s expenses and in certain circumstances, to collateralize certain of PLC’s obligations to Golden Gate.

Other Obligations

The Company routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another’s behalf. Receivables and payables among affiliates are generally settled monthly.

Interest Expense

Interest expense on debt and other obligations totaled $10.6 million, $5.5 million, and $1.6 million in 2005, 2004, and 2003, respectively.

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

5.   COMMITMENTS AND CONTINGENT LIABILITIES

The Company leases administrative and marketing office space in 20 cities including Birmingham, with most leases being for periods of three to ten years. The aggregate annualized rent is approximately $5.2 million. The following is a schedule by year of future minimum rental payments required under these leases:

Year	Amount
2006	$5,236
2007	4,336
2008	4,322
2009	3,570
2010	2,958
Thereafter	4,695

Additionally, the Company leases a building contiguous to its home office, which expires in February 2007. Lease payments in 2006 approximate $3.1 million. At the end of the lease term the Company may purchase the building for approximately $75 million.

Under insurance guaranty fund laws, in most states insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. The Company does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength.

A number of civil jury verdicts have been returned against insurers and other providers of financial services involving sales practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or persons with whom the insurer does business, and other matters. Increasingly these lawsuits have resulted in the award of substantial judgments that are disproportionate to the actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in awarding punitive and non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given lawsuit or arbitration. Arbitration awards are subject to very little appellate review. In addition, in some class action and other lawsuits, companies have made material settlement payments. The Company, like other financial service companies, in the ordinary course of business, is involved in such litigation and in arbitration. Although the outcome of any such litigation or arbitration cannot be predicted, the Company believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the financial position, results of operations, or liquidity of the Company.

6.   SHARE-OWNER’S EQUITY AND STOCK-BASED COMPENSATION

PLC owns all of the 2,000 shares of preferred stock issued by the Company’s subsidiary, Protective Life and Annuity Insurance Company (“PL&A”). The stock pays, when and if declared, noncumulative participating dividends to the extent PL&A’s statutory earnings for the immediately preceding fiscal year exceeded $1.0 million. In 2005, 2004, and 2003, PL&A paid no dividends to PLC on its preferred stock.

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

6.   SHARE-OWNER’S EQUITY AND STOCK-BASED COMPENSATION — (Continued)

PLC has an Employee Stock Ownership Plan (“ESOP”). On December 1, 1990, the Company transferred to the ESOP 520,000 shares of PLC’s common stock held by it in exchange for a note. The outstanding balance of the note, $2.5 million at December 31, 2005, is accounted for as a reduction to share-owner’s equity. The stock is used to match employee contributions to PLC’s 401(k) and Stock Ownership Plan (“401(k) Plan”) and to provide other employee benefits. The ESOP shares are dividend paying, and dividends are used to pay the ESOP’s note to the Company.

Since 1973, PLC has had stock-based incentive plans to motivate management to focus on PLC’s long-range performance through the awarding of stock-based compensation. Under plans approved by share owners in 1997 and 2003, up to 6,500,000 PLC shares may be issued in payment of awards. Certain Company employees participate in PLC’s stock-based incentive plans and receive stock appreciation rights (“SARs”) from PLC.

The criteria for payment of performance awards is based primarily upon a comparison of PLC’s average return on average equity (for 2005 awards) or average return on equity and total rate of return over a four-year period for previous awards (earlier upon the death, disability, or retirement of the executive, or in certain circumstances, upon a change in control of PLC) to that of a comparison group of publicly held life and multiline insurance companies. If PLC’s results are below the median of the comparison group (40th percentile for 2005 awards), no portion of the award is earned. If PLC’s results are at or above the 90th percentile, the award maximum is earned. Awards are paid in shares of PLC Common Stock.

Performance shares and performance-based stock appreciation rights (“P-SARs”) awarded in 2005, 2004, 2003, 2002, and 2001, and the estimated fair value of the awards at grant date are as follows:

Year Awarded	Performance Shares	P-SARs	Estimated Fair Value
2005	120,540		$4,600
2004	125,670		4,600
2003	148,730		3,900
2002	192,360		5,700
2001	153,490	40,000	4,900

Performance shares are equivalent in value to one share of PLC Common Stock times the award earned percentage payout. P-SARs convert to the equivalent of one SAR if earned times the award percentage payout. The 40,000 P-SARs awarded in 2001 were not earned and have been canceled. The P-SARs, once converted to SARs, expire 10 years after the grant date. At December 31, 2005, the total outstanding performance shares related to these performance-based plans measured at maximum payouts were 890,108.

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

6.   SHARE-OWNER’S EQUITY AND STOCK-BASED COMPENSATION — (Continued)

Between 1996 and 2005 SARs were granted (in addition to the P-SARs discussed above) to certain officers of the Company to provide long-term incentive compensation based solely on the performance of PLC’s Common Stock. The SARs are exercisable either in four equal annual installments beginning one year after the date of grant or after five years depending on the terms of the grant (earlier upon the death, disability, or retirement of the officer, or in certain circumstances, of a change in control of PLC) and expire after ten years or upon termination of employment. The SARs activity as well as weighted average base price for 2003, 2004, and 2005 is as follows:

	Weighted Average Base Price	No. of SARs
Balance at December 31, 2002	$23.90	1,498,823
SARs granted	26.49	95,000
P-SARs converted	22.31	45,838
P-SARs canceled	30.77	(22,500)
Balance at December 31, 2003	23.91	1,617,161
P-SARs converted	22.31	401,818
SARs exercised	18.68	(451,036)
Balance at December 31, 2004	25.01	1,567,943
SARs granted	41.05	119,400
SARs exercised	21.19	(220,133)
Balance at December 31, 2005	26.89	1,467,210

The outstanding SARs at December 31, 2005, were at the following base prices:

Base Price	SARs Outstanding	Remaining Life in Years	Currently Exercisable
$17.44	180,000	1	180,000
26.49	15,000	1	15,000
32.00	30,000	1	30,000
22.31	555,310	4	555,310
31.26	50,000	5	0
31.29	2,500	5	0
32.00	435,000	6	0
26.49	80,000	7	0
41.05	119,400	9	0

The SARs issued in 2003 and 2005 had estimated fair values at grant date of $0.6 million and $1.7 million, respectively. The fair value of the 2003 SARs was estimated using a Black-Scholes option pricing model. Assumptions used in the model were as follows: expected volatility of 25.0% (approximately equal to that of the S&P Life and Health Insurance Index), a risk-free interest rate of 3.1%, a dividend rate of 1.9%, and an expected exercise date of 2009. The fair value of the 2005 SARs was estimated using a Black-Scholes option pricing model. The assumptions used for the 2005 SARs varied depending on the vesting period of awards. Assumptions used in the model were as follows: expected volatility ranged from 24.1% to 31.9%, a risk-free interest rate ranging from 4.1 to 4.3%, a dividend rate of 2.0%, and the

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

6.   SHARE-OWNER’S EQUITY AND STOCK-BASED COMPENSATION — (Continued)

expected exercise date ranged from 2010 to 2014. PLC will pay an amount in stock equal to the difference between the specified base price of PLC’s Common Stock and the market value at the exercise date for each SAR.

The expense recorded by PLC for its stock-based compensation plans was $6.1 million, $4.8 million, and $5.5 million in 2005, 2004, and 2003, respectively. PLC’s obligations of its stock-based compensation plans that are expected to be settled in shares of PLC’s Common Stock are reported as a component of PLC’s share-owners’ equity.

At December 31, 2005, approximately $1,734.9 million of consolidated share-owner’s equity, excluding net unrealized gains on investments, represented net assets of the Company and its subsidiaries that cannot be transferred to PLC in the form of dividends, loans, or advances. In addition, the Company and its subsidiaries are subject to various state statutory and regulatory restrictions on their ability to pay dividends to PLC. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to PLC by the Company in 2006 is estimated to be $137.5 million.

7.   RELATED PARTY MATTERS

The Company leases furnished office space and computers to affiliates. Lease revenues were $0.2 million in 2005, $5.6 million in 2004, and $4.7 million in 2003. The Company purchases data processing, legal, investment and management services from affiliates. The costs of such services were $101.7 million, $100.8 million, and $93.1 million in 2005, 2004, and 2003, respectively. Commissions paid to affiliated marketing organizations of $0.1 million, $3.2 million, and $2.5 million, in 2005, 2004, and 2003, respectively, were included in deferred policy acquisition costs.

Certain corporations with which PLC’s directors were affiliated paid the Company premiums and policy fees or other amounts for various types of insurance and investment products. Such premiums, policy fees, and other amounts totaled $9.0 million, $10.5 million, and $12.2 million in 2005, 2004, and 2003, respectively. The Company and/or PLC paid commissions, interest on debt and investment products, and fees to these same corporations totaling $2.2 million, $2.6 million, and $2.1 million in 2005, 2004, and 2003, respectively.

8.   STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS

Financial statements prepared in conformity with GAAP differ in some respects from the statutory accounting practices prescribed or permitted by insurance regulatory authorities. The most significant differences are as follows: (a) acquisition costs of obtaining new business are deferred and amortized over the approximate life of the policies rather than charged to operations as incurred; (b) benefit liabilities are computed using a net level method and are based on realistic estimates of expected mortality, interest, and withdrawals as adjusted to provide for possible unfavorable deviation from such assumptions; (c) deferred income taxes are not subject to statutory limitations as to amounts recognized and are recognized through earnings as opposed to being charged to share-owners’ equity; (d) the Asset Valuation Reserve and

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

8.   STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS — (Continued)

Interest Maintenance Reserve are restored to share-owners’ equity; (e) furniture and equipment, agents’ debit balances, and prepaid expenses are reported as assets rather than being charged directly to surplus (referred to as nonadmitted assets); (f) certain items of interest income, such as mortgage and bond discounts, are amortized differently; and (g) bonds are recorded at their market values instead of amortized cost.

The net income and share-owner’s equity prepared in conformity with statutory reporting practices compared to that reported in the accompanying consolidated financial statements are as follows:

	Net Income (Loss)			Share-Owner’s Equity
	2005	2004	2003	2005	2004	2003
In conformity with statutory reporting practices(1)	$(18,420)	$202,980	$274,244	$1,381,564	$1,317,719	$1,135,942
In conformity with GAAP	$235,656	$222,136	$232,040	$2,930,394	$2,885,064	$2,629,798

(1)          Consolidated

The statutory net loss for 2005 is the result of an increase in the level of reserves maintained for statutory reporting practices. An amendment to Actuarial Guideline 38 increased the level of statutory reserves required for certain universal life with secondary guaranty insurance products issued on or after July 1, 2005. Additionally, during 2005 statutory reserves required by Regulation XXX were reinsured with a special purpose finance captive insurance company wholly owned by the Company. A substantial portion of these reserves were previously reinsured with unaffiliated reinsurers.

As of December 31, 2005, the Company had on deposit with regulatory authorities, fixed maturity and short-term investments with a market value of approximately $29.7 million.

9.   OPERATING SEGMENTS

The Company operates several business segments each having a strategic focus. An operating segment is generally distinguished by products and/or channels of distribution. A brief description of each segment follows.

•       The Life Marketing segment markets level premium term and term-like insurance, universal life, variable universal life and bank owned life insurance (“BOLI”) products on a national basis primarily through networks of independent insurance agents and brokers, stockbrokers, and independent marketing organizations.

•       The Acquisitions segment focuses on acquiring, converting, and servicing policies acquired from other companies. The segment’s primary focus is on life insurance policies sold to individuals.

•       The Annuities segment manufactures, sells, and supports fixed and variable annuity products. These products are primarily sold through stockbrokers, but are also sold through financial institutions and independent agents and brokers.

•       The Stable Value Products segment sells guaranteed funding agreements (“GFAs”) to special purpose entities that in turn issue notes or certificates in smaller, transferable denominations. The segment also markets fixed and floating rate funding agreements directly to the trustees of

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

9.   OPERATING SEGMENTS — (Continued)

municipal bond proceeds, institutional investors, bank trust departments, and money market funds. Additionally, the segment markets guaranteed investment contracts (“GICs”) to 401(k) and other qualified retirement savings plans.

•       The Asset Protection segment primarily markets extended service contracts and credit life and disability insurance to protect consumers’ investments in automobiles and watercraft. In addition, the segment markets an inventory protection product and a guaranteed asset protection (“GAP”) product.

The Company has an additional segment referred to as Corporate and Other. The Corporate and Other segment primarily consists of net investment income and expenses not attributable to the segments above (including net investment income on unallocated capital and interest on debt). This segment also includes earnings from several small non-strategic lines of business (mostly cancer insurance, residual value insurance, surety insurance, and group annuities), various investment-related transactions, and the operations of several small subsidiaries. The surety and residual value insurance lines were moved from the Asset Protection segment to Corporate and Other in 2004, and prior period segment data has been restated to reflect the change.

The Company uses the same accounting policies and procedures to measure segment operating income and assets as it uses to measure its consolidated net income and assets. Segment operating income is generally income before income tax excluding net realized investment gains and losses (net of the related amortization of DAC and participating income from real estate ventures), and the cumulative effect of change in accounting principle. Periodic settlements of derivatives associated with corporate debt and certain investments and annuity products are included in realized gains and losses but are considered part of operating income because the derivatives are used to mitigate risk in items affecting consolidated and segment operating income. Segment operating income represents the basis on which the performance of the Company’s business is internally assessed by management. Premiums and policy fees, other income, benefits and settlement expenses, and amortization of DAC are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner that most appropriately reflects the operations of that segment. Investments and other assets are allocated based on statutory policy liabilities, while DAC and goodwill are shown in the segments to which they are attributable.

There are no significant intersegment transactions.

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

9.   OPERATING SEGMENTS — (Continued)

The following tables summarize financial information for the Company’s segments. Asset adjustments represent the inclusion of assets related to discontinued operations.

	2005	2004	2003
Revenues
Life Marketing	$ 550,517	$ 446,534	$ 429,441
Acquisitions	411,610	439,103	462,695
Annuities	287,844	257,059	277,096
Stable Value Products	294,650	281,409	242,860
Asset Protection	263,280	274,095	319,052
Corporate and Other	129,132	118,460	107,111
Total revenues	$ 1,937,033	$ 1,816,660	$ 1,838,255
Segment operating income (loss)
Life Marketing	$ 161,858	$ 163,177	$ 159,957
Acquisitions	80,721	87,268	96,700
Annuities	30,792	15,279	13,190
Stable Value Products	54,798	53,159	38,911
Asset Protection	23,991	18,628	16,019
Corporate and Other	39,056	13,637	(20,835)
Total segment operating income	391,216	351,148	303,942
Realized investment gains (losses) — investments(1)	4,344	23,836	47,817
Realized investment gains (losses) — derivatives(2)	(34,345)	(3,821)	(1,787)
Income tax expense	(125,559)	(133,226)	(117,932)
Net income before cumulative effect of change in accounting principle	235,656	237,937	232,040
Cumulative effect of change in accounting principle	0	(15,801)	0
Net income	$ 235,656	$ 222,136	$ 232,040

(1)

Realized investment gains (losses) — investments	$ 37,934	$ 30,771	$ 66,764
Less participating income from real estate ventures	8,684	0	0
Less related amortization of DAC	24,906	6,935	18,947
	$ 4,344	$ 23,836	$ 47,817

(2)

Realized investment gains (losses) — derivatives	$ (31,819)	$ 2,726	$ 8,249
Less settlements on certain interest rate swaps	2,877	(6,547)	(10,036)
Less derivative losses related to certain annuities	(351)	0	0
	$ (34,345)	$ (3,821)	$ (1,787)

PROTECTIVE LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(All dollar amounts in tables are in thousands)

9.   OPERATING SEGMENTS — (Continued)

	2005	2004	2003
Net investment income
Life Marketing	$ 260,914	$ 237,049	$ 229,913
Acquisitions	223,201	232,499	246,143
Annuities	218,678	210,886	224,330
Stable Value Products	310,715	268,184	233,104
Asset Protection	31,221	30,841	36,423
Corporate and Other	83,191	49,747	10,830
Total net investment income	$ 1,127,920	$ 1,029,206	$ 980,743
Amortization of deferred policy acquisition costs
Life Marketing	$ 55,688	$ 58,970	$ 66,078
Acquisitions	27,072	28,652	32,690
Annuities	37,512	32,271	38,196
Stable Value Products	4,694	3,480	2,279
Asset Protection	68,623	72,273	80,320
Corporate and Other	4,063	4,484	5,544
Total amortization of deferred policy acquisition costs	$ 197,652	$ 200,130	$ 225,107

	Operating Segment Assets December 31, 2005
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$ 7,205,218	$ 3,940,294	$ 6,062,542	$ 5,959,112
Deferred policy acquisition costs	1,584,121	304,837	128,930	19,102
Goodwill	0	0	0	0
Total assets	$ 8,789,339	$ 4,245,131	$ 6,191,472	$ 5,978,214

	Asset	Corporate		Total
	Protection	and Other	Adjustments	Consolidated
Investments and other assets	$ 718,389	$ 2,172,036	$ 38,110	$ 26,095,701
Deferred policy acquisition costs	159,740	7,381	0	2,204,111
Goodwill	38,782	0	0	38,782
Total assets	$ 916,911	$ 2,179,417	$ 38,110	$ 28,338,594

	Operating Segment Assets December 31, 2004
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$ 5,961,091	$ 4,063,711	$ 5,977,030	$ 5,377,917
Deferred policy acquisition costs	1,262,637	337,372	81,250	18,301
Goodwill	0	0	0	0
Total assets	$ 7,223,728	$ 4,401,083	$ 6,058,280	$ 5,396,218

	Asset Protection	Corporate and Other	Adjustments	Total Consolidated
Investments and other assets	$ 817,114	$ 2,469,953	$ 43,108	$ 24,709,924
Deferred policy acquisition costs	116,636	8,908	0	1,825,104
Goodwill	36,182	0	0	36,182
Total assets	$ 969,932	$ 2,478,861	$ 43,108	$ 26,571,210

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(All dollar amounts in tables are in thousands)

10.   EMPLOYEE BENEFIT PLANS

PLC sponsors a defined benefit pension plan covering substantially all of its employees, including Company employees. The plan is not separable by affiliates participating in the plan. The benefits are based on years of service and the employee’s highest thirty-six consecutive months of compensation. The Company’s funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements of ERISA plus such additional amounts as the Company may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

At December 31, 2005, PLC estimated that its 2006 defined benefit pension plan expense will be $7.0 million, which is PLC’s estimate of its expected contributions for 2006. The measurement date used to determine the benefit expense and benefit obligations of the plan is December 31, 2005.

The actuarial present value of benefit obligations and the funded status of the defined benefit pension plan at December 31 are as follows:

	2005	2004
Benefit obligation at beginning of year	$97,399	$77,454
Service cost	5,950	5,408
Interest cost	5,922	5,506
Actuarial loss	4,041	10,756
Benefits paid	(2,017)	(1,725)
Benefit obligation at end of year	111,295	97,399
Fair value of plan assets at beginning of year	99,890	74,071
Actual return on plan assets	5,993	7,780
Employer contributions	9,855	19,764
Benefits paid	(2,017)	(1,725)
Fair value of plan assets at end of year	113,721	99,890
Funded status	2,426	2,491
Unrecognized net actuarial loss	39,828	36,056
Unrecognized prior service cost	1,244	1,458
Net pension asset	$43,498	$40,005
Accumulated benefit obligation	$93,360	$80,526
Fair value of assets	$113,721	$99,890
Unfunded accumulated benefit obligation	$0	$0

Weighted-average assumptions used to determine the benefit obligations of the defined benefit pension plan as of December 31 were as follows:

	2005	2004
Discount rate	5.63%	5.75%
Rate of compensation increase	3.75	3.75

The assumed discount rate used to determine the benefit obligations of the defined benefit pension plan was based on an analysis of future benefits expected to be paid under the plan. The assumed discount rate reflects the interest rate at which an amount that is invested in a portfolio of high-quality debt

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(All dollar amounts in tables are in thousands)

10.   EMPLOYEE BENEFIT PLANS — (Continued)

instruments on the measurement date would provide the future cash flows necessary to pay benefits when they come due.

Components of the net periodic benefit cost of the defined benefit pension plan for the years ended December 31 are as follows:

	2005	2004	2003
Service cost — Benefits earned during the period	$5,950	$5,408	$4,513
Interest cost on projected benefit obligation	5,922	5,506	4,666
Expected return on plan assets	(8,371)	(6,864)	(5,604)
Amortization of prior service cost	214	214	214
Amortization of actuarial losses	2,647	1,920	1,049
Net periodic benefit cost	$6,362	$6,184	$4,838

Weighted-average assumptions used to determine the net pension cost of the defined benefit pension plan for the years ended December 31 are as follows:

	2005	2004	2003
Discount rate	5.75%	6.25%	6.75%
Rates of compensation increase	3.75	4.00	4.50
Expected long-term return on plan assets	8.25	8.50	8.50

Plan assets of the defined benefit pension plan by category as of December 31 were as follows:

	Target Allocation for 2006	2005	2004
Cash and cash equivalents	2.0%	1.3%	2.7%
Equity securities	60.0	67.6	68.8
Fixed income	38.0	31.1	28.5
Total	100.0%	100.0%	100.0%

Prior to July 1999, upon an employee’s retirement, a distribution from pension plan assets was used to purchase a single premium annuity from the Company in the retiree’s name. Therefore, amounts shown above as plan assets exclude assets relating to such retirees. Since July 1999, retiree obligations have been fulfilled from pension plan assets. The defined benefit pension plan has a target asset allocation of 60% domestic equities, 38% fixed income, and 2% cash and cash equivalents. When calculating asset allocation, PLC includes reserves for pre-July 1999 retirees. Based on historical data of the domestic equity markets and PLC’s group annuity investments, the plan’s target asset allocation would be expected to earn annualized returns in excess of 9% per year. In arriving at the plan’s 8.25% expected rate of return, PLC has adjusted this historical data to reflect lower expectations for equity returns. The plan’s equity assets are invested in a domestic equity index collective trust managed by Northern Trust Corporation. The plan’s cash equivalents are invested in a collective trust managed by Northern Trust Corporation. The plan’s fixed income assets are invested in a group annuity contract with the Company.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(All dollar amounts in tables are in thousands)

10.   EMPLOYEE BENEFIT PLANS — (Continued)

Estimated future benefit payments under the defined benefit pension plan are as follows:

Year	Amount
2006	$2,079
2007	2,388
2008	2,817
2009	3,155
2010	3,717
2011-2015	28,932

PLC also sponsors an unfunded excess benefits plan, which is a nonqualified plan that provides defined pension benefits in excess of limits imposed on qualified plans by federal tax law. At December 31, 2005 and 2004, the projected benefit obligation of this plan totaled $23.8 million and $21.6 million, respectively, of which $17.3 million and $16.3 million, respectively, have been recognized in the PLC’s financial statements. PLC estimates that it will expense $1.2 million related to this plan in 2006.

Weighted-average assumptions used to determine the benefit obligations of the unfunded excess benefit plan as of December 31 were as follows:

	2005	2004
Discount rate	5.63%	5.75%
Rates of compensation increase	4.75	4.75

Components of the net periodic benefit cost of the unfunded excess benefits plan for the years ended December 31 are as follows:

	2005	2004	2003
Service cost — Benefits earned during the period	$629	$542	$485
Interest cost on projected benefit obligation	1,276	1,302	1,182
Amortization of prior service cost	14	16	16
Amortization of actuarial losses	372	309	118
Cost of divestiture and special termination benefits	0	0	81
Net periodic benefit cost	$2,291	$2,169	$1,882

Weighted average assumptions used to determine the net pension cost of the excess benefits plan for the years ended December 31 are as follows:

	2005	2004	2003
Discount rate	5.75%	6.25%	6.75%
Rates of compensation increase	4.75	5.00	5.50

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(All dollar amounts in tables are in thousands)

10.   EMPLOYEE BENEFIT PLANS — (Continued)

Estimated benefit payments under the excess benefits plan are as follows:

Year	Amount
2006	$1,197
2007	1,230
2008	1,288
2009	1,319
2010	1,379
2011-2015	7,872

In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. This postretirement benefit is provided by an unfunded plan. This benefit has no material effect on PLC’s consolidated financial statements. For a closed group of retirees over age 65, PLC provides a prescription drug benefit. At December 31, 2005 and 2004, PLC’s liability related to this benefit was $0.2 million and $0.3 million, respectively. PLC’s obligation is not materially affected by a 1% change in the healthcare cost trend assumptions used in the calculation of the obligation.

Life insurance benefits for retirees from $9,000 up to a maximum of $75,000 are provided through the payment of premiums under a group life insurance policy. This plan is partially funded at a maximum of $50,000 face amount of insurance.

PLC sponsors a defined contribution retirement plan which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by Section 401(k) of the Internal Revenue Code. The Company has established an Employee Stock Ownership Plan (“ESOP”) to match voluntary employee contributions to the Company’s 401(k) Plan. In 1994, a stock bonus component was added to the 401(k) Plan for employees who are not otherwise under a bonus or sales incentive plan. Expense related to the ESOP consists of the cost of the shares allocated to participating employees plus the interest expense on the ESOP’s note payable to the Company less dividends on shares held by the ESOP. All shares held by the ESOP are treated as outstanding for purposes of computing earnings per share. At December 31, 2005, PLC had committed approximately 100,315 shares (99,286 shares to be released from the ESOP and 1,029 shares to be reissued from treasury) to fund the 401(k) Plan match. The expense recorded by PLC for these employee benefits was $2.2 million, $2.0 million, and $0.6 million in 2005, 2004, and 2003, respectively.

Effective as of January 1, 2005, PLC adopted a supplemental matching contribution program, which is a nonqualified plan that provides supplemental matching contributions in excess of the limits imposed on qualified defined contribution plans by federal tax law. The first allocations under this program will be made in early 2006, with respect to the 2005 plan year. The expense recorded by the Company for this employee benefit was $0.3 million in 2005.

The Company’s share of net costs related to employee benefit plans was approximately $6.3 million, $5.5 million, and $6.9 million, in 2005, 2004, and 2003 respectively.

11.   REINSURANCE

The Company reinsures certain of its risks with (cedes), and assumes risks from, other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Under yearly renewable term

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(All dollar amounts in tables are in thousands)

11.   REINSURANCE — (Continued)

agreements, the Company reinsures only the mortality risk, while under coinsurance, the Company reinsures a proportionate part of all risks arising under the reinsured policy. Under coinsurance, the reinsurer receives a proportionate part of the premiums less commissions and is liable for a corresponding part of all benefit payments. Modified coinsurance is accounted for similarly to coinsurance except that the liability for future policy benefits is held by the original company, and settlements are made on a net basis between the companies.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company continues to monitor the consolidation of reinsurers and the concentration of credit risk the Company has with any reinsurer, as well as the financial condition of its reinsurers. At December 31, 2005, the Company had reinsured approximately 84.1% of the face value of its life insurance in force. The Company had reinsured approximately 51.0% of the face value of its life insurance in force with three reinsurers (Lincoln National Life Insurance Co., Swiss Re Life & Health America Inc., and Security Life of Denver Insurance Co.) These reinsurers had a minimum Standard & Poor’s rating of AA- and a minimum A. M. Best rating of A+. The Company has not experienced any credit losses for the years ended December 31, 2005, 2004, or 2003 related to these reinsurers. The Company sets a limit on the amount of insurance retained on the life of any one person. In 2005, the Company increased its retention from $500,000 to $1,000,000 on any one life.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with reinsured policies.

The Company has reinsured approximately $393.6 billion, $354.0 billion, and $292.7 billion in face amount of life insurance risks with other insurers representing $981.8 million, $941.7 million, and $765.3 million of premium income for 2005, 2004, and 2003, respectively. Additionally, the Company has assumed approximately $23.2 billion, $29.4 billion, and $22.2 billion in face amount of life insurance risks from other insurers, representing $221.8 million, $219.9 million, and $247.6 million of premium income for 2005, 2004, and 2003, respectively.

The Company has also reinsured accident and health risks representing $43.9 million, $60.6 million, and $61.6 million of premium income, while it has assumed accident and health risks representing $4.1 million, $25.5 million, and $59.6 million of premium income for 2005, 2004, and 2003, respectively. In addition, the Company reinsured property and casualty risks representing $118.3 million, $122.4 million, and $91.0 million of premium income, while it assumed property and casualty risks representing $13.4 million, $27.6 million, and $65.7 million of premium income for 2005, 2004, and 2003, respectively.

In 2005 and 2004, policy and claim reserves relating to insurance ceded of $2,993.2 million and $2,750.3 million, respectively, are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, obligation to pay such claim would remain with the

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(All dollar amounts in tables are in thousands)

11.   REINSURANCE — (Continued)

Company. At December 31, 2005 and 2004, the Company had paid $57.7 million and $63.1 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, at December 31, 2005 and 2004, the Company had receivables of $66.6 million and $66.9 million, respectively, related to insurance assumed.

In 2002, the Company discovered that it had overpaid reinsurance premiums to several reinsurance companies of approximately $94.5 million. In 2003, the Company substantially completed its recovery of the reinsurance overpayments. As a result, the Company increased premiums and policy fees by $18.4 million in 2003. The increase in premiums and policy fees resulted in $6.1 million of additional amortization of DAC. As a result of the recoveries, income before income tax increased $12.3 million in 2003. During 2004, the Company adjusted its estimate of the remaining expected receipts, resulting in a $1.3 million decrease in income before income tax.

12.   ESTIMATED FAIR VALUES OF FINANCIAL INSTRUMENTS

The carrying amounts and estimated fair values of the Company’s financial instruments at December 31 are as follows:

	2005		2004
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Assets (see Notes 1 and 2):
Investments:
Fixed maturities	$15,037,225	$15,037,225	$13,987,174	$13,987,174
Equity securities	85,340	85,340	29,050	29,050
Mortgage loans on real estate	3,287,745	3,422,808	3,005,418	3,173,656
Short-term investments	755,805	755,805	1,046,043	1,046,043
Liabilities (see Notes 1 and 4):
Stable value product account balances	6,057,721	6,004,310	5,562,997	5,589,665
Annuity account balances	3,388,005	3,327,309	3,463,477	3,454,065
Notes payable	0	0	2,202	2,202
Other (see Note 1):
Derivative financial instruments	71,241	71,241	199,426	199,426

Except as noted below, fair values were estimated using quoted market prices.

The Company estimates the fair value of its mortgage loans using discounted cash flows from the next call date. The Company believes the fair value of its short-term investments and notes payable to banks approximates book value due to being either short-term or having a variable rate of interest. The Company also believes the fair value of its non-recourse funding obligations approximate book value.

The Company estimates the fair value of its stable value products and annuities using discounted cash flows and surrender values, respectively.

The Company believes it is not practicable to determine the fair value of its policy loans since there is no stated maturity, and policy loans are often repaid by reductions to policy benefits.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(All dollar amounts in tables are in thousands)

12.   ESTIMATED FAIR VALUES OF FINANCIAL INSTRUMENTS — (Continued)

The Company estimates the fair value of its derivative financial instruments using market quotes or derivative pricing models. The fair values represent the net amount of cash the Company would have received (or paid) had the contracts been terminated on December 31.

13.   CONSOLIDATED QUARTERLY RESULTS (UNAUDITED)

The Company’s unaudited consolidated quarterly operating data for the years ended December 31, 2005 and 2004 are presented below. In the opinion of management, all adjustments (consisting only of normal recurring items) necessary for a fair statement of quarterly results have been reflected in the following data. It is also management’s opinion, however, that quarterly operating data for insurance enterprises are not necessarily indicative of results that may be expected in succeeding quarters or years. In order to obtain a more accurate indication of performance, there should be a review of operating results, changes in share-owner’s equity, and cash flows for a period of several quarters. Amounts shown for the first quarter of 2004 have been restated from the amount originally reported due to the Company’s adoption of SOP 03-1 (see Note 1 for further detail).

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
2005
Premiums and policy fees	$466,705	$482,790	$458,031	$472,394
Reinsurance ceded	(279,534)	(309,438)	(251,423)	(303,593)
Net of reinsurance ceded	187,171	173,352	206,608	168,801
Net investment income	275,695	269,161	293,524	289,540
Realized investment gains (losses)	22,030	(23,569)	8,999	(1,345)
Other income	14,211	16,661	18,462	17,732
Total revenues	499,107	435,605	527,593	474,728
Benefits and expenses	407,987	371,239	428,451	368,141
Income before income tax	91,120	64,366	99,142	106,587
Income tax expense	31,409	21,674	33,465	39,011
Net income	$59,711	$42,692	$65,677	$67,576
2004
Premiums and policy fees	$439,229	$451,330	$456,973	$475,293
Reinsurance ceded	(244,867)	(280,723)	(273,074)	(325,987)
Net of reinsurance ceded	194,362	170,607	183,899	149,306
Net investment income	251,023	256,741	259,945	261,497
Realized investment gains (losses)	15,001	12,735	5,429	332
Other income	13,939	12,382	14,766	14,696
Total revenues	474,325	452,465	464,039	425,831
Benefits and expenses	376,553	351,727	373,416	343,801
Income before income tax and cumulative effect of change in accounting principle	97,772	100,738	90,623	82,030
Income tax expense	33,937	32,107	34,979	32,203
Cumulative effect of change in accounting principle, net of income tax	(15,801)	0	0	0
Net income	$48,034	$68,631	$55,644	$49,827

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(All dollar amounts in tables are in thousands)

14.   SUBSEQUENT EVENT (UNAUDITED)

On February 7, 2006, the Company entered into a Stock Purchase Agreement (the “Agreement”) with JPMorgan Chase & Co. (“JPMC”) and two wholly-owned subsidiaries of JPMC, Banc One Insurance Holdings, Inc. and CBD Holdings Ltd. (collectively, the “Sellers”). Pursuant to the Agreement, the Company has agreed to acquire from the Sellers nine direct and indirect subsidiaries of the Sellers, including five insurance companies (the “Acquired Companies”). The acquisition and related agreements are subject to various regulatory approvals and other customary conditions to closing.

On February 7, 2006, PLC executed a Guarantee in favor of JPMC and the Sellers by which the Company has unconditionally guaranteed the performance of the Company’s obligations under the Agreement, related documents and the related transactions contemplated by the Agreement.

The aggregate purchase price for the Acquired Companies is approximately $1.2 billion and will be reduced by dividends paid to the Sellers by the Acquired Companies on or prior to the closing date. The purchase price is subject to adjustments.

The availability of financing to the Company is not a condition to closing. Subject to regulatory and third party approvals, the Company expects to enter into a series of reinsurance agreements with third parties for the variable annuity business of the Acquired Companies and up to approximately one-half of the value of the remaining business. Any dividends that may be paid by the Acquired Companies to the sellers prior to the closing will reduce the purchase price. The Company estimates that its investment will be approximately $460 million, after giving effect to the reinsurance transactions and requested pre-closing dividends. The requested dividends and reinsurance agreements are subject to regulatory approvals, including regulatory approvals that must be obtained by one reinsurer group. The Company expects to obtain the additional funds to complete the transaction (including any funds that may be needed due to failure to obtain requisite regulatory approvals of reinsurance agreements or dividends) through a combination of sources, which may include internal excess capital, capital contributions from proceeds of offerings of securities by PLC in the public or private capital markets, and funds made available by the Company from its existing credit facilities. In addition, the Company has obtained a commitment for a $750 million bridge financing facility from a third party. The Company does not expect it will be necessary to use the bridge financing facility.

SCHEDULE III — SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(in thousands)

COL. A	COL. B	COL. C	COL. D	COL. E	COL. F	COL. G	COL. H	COL. I	COL. J
Segment	Deferred Policy Acquisition Costs	Future Policy Benefits and Claims	Unearned Premiums	Stable Value Products, Annuity Contracts and Other Policyholders’ Funds	Net Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisition Costs	Other Operating Expenses(1)
Year Ended December 31, 2005:
Life Marketing	$ 1,584,121	$ 7,027,066	$ 130,683	$ 62,851	$ 288,568	$ 260,914	$ 392,448	$ 55,688	$ (59,477)
Acquisitions	304,837	3,091,166	274	757,043	186,804	223,201	273,626	27,072	30,191
Annuities	128,930	760,906	11,959	2,661,224	31,810	218,678	187,791	37,512	25,675
Stable Value Products	19,102			5,959,112		310,715	246,134	4,694	5,089
Asset Protection	159,740	132,404	539,385	6,899	186,483	31,221	101,459	68,623	69,207
Corporate and Other	7,381	100,260	18,516	145,830	42,267	83,190	51,890	4,063	54,133
Adjustments(2)		35,840	69
TOTAL	$ 2,204,111	$ 11,147,642	$ 700,886	$ 9,592,959	$ 735,932	$ 1,127,919	$ 1,253,348	$ 197,652	$ 124,818
Year Ended December 31, 2004:
Life Marketing	$ 1,262,637	$ 5,794,434	$ 43,500	$ 64,247	$ 208,682	$ 237,049	$ 274,584	$ 58,970	$ (50,197)
Acquisitions	337,372	3,136,525	309	834,675	204,332	232,499	287,356	28,652	35,827
Annuities	81,250	772,440	8,861	2,669,776	30,341	210,886	183,271	32,271	23,300
Stable Value Products	18,301			5,377,917		268,184	205,168	3,480	6,377
Asset Protection	116,636	183,936	540,078	5,156	207,460	30,841	120,853	72,273	62,342
Corporate and Other	8,908	90,860	29,617	225,916	47,359	49,747	45,241	4,484	51,245
Adjustments(2)		38,103	71
TOTAL	$ 1,825,104	$ 10,016,298	$ 622,436	$ 9,177,687	$ 698,174	$ 1,029,206	$ 1,116,473	$ 200,130	$ 128,894
Year Ended December 31, 2003:
Life Marketing					$ 198,653	$ 229,913	$ 253,785	$ 66,078	$ (50,379)
Acquisitions					213,912	246,143	291,768	32,690	41,537
Annuities					26,265	224,330	197,955	38,196	23,969
Stable Value Products						233,104	186,565	2,279	5,349
Asset Protection					244,566	36,423	142,169	80,320	80,544
Corporate and Other					52,278	10,830	51,835	5,544	38,079
TOTAL					$ 735,674	$ 980,743	$ 1,124,077	$ 225,107	$ 139,099

(1)                 Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

(2)                 Balance Sheet adjustments represent the inclusion of assets related to discontinued operations.

SCHEDULE IV — REINSURANCE
PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(dollars in thousands)

COL. A	COL. B	COL. C	COL. D	COL. E	COL. F
	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year Ended December 31, 2005:
Life insurance in force	$443,923,068	$393,605,152	$23,210,523	$73,528,439	31.6%
Premiums and policy fees:
Life insurance	$1,294,183	$981,788	$221,756	$534,151	41.5%
Accident/health insurance	107,072	43,855	4,100	67,317	6.1
Property and liability insurance	239,455	118,345	13,354	134,464	9.9
TOTAL	$1,640,710	$1,143,988	$239,210	$735,932
Year Ended December 31, 2004:
Life insurance in force	$379,588,512	$354,015,938	$29,448,143	$55,020,717	53.5%
Premiums and policy fees:
Life insurance	$1,200,906	$941,650	$219,917	$479,173	45.9%
Accident/health insurance	113,367	60,560	25,461	78,268	32.5
Property and liability insurance	236,048	122,441	27,604	141,211	19.5
TOTAL	$1,550,321	$1,124,651	$272,982	$698,652
Year Ended December 31, 2003:
Life insurance in force	$324,318,517	$292,740,795	$22,176,303	$53,754,025	41.3%
Premiums and policy fees:
Life insurance	$1,011,553	$765,276	$247,592	$493,869	50.1%
Accident/health insurance	99,023	61,644	59,633	97,012	61.5
Property and liability insurance	170,322	91,015	65,688	144,995	45.3
TOTAL	$1,280,898	$917,935	$372,913	$735,876

SCHEDULE V — VALUATION ACCOUNTS
PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(dollars in thousands)

COL. A	COL. B	COL. C		COL. D	COL. E
Additions
Description	Balance at beginning of period	(1) Charged to costs and expenses	(2) Charges to other accounts	Deductions	Balance at end of period
2005
Allowance for Uncollected Reinsurance Receivable	$0	$0	$0	$0	$0
2004
Allowance for Uncollected Reinsurance Receivable	$6,462	$0	$0	$6,462	$0

PART C
OTHER INFORMATION

Item 27.   Exhibits.

1.	Certified resolutions of the board of directors of Protective Life Insurance Company establishing Protective Variable Life Separate Account. (1)
2.	Custodian Agreements — None.
3.	(a)	Form of Underwriting Agreement among Protective Life Insurance Company, Investment Distributors, Inc. and Protective Variable Life Separate Account. (2)
(a)(1) Amendment I to the Underwriting Agreement. (7)
	(b)	Form of Distribution Agreement between Investment Distributors, Inc. and selling broker-dealers. (2)
4.	(a)	Form of Contract. (17)
	(b)	Children’s term life rider. (1)
	(c)	Accidental death benefit rider. (1)
	(d)	Disability benefit rider. (1)
	(d)	Guaranteed insurability rider. (1)
	(f)	Protected insurability benefit rider. (1)
	(g)	Term Rider for Covered Insured. (4)
	(h)	Policy Value Credit Endorsement. (17)
	(i)	Terminal Illness Accelerated Death Benefit Endorsement. (8)
	(j)	Cash Value Accumulation Test Endorsement. (10)
	(k)	Flexible Coverage Rider. (14)
	(l)	Increased Surrender Value Rider and Schedule. (17)
5.	Form of Contract Application. (5)
6.	(a)	Charter of Protective Life Insurance Company. (1)
	(b)	By-Laws of Protective Life Insurance Company. (1)
7.	(a)	Form of Automatic and Facultative Yearly Renewable Term Agreement. (12)
	(b)	Form of Yearly renewable Term Reinsurance Agreement. (12)
	(c)	List of Reinsurers.
8.	(a)	Participation Agreement (Goldman Sachs Variable Insurance Trust). (15)
	(b)	Participation Agreement (Oppenheimer Variable Account Funds). (3)
	(c)	Participation Agreement (MFS Variable Insurance Trust). (3)
	(d)	Participation Agreement (Acacia Capital Corporation). (3)
	(e)	Participation Agreement (Van Eck Worldwide Insurance Trust). (6)
	(f)	Participation Agreement (Van Kampen Life Investment Trust). (9)
	(g)	Form of Participation Agreement (Fidelity Variable Insurance Products Funds). (10)
	(h)	Participation Agreement (Lord Abbett Series Fund, Inc.). (11)
	(i)	Participation Agreement for Class II Shares (Van Kampen). (13)
	(j)	Form of Participation Agreement for Service Class Shares (Universal Institutional Funds, Inc.). (13)
	(k)	Participation Agreement (Goldman Sachs Variable Insurance Trust). (16)
	(l)	Participation Agreement (Franklin Templeton Variable Insurance Products Trust) (19)
	(m)	Amended and Restated Participation Agreement (Fidelity Variable Insurance Products Funds). (19)
9.	Administrative Contracts — Not applicable.
10.	Other Material Contracts. Not applicable.
11.	Opinion and consent of Nancy Kane, Esq. (18)
12.	Actuarial Opinion. Not applicable.
13.	Calculations. Not applicable.
14.	Other Opinions.

(a) Consent of Sutherland Asbill & Brennan LLP.
(b) Consent of PricewaterhouseCoopers, L.L.P.
15.	Omitted Financial Statements. No Financial Statements are omitted from Item 24.
16.	Initial Capital Agreements. Not applicable.
17.	Redeemability Exemption.
(a) Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) describing issue, transfer and redemption procedures — Executive. (18)
18.	Power of Attorney.

(1)          Incorporated herein by reference to the initial filing of the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on August 4, 1995.

(2)          Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on December 22, 1995.

(3)          Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 33-70984) as filed with the Commission on April 30, 1997.

(4)          Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form S-6 Registration Statement (File No. 33-61599) as filed with the Commission on April 30, 1998.

(5)          Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-61599) as filed with the Commission on April 10, 1996.

(6)          Incorporated herein by reference to Pre-Effective Amendment Number 1 to the Form N-4 Registration Statement (File No. 333-60149) filed with the Commission on October 26, 1998.

(7)          Incorporated herein by reference to Pre-Effective Amendment Number 1 to the Form S-6 Registration Statement (File No. 333-45963) filed with the Commission on June 3, 1998.

(8)          Incorporated herein by reference to Post-Effective Amendment Number 5 to the Form S-6 Registration Statement (File No. 33-61599) filed with the Commission on April 25, 2000.

(9)          Incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-70984) as filed with the Commission on April 20, 2000.

(10)   Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form S-6 Registration Statement (File No. 33-61599) as filed with the Commission on April 20, 2001.

(11)   Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form N-4 Registration Statement (File No. 333-94047) as filed with the Commission on April 25, 2002.

(12)   Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-6 Registration Statement (File No. 333-52215) as filed with the Commission on April 30, 2003.

(13)   Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 333-94047) as filed with the Commission on April 30, 2003.

(14)   Incorporated herein by reference to Post-Effective Amendment No. 10 to the Form N-6 Registration Statement (File No. 33-61599) as filed with the Commission on April 30, 2003.

(15)   Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Form N-4 Registration Statement (File No. 333-107331) as filed with the Commission on November 26, 2003.

(16)   Incorporated by reference to the initial Registration Statement on Form N-4 (File No. 333-112892) filed with the Commission on February 17, 2004.

(17)   Incorporated by reference to the initial Registration Statement on Form N-6 (File No. 333-117348) as filed with the Commission on July 14, 2004.

(18) Incorporated by reference to the initial Registration Statement on Form N-6 (File No. 333-117348) as filed with the Commission on September 14, 2004.

(19) Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-116813) as filed with the Commission on April 28, 2006.

Item 28.   Directors and Officers of Depositor.

Name and Principal Business Address	Position and Offices with Depositor
John D. Johns	Chairman of the Board, President, and Director
R. Stephen Briggs	Executive Vice President, Life and Annuity Division, and Director
Allen W. Ritchie	Executive Vice President and Chief Financial Officer and Director
Carolyn Johnson	Senior Vice President and Chief Operating Officer, Life and Annuity Division
Carolyn King	Senior Vice President, Acquisitions Division
Deborah J. Long	Senior Vice President, General Counsel and Secretary
Brent E. Griggs	Senior Vice President, Asset Protection Division
Wayne E. Stuenkel	Senior Vice President and Chief Actuary
Judy Wilson	Senior Vice President, Stable Value Products
Richard J. Bielen	Senior Vice President, Chief Investment Officer and Treasurer
Carl S. Thigpen	Senior Vice President, Chief Mortgage and Real Estate Officer and Assistant Secretary
John B. Deremo	Senior Vice President, Life and Annuity Division
Alan E. Watson	Senior Vice President, Life and Annuity Division
Steven G. Walker	Senior Vice President, Controller, Chief Accounting Officer and Director
Wayne D. Hall	Vice President, Acquisitions Administration

*                    Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 29.   Persons Controlled by or Under Common Control With the Depositor and Registrant.

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company’s outstanding voting common stock is owned by Protective Life Corporation. Protective Life Corporation is described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by Protective Life Corporation may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of Protective Life Corporation for the fiscal year ended December 31, 2005 (File No. 001-11339) filed with the Commission on March 16, 2006.

Item 30.   Indemnification.

Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life’s directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

In addition, the executive officers and directors are insured by PLC’s Directors’ and Officers’ Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.   Principal Underwriter.

(a)          Other Activity. Investment Distributors, Inc. (“IDI”) is the principal underwriter of the Policies as defined in the Investment Company Act of 1940. IDI is also principal underwriter for the Protective Variable Annuity Separate Account and the Variable Annuity Separate Account A of Protective Life.

(b)         Management. The following information is furnished with respect to the officers and directors of Investment Distributors,  Inc.

Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Edwin V. Caldwell	President, Secretary and Director	Vice President, IDG Operations, Life and Annuity Division
Stephen Briggs	Vice President and Director	Executive Vice President, Director
A.S. Williams, III	Director	None
Kevin B. Borie	Director	Vice President and Actuary, Life and Annuity Division

Bonnie Miller	Assistant Secretary	Second Vice President, Life and Annuity Division
Barry K. Brown	Assistant Secretary	Director II, LLC Commissions
Cindy McGill	Assistant Secretary	Director II, IDG New Business
Gary Carroll	Chief Compliance Officer and Director	Second Vice President, Compliance, Life and Annuity Division
Julena Johnson	Assistant Compliance Officer	Compliance Auditor II
Thomas R. Barrett	Chief Financial Officer and Director	Director of Operational Accounting, Life and Annuity Division
Jason P. Dees	Assistant Financial Officer	Staff Accountant II, Life and Annuity Division

*                    Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama, 35223.

(c)          Compensation From the Registrant. The following commissions were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Investments Distributors, Inc.	None	None	N/A	N/A

Item 32.   Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by Protective Life Insurance Company at 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 33.   Management Services.

All management contracts are discussed in Part A or Part B.

Item 34.   Fee Representation.

Protective Life hereby represents that the fees and charges deducted under the variable life insurance policies described herein are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by it under such policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Protective Variable Life Separate Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama on April 28, 2006.

PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
(Registrant)
By:	/s/ JOHN D. JOHNS
John D. Johns, Chairman of the Board and President Protective Life Insurance Company

PROTECTIVE LIFE INSURANCE COMPANY
(Depositor)
By:	/s/ JOHN D. JOHNS
John D. Johns, Chairman of the Board and President Protective Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-6 has been signed by the following persons in the capacities and on the dates indicated.

	Signature	Title	Date

	/s/ JOHN D. JOHNS	Chairman of the Board, President
	John D. Johns	and Director (Principal Executive	April 28, 2006
Officer)

	/s/ ALLEN W. RITCHIE	Executive Vice President, Chief
	Allen W. Ritchie	Financial Officer and Director	April 28, 2006
(Principal Financial Officer)

	/s/ STEVEN G. WALKER	Senior Vice President, Controller
	Steven G. Walker	and Chief Accounting Officer	April 28, 2006
(Principal Accounting Officer)

	/s/ R. STEPHEN BRIGGS	Director	April 28, 2006
R. Stephen Briggs

*By:	/s/ DAVID LOPER
	David Loper		April 28, 2006
Attorney-in-Fact